                                                                     Exhibit 4.4

                          SIERRA HEALTH SERVICES, INC.

                  2.25% Senior Convertible Debentures Due 2023

           ----------------------------------------------------------

                                    INDENTURE

                            Dated as of March 3, 2003

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                        WELLS FARGO BANK MINNESOTA, N.A.

                                     TRUSTEE

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                                TABLE OF CONTENTS

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                                                                                              ----

                                    ARTICLE 1
                                    ---------
                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

Section 1.01.  Definitions......................................................................1
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Section 1.02.  Other Definitions................................................................6
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Section 1.03.  Incorporation By Reference Of Trust Indenture Act................................7
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Section 1.04.  Rules Of Construction............................................................7
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Section 1.05.  Acts of Holders..................................................................8
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                                    ARTICLE 2
                                    ---------
                                 THE SECURITIES
                                 --------------

Section 2.01.  Form And Dating..................................................................9
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Section 2.02.  Execution And Authentication....................................................10
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Section 2.03.  Registrar, Paying Agent, Conversion Agent And Calculation Agent.................11
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Section 2.04.  Paying Agent To Hold Money And Securities In Trust..............................11
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Section 2.05.  Securityholder Lists............................................................12
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Section 2.06.  Transfer And Exchange...........................................................12
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Section 2.07.  Replacement Securities..........................................................13
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Section 2.08.  Outstanding Securities; Determinations Of Holders' Action.......................14
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Section 2.09.  Temporary Securities............................................................15
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Section 2.10.  Cancellation....................................................................15
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Section 2.11.  Persons Deemed Owners...........................................................16
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Section 2.12.  Global Securities...............................................................16
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Section 2.13.  CUSIP Numbers...................................................................21
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Section 2.14.  Ranking.........................................................................21
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                                    ARTICLE 3
                                    ---------
                            REDEMPTION AND PURCHASES
                            ------------------------

Section 3.01.  Company's Right To Redeem; Notices To Trustee...................................22
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Section 3.02.  Selection Of Securities To Be Redeemed..........................................22
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Section 3.03.  Notice Of Redemption............................................................23
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Section 3.04.  Effect Of Notice Of Redemption..................................................24
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Section 3.05.  Deposit Of Redemption Price.....................................................24
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Section 3.06.  Securities Redeemed In Part.....................................................24
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Section 3.07.  Purchase Of Securities By The Company At Option Of The Holder...................24
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Section 3.08.  Purchase Of Securities At Option Of The Holder Upon Change Of Control...........26
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Section 3.09.  Company's Right To Elect Manner Of Payment Of Purchase Price And Change
               Of Control Purchase Price For Payment...........................................31
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Section 3.10 . Covenants of the Company........................................................36
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Section 3.11.  Taxes...........................................................................36
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Section 3.12.  Effect Of Purchase Notice Or Change Of Control Purchase Notice..................36
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Section 3.13.  Deposit Of Purchase Price Or Change Of Control Purchase Price...................38
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Section 3.14.  Securities Purchased In Part....................................................38
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Section 3.15.  Covenant To Comply With Securities Laws Upon Purchase Of Securities.............39
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Section 3.16.  Repayment To The Company........................................................39
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                                    ARTICLE 4
                                    ---------
                                    COVENANTS
                                    ---------

Section 4.01.  Payment of Securities...........................................................39
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Section 4.02.  SEC And Other Reports...........................................................40
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Section 4.03.  Compliance Certificate..........................................................40
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Section 4.04.  Further Instruments And Acts....................................................40
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Section 4.05.  Maintenance Of Office Or Agency.................................................41
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Section 4.06.  Delivery Of Certain Information.................................................41
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Section 4.07.  Liquidated Damages Notice.......................................................41
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                                    ARTICLE 5
                                    ---------
                                SUCCESSOR PERSON
                                ----------------

Section 5.01.  When Company May Merge Or Transfer Assets.......................................42
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                                    ARTICLE 6
                                    ---------
                              DEFAULTS AND REMEDIES
                              ---------------------

Section 6.01.  Events Of Default...............................................................43
--------------------------------
Section 6.02.  Acceleration....................................................................45
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Section 6.03.  Other Remedies..................................................................46
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Section 6.04.  Waiver Of Past Defaults.........................................................46
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Section 6.05.  Control By Majority.............................................................46
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Section 6.06.  Limitation On Suits.............................................................47
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Section 6.07.  Rights Of Holders To Receive Payment............................................47
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Section 6.08.  Collection Suit By Trustee......................................................47
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Section 6.09.  Trustee May File Proofs Of Claim................................................48
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Section 6.10.  Priorities......................................................................48
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Section 6.11.  Undertaking For Costs...........................................................49
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Section 6.12.  Waiver Of Stay, Extension Or Usury Laws.........................................49
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                                    ARTICLE 7
                                    ---------
                                     TRUSTEE
                                     -------

Section 7.01.  Duties Of Trustee...............................................................49
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Section 7.02.  Rights Of Trustee...............................................................51
--------------------------------
Section 7.03.  Individual Rights Of Trustee....................................................52
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Section 7.04.  Trustee's Disclaimer............................................................52
-----------------------------------
Section 7.05.  Notice Of Defaults..............................................................52
---------------------------------
Section 7.06.  Reports By Trustee To Holders...................................................53
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Section 7.07.  Compensation And Indemnity......................................................53
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Section 7.08.  Replacement Of Trustee..........................................................54
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Section 7.09.  Successor Trustee By Merger.....................................................55
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Section 7.10.  Eligibility; Disqualification...................................................55
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Section 7.11.  Preferential Collection Of Claims Against Company...............................55
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                                    ARTICLE 8
                                    ---------
                             DISCHARGE OF INDENTURE
                             ----------------------

Section 8.01.  Discharge Of Liability On Securities............................................55
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Section 8.02.  Repayment To The Company........................................................55
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                                    ARTICLE 9
                                    ---------
                                   AMENDMENTS
                                   ----------

Section 9.01.  Without Consent Of Holders......................................................56
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Section 9.02.  With Consent Of Holders.........................................................57
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Section 9.03.  Compliance With Trust Indenture Act.............................................58
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Section 9.04.  Revocation And Effect Of Consents, Waivers And Actions..........................58
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Section 9.05.  Notation On Or Exchange Of Securities...........................................59
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Section 9.06.  Trustee To Sign Supplemental Indentures.........................................59
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Section 9.07.  Effect Of Supplemental Indentures...............................................59
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                                   ARTICLE 10
                                   ----------
                                   CONVERSIONS
                                   -----------

Section 10.01.  Conversion Privilege...........................................................59
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Section 10.02.  Conversion Procedure; Conversion Price; Fractional Shares......................61
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Section 10.03.  Adjustment of Conversion Rate..................................................63
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Section 10.04.  Effect of Reclassification, Consolidation, Merger or Sale......................72
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Section 10.05.  Taxes on Shares Issued.........................................................73
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Section 10.06.  Reservation of Shares, Shares to Be Fully Paid; Compliance with
        Governmental Requirements; Listing of Common Stock...........................................73
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Section 10.07.  Responsibility of Trustee......................................................74
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Section 10.08.  Notice To Holders Prior To Certain Actions.....................................75
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Section 10.09.  Rights Issued in Respect of Common Stock Issued upon Conversion................76
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Section 10.10.  Unconditional Right Of Holders To Convert......................................76
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                                   ARTICLE 11
                                   ----------
                                  MISCELLANEOUS
                                  -------------

Section 11.01.  Trust Indenture Act Controls...................................................76
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Section 11.02.  Notices........................................................................77
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Section 11.03.  Communication By Holders With Other Holders....................................77
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Section 11.04.  Certificate And Opinion As To Conditions Precedent.............................78
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Section 11.05.  Statements Required In Certificate Or Opinion..................................78
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Section 11.06.  Separability Clause............................................................78
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Section 11.07.  Rules By Trustee, Paying Agent, Conversion Agent and Registrar.................78
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Section 11.08.  Legal Holidays.................................................................78
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Section 11.09.  GOVERNING LAW..................................................................79
-----------------------------
Section 11.10.  No Recourse Against Others.....................................................79
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Section 11.11.  Successors.....................................................................79
--------------------------
Section 11.12.  Multiple Originals.............................................................79
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EXHIBIT A.........         Form of Global Security
EXHIBIT B.........         Form of Certificated Security
EXHIBIT C.........         Transfer Certificate

     INDENTURE dated as of March 3, 2003 between SIERRA HEALTH SERVICES, INC., a
Nevada   corporation   ("Company"),   and  WELLS  FARGO  BANK  MINNESOTA,   N.A.
("Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal  and  ratable  benefit  of the  Holders  of  the  Company's  2.25%  Senior
Convertible Debentures Due 2023:

                                    Article 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01....... Definitions.

     "144A Global Security" means a permanent Global Security in the form of the
Security attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depositary,  representing Securities sold in reliance on Rule
144A under the Securities Act.

     "Affiliate"  of any  specified  person means any other  person  directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  person.  For the  purposes  of this  definition,
"control"  when used with  respect to any  specified  person  means the power to direct or cause the  direction  of the  management  and policies of such person, directly or indirectly,  whether through the ownership of voting securities,  by contract  or  otherwise;  and the  terms  "controlling"  and  "controlled"  have meanings correlative to the foregoing.

     "Applicable  Procedures" means, with respect to any transfer or transaction involving  a Global  Security  or  beneficial  interest  therein,  the rules and procedures  of the  Depositary  for such  Security,  in each case to the  extent applicable to such transaction and as in effect from time to time.

     "Applicable  Stock"  means (i) the Common  Stock and (ii) in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise  permitted  hereunder  in  which  the  Company  is not  the  surviving corporation,  the common stock, ordinary shares or American Depositary Shares of such surviving corporation or its direct or indirect parent corporation

     "Board of Directors"  means either the board of directors of the Company or any duly authorized committee of such board.

     "Board Resolution" means a resolution of the Board of Directors.

     "Business Day" means, with respect to any Security,  a day that in the City of New York, is not a day on which banking institutions are authorized by law or regulation to close.

     "Calculation  Agent" means initially  Wells Fargo Bank Minnesota,  N.A. and its successors and assigns.

     "Capital  Stock" for any corporation  means any and all shares,  interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

     "Certificated  Securities"  means  Securities  that  are in the form of the
Securities attached hereto as Exhibit B.

     "Common Stock" means the common stock,  $0.005 par value per share,  of the
Company  existing on the date of this  Indenture  or any other shares of Capital
Stock of the Company  into which such  Common  Stock  shall be  reclassified  or changed.

     "Company"  means the party named as the  "Company" in the first  Section of this  Indenture  until  a  successor  replaces  it  pursuant  to the  applicable provisions of this Indenture and,  thereafter,  shall mean such  successor.  The foregoing  sentence shall  likewise  apply to any  subsequent  such successor or successors.

     "Company  Request"  or  "Company  Order"  means a written  request or order signed in the name of the Company by any two Officers.

     "Conversion  Price" as of any date means $1,000  divided by the  Conversion
Rate as of such date.

     "Conversion Rate" has the meaning set forth in Section 10.02(a) hereof.

     "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered,  which office at the date hereof is located at Wells Fargo Bank Minnesota,  N.A., Corporate Trust
Services, MAC N9303-110,  Sixth & Marquette,  Minneapolis,  MN 55479 or such other  address as the Trustee may  designate  from time to time by notice to the
Holders  and  the  Company,  or the  principal  corporate  trust  office  of any successor  Trustee (or such other  address as a successor  Trustee may designate from time to time by notice to the Holders and the Company).

     "Credit  Agreement"  means the Credit  Agreement  dated as of March 3, 2003 among the Company,  certain  subsidiaries of the Company named therein,  Bank of
America, N.A., the other lenders party thereto, Credit Lyonnais New York Branch,
U.S. Bank National Association and Bank of America Securities LLC.

     "Designated  Subsidiary"  shall  mean any  existing  or  future,  direct or indirect,  Subsidiary of the Company whose assets  constitute 15% or more of the total assets of the Company on a consolidated basis.

     "Global Securities" means Securities that are in the form of the Securities attached  hereto  as  Exhibit  A, and that are  registered  in the  register  of
Securities in the name of a Depositary or a nominee  thereof,  and to the extent that such  Securities are required to bear the Legend  required by Section 2.06, such Securities will be in the form of a 144A Global Security.

     "Holder"  or  "Securityholder"  means a person in whose name a Security  is registered on the Registrar's books.

     "Indenture"  means this Indenture,  as amended or supplemented from time to time in accordance  with the terms hereof,  including the  provisions of the TIA that are deemed to be a part hereof.

     "Interest" means interest payable on each Security pursuant to Section 1 of the Securities.

     "Interest  Payment  Date"  means  March 15 and  September  15 of each year, commencing September 15, 2003.

     "Interest Record Date" means March 1 and September 1 of each year.

     "Issue  Date" of any  Security  means  the date on which the  Security  was originally issued or deemed issued as set forth on the face of the Security.

     "Liquidated  Damages"  means the  interest  that is payable by the  Company pursuant to the Registration  Rights  Agreement upon a Registration  Default (as defined in such agreement).

     "Market  Price"  means,  with respect to shares of  Applicable  Stock,  the average of the Sale Prices of the shares of Applicable  Stock for the 20-Trading
Day  period  immediately  preceding  and  including  the  third day prior to the applicable Purchase Date or Change of Control Purchase Date, as the case may be,
(if the third  Business Day prior to the  applicable  Purchase Date is a Trading
Day, or if not, then on the last Trading Day prior to the third  Business  Day), appropriately  adjusted to take into account the  occurrence,  during the period commencing on the first of the Trading Days during the 20-Trading Day period and ending on the Purchase Date or Change of Control  Purchase Date, as the case may be, of any event described in Sections 10.03 or 10.04.

     "NYSE" means The New York Stock Exchange, Inc.

     "Officer" means the Chairman of the Board, the Chief Executive Officer, the
Chief Financial Officer, the President, any Vice President, the Secretary or any
Assistant Secretary of the Company.

     "Officers'   Certificate"  means  a  written  certificate   containing  the
information  specified  in Sections  11.04 and 11.05,  signed in the name of the
Company  by any  two  Officers,  and  delivered  to the  Trustee.  An  Officers'
Certificate  given  pursuant  to Section  4.03 shall be signed by an  authorized financial  or  accounting  Officer  of the  Company  but  need not  contain  the information specified in Sections 11.04 and 11.05.

     "Opinion of Counsel" means a written  opinion  containing  the  information specified  in Sections  11.04 and 11.05,  from legal  counsel who is  reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the
Company or the Trustee.

     "Person" means any  individual,  corporation,  limited  liability  company,
partnership,   joint   venture,   association,   joint-stock   company,   trust,
unincorporated   organization,   or   government  or  any  agency  or  political
subdivision thereof.

     "Purchase  Agreement" means the Purchase Agreement dated as of February 25,
2003 between the Company and Banc of America  Securities LLC, as  representative of the initial purchasers named therein.

     "Redemption  Date" means the date  specified in a notice of  redemption  on which  the  Securities  may be  redeemed  in  accordance  with the  terms of the
Securities and this Indenture.

     "Redemption  Price" or "redemption  price" shall have the meaning set forth in Section 3.01.

     "Registration  Rights  Agreement"  means  the  Resale  Registration  Rights
Agreement,  dated as of the date hereof, between the Company and Banc of America
Securities LLC, as  representative  of the several initial  purchasers under the
Purchase Agreement.

     "Responsible  Officer"  means,  when used with respect to the Trustee,  any officer within the corporate trust department of the Trustee, including any vice president,  assistant vice president,  assistant secretary, assistant treasurer, trust  officer  or  any  other  officer  associated  with  the  corporate  trust department of the Trustee who customarily  performs  functions  similar to those performed by the persons who at the time shall be such  officers,  respectively, or to whom any  corporate  trust  matter is  referred  because of such  person's knowledge  of and  familiarity  with the  particular  subject and who shall have direct responsibility for the administration of this Indenture.

     "Restricted  Security"  means a Security  required to bear the  restrictive legend set forth in the form of  Security  set forth in Exhibits A and B of this
Indenture.

     "Rule  144A"  means Rule 144A under the  Securities  Act (or any  successor provision), as it may be amended from time to time.

     "Sale  Price"  means,  with respect to any security on any day, the closing sale  price,  regular  way,  on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case as quoted on the NYSE consolidated tape or, if such security is not quoted or listed or admitted to trading on the NYSE  consolidated  tape,  on the principal  national  securities  exchange  or  quotation  system  on which  such security  is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national  securities exchange or quotation system, the  average  of the  closing  bid and  asked  prices  of such  security  on the over-the-counter  market on the day in  question  as  reported  by the  National
Quotation  Bureau  Incorporated,  or  a  similar  generally  accepted  reporting service, or if not so available,  in such manner as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose, or a price  determined  in good  faith by the Board of  Directors  or, to the  extent permitted  by  applicable  law,  a  duly  authorized  committee  thereof,  whose determination shall be conclusive.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means any of the Company's 2.25% Senior Convertible Debentures
Due 2023,  as  amended  or  supplemented  from time to time,  issued  under this
Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securityholder"  or  "Holder"  means a person in whose name a Security  is registered on the Registrar's books.

     "Stated Maturity",  when used with respect to any Security, means March 15,
2023.

     "Subsidiary"  means  any  person  of  which  at  least  a  majority  of the outstanding  Voting Stock shall at the time  directly or  indirectly be owned or controlled by the Company or by one or more  Subsidiaries  or by the Company and one or more Subsidiaries.

     "TIA"  means  the Trust  Indenture  Act of 1939 as in effect on the date of this Indenture,  provided,  however,  that in the event the TIA is amended after such date, TIA means, to the extent  required by any such amendment,  the TIA as so amended.

     "Trading  Day" means a day during  which  trading in  securities  generally occurs on the NYSE or, if the  Common  Stock is not  listed  for  trading on the
NYSE, on the principal other national or regional  securities  exchange on which the  Common  Stock  then is listed  or, if the  Common  Stock is not  listed for trading  on  a  national  or  regional  securities  exchange,  on  the  National
Association of Securities  Dealers Automated  Quotation System or, if the Common
Stock is not quoted on the National  Association of Securities Dealers Automated
Quotation  System,  on the  principal  other market on which the Common Stock is then traded.

     "Trustee"  means the party named as the "Trustee" in the first paragraph of this  Indenture  until  a  successor  replaces  it  pursuant  to the  applicable provisions of this Indenture and,  thereafter,  shall mean such  successor.  The foregoing  sentence shall  likewise  apply to any  subsequent  such successor or successors.

     "Voting  Stock" of a person means Capital Stock of such person of the class or classes  pursuant to which the holders  thereof have the general voting power under  ordinary  circumstances  to  elect at least a  majority  of the  board of directors,  managers or trustees of such person  (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 1.02.......  Other Definitions.

                                                                   Defined in
Terms:                                                             Section:
"Adjustment Event"............................................     10.03(k)
"Agent Members"...............................................     2.12(e)
"Applicable Stock"............................................     3.08(c)
"beneficial owner"............................................     3.08(a)
"cash"........................................................     3.09(a)
"Change of Control"...........................................     3.08(a)
"Change of Control Purchase Date".............................     3.08(a)
"Change of Control Purchase Notice"...........................     3.08(c)
"Change of Control Purchase Price"............................     3.08(a)
"Company Notice"..............................................     3.09(d)
"Company Notice Date".........................................     3.09(b)
"Continuing Director".........................................     3.08(a)
"Conversion Agent"............................................     2.03
"Current Market Price"........................................     10.03(g)
"DTC" ........................................................     2.01(a)
"Depositary"..................................................     2.01(a)
"Designated Subsidiary".......................................     6.01
"Determination Date"..........................................     10.03(k)
"Distributed Assets"..........................................     10.03(d)
"Event of Default"............................................     6.01
"Ex-Dividend Time"............................................     10.01(b)
"Exchange Act"................................................     2.12(e)
"Expiration Time".............................................     10.03(f)
"Extraordinary Cash Dividend" ................................     10.03(e)
"Fair Market Value" or "fair market value"....................     10.03(g)
"Fiscal Quarter"..............................................     10.01(a)
"Institutional Accredited Investors"..........................     2.12(a)(iv)
"Legal Holiday"...............................................     11.08
"Legend"......................................................     2.06(f)
"Liquidated Damages Notice" ..................................     4.07
"Market Price"................................................     3.09(c)
"non-electing share"..........................................     10.04
"Notice of Conversion"........................................     10.02(b)
"Notice of Default"...........................................     6.01
"Paying Agent"................................................     2.03
"Purchase Date"...............................................     3.07
"Purchase Notice".............................................     3.07
"Purchase Price"..............................................     3.07
"Purchased Shares"............................................     10.03(f)
"QIB".........................................................     2.01(a)
"Record Date".................................................     10.03(g)
"Registrar"...................................................     2.03
"Rights"......................................................     10.09
"Rights Agreement"............................................     10.09
"Rule 144A Information".......................................     4.06
"Trigger Event"...............................................     10.03(d)

     Section 1.03  Incorporation  By Reference Of Trust Indenture Act.  Whenever
this Indenture  refers to a provision of the TIA, the provision is  incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company.

          All other TIA terms  used in this  Indenture  that are  defined by the
     TIA,  defined by TIA  reference  to another  statute or defined by SEC rule have the meanings assigned to them by such definitions.

          Section  1.04  Rules Of  Construction.  Unless the  context  otherwise requires:

               (1) a term has the meaning assigned to it;

               (2) an  accounting  term not  otherwise  defined  has the meaning assigned  to it  in  accordance  with  generally  accepted  accounting principles as in effect from time to time;

               (3) "or" is not exclusive;

               (4) "including" means including, without limitation; and

               (5) words in the  singular  include the plural,  and words in the plural include the singular.

               Section 1.05 Acts of Holders.

               (a)  Any  request,  demand,  authorization,   direction,  notice,
          consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied  in and  evidenced  by one or more instruments of  substantially  similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided,  such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby  expressly  required,  to the  Company,  as  described in
          Section 11.02. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the
          "Act" of Holders  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing any such agent  shall be  sufficient  for any  purpose  of this  Indenture  and conclusive  in favor of the  Trustee and the  Company,  if made in the manner provided in this Section.

               (b) The fact and date of the  execution by any person of any such instrument  or writing may be proved by the  affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take  acknowledgments  of deeds,  certifying that the individual signing such instrument or writing acknowledged to such officer the  execution  thereof.  Where such  execution is by a signer acting in a capacity  other than such  signer's  individual  capacity, such  certificate or affidavit shall also constitute  sufficient proof of such signer's authority.  The fact and date of the execution of any such instrument or writing,  or the authority of the person  executing the same,  may also be proved in any other  manner  which the  Trustee deems sufficient.

               (c) The  principal  amount and serial  number of any Security and the  ownership of  Securities  shall be proved by the register for the
          Securities.

               (d)  Any  request,  demand,  authorization,   direction,  notice,
          consent,  waiver or other Act of the Holder of any Security shall bind every  future  Holder  of the same  Security  and the  Holder of every
          Security  issued  upon the  registration  of  transfer  thereof  or in exchange  therefor  or in lieu  thereof in respect of  anything  done, omitted  or  suffered  to be done by the  Trustee  or the  Company  in reliance thereon,  whether or not notation of such action is made upon such Security.

               (e) If the Company  shall  solicit  from the Holders any request, demand,  authorization,  direction,  notice,  consent, waiver or other
          Act,  the  Company  may,  at its  option,  by or  pursuant  to a Board
          Resolution,  fix in  advance a record  date for the  determination  of
          Holders  entitled  to  give  such  request,   demand,   authorization,
          direction, notice, consent, waiver or other Act, but the Company shall have no  obligation  to do so. If such a record  date is  fixed,  such request, demand, authorization,  direction, notice, consent, waiver or other Act may be given before or after such record date,  but only the
          Holders of record at the close of  business  on such record date shall be  deemed to be  Holders  for the  purposes  of  determining  whether
          Holders of the requisite  proportion of  outstanding  Securities  have
          authorized   or  agreed  or   consented  to  such   request,   demand,
          authorization,  direction,  notice,  consent, waiver or other Act, and for that purpose the  outstanding  Securities  shall be computed as of such record date;  provided that no such  authorization,  agreement or consent by the Holders on such  record date shall be deemed  effective unless it shall become  effective  pursuant to the  provisions of this
          Indenture not later than six months after the record date.

                                   Article 2
                                 THE SECURITIES

               Section 2.01.  Form And Dating.  The Securities and the Trustee's
          certificate of  authentication  shall be  substantially in the form of
          Exhibits A and B, which are a part of this  Indenture.  The Securities may have  notations,  legends or  endorsements  required by law, stock exchange rule or usage  (provided  that any such  notation,  legend or endorsement required by usage is in a form acceptable to the Company).
          The Company shall provide any such notations,  legends or endorsements to the Trustee in writing.  Each  Security  shall be dated the date of its authentication.

               (a) 144A Global  Securities.  Securities  offered and sold within the United States to qualified institutional buyers as defined in Rule
          144A  ("QIBs") in reliance on Rule 144A shall be issued,  initially in the form of a 144A Global Security,  which shall be deposited with the
          Trustee at its Corporate Trust Office, as custodian for the Depositary
          (as defined below) and registered in the name of The Depository  Trust
          Company ("DTC") or the nominee thereof (DTC, or any successor thereto,
          and  any  such   nominee   being   hereinafter   referred  to  as  the
          "Depositary"),  duly executed by the Company and  authenticated by the
          Trustee as hereinafter provided. The aggregate principal amount of the
          144A Global Securities may from time to time be increased or decreased by  adjustments  made on the records of the Trustee and the Depositary as hereinafter provided.

               (b) Global  Securities  in General.  Each Global  Security  shall represent  such of the  outstanding  Securities  as shall be specified therein and each shall  provide that it shall  represent the aggregate amount of outstanding  Securities  from time to time endorsed  thereon and that the aggregate  amount of outstanding  Securities  represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

               Any  adjustment  of the  aggregate  principal  amount of a Global
          Security  to reflect  the amount of any  increase  or  decrease in the amount of outstanding  Securities represented thereby shall be made by the  Trustee  in  accordance  with  instructions  given by the  Holder thereof as  required  by Section  2.12 hereof and shall be made on the records of the Trustee and the Depositary.

               (c) Book-Entry Provisions.  This Section 2.01(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

               The Company  shall execute and the Trustee  shall,  in accordance with this Section 2.01(c),  authenticate and deliver  initially one or more Global Securities that (a) shall be registered in the name of the
          Depositary, (b) shall be delivered by the Trustee to the Depositary or
          pursuant   to  the   Depositary's   instructions   and  (c)  shall  be
          substantially in the form of Exhibit A attached hereto.

               (d) Certificated  Securities.  Securities not issued as interests
          in  the  Global   Securities  will  be  issued  in  certificated  form
          substantially in the form of Exhibit B attached hereto.

               Section 2.02. Execution And Authentication.  The Securities shall be executed on behalf of the Company by any Officer.  The signature of the Officer on the Securities may be manual or facsimile.

               Securities   bearing  the  manual  or  facsimile   signatures  of
          individuals  who were at the time of the  execution of the  Securities
          Officers shall bind the Company, notwithstanding that such individuals or any  of  them  have  ceased  to  hold  such  offices  prior  to the authentication  and delivery of such  Securities  or did not hold such offices at the date of authentication of such Securities.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such
          Security a certificate  of  authentication  substantially  in the form provided for herein duly  executed by the Trustee by manual  signature of an authorized  signatory,  and such  certificate  upon any Security shall  be  conclusive  evidence,  and the  only  evidence,  that  such
          Security has been duly authenticated and delivered hereunder.

               The Trustee shall  authenticate  and deliver the  Securities  for original issue in an aggregate  principal amount of up to $100,000,000
          (up  to  $115,000,000   aggregate  principal  amount  if  the  initial
          purchaser's option set forth in the Purchase Agreement is exercised in full) upon one or more Company  Orders  without any further  action by the Company (other than as  contemplated  in Section 11.04 and Section
          11.05 hereof). The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence.

               The  Securities  shall be issued only in registered  form without coupons and only in  denominations  of $1,000 of principal  amount and any integral multiple of $1,000.

               Section  2.03.  Registrar,  Paying  Agent,  Conversion  Agent And
          Calculation  Agent.  The  Company  shall  maintain an office or agency where  Securities may be presented for registration of transfer or for exchange  ("Registrar"),  an office or agency where  Securities may be presented  for purchase or payment  ("Paying  Agent") and an office or agency where  Securities may be presented for conversion  ("Conversion
          Agent").  The Registrar shall keep a register of the Securities and of their  transfer  and  exchange.  The  Company  may  have  one or  more co-registrars,  one or more  additional  paying agents and one or more additional  conversion  agents.  The term Paying  Agent  includes  any additional paying agent, including any named pursuant to Section 4.05.
          The term Conversion  Agent includes any additional  conversion  agent, including any named pursuant to Section 4.05.

               The Company shall enter into an appropriate agency agreement with any Registrar,  Paying Agent,  Conversion Agent,  Calculation Agent or
          co-registrar  (in each case, if such Registrar,  agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this  Indenture  that relate to such agent.  The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar,  Paying Agent or Conversion
          Agent,  the  Trustee  shall  act as such  and  shall  be  entitled  to appropriate  compensation  therefor  pursuant  to  Section  7.07.  The
          Company or any Subsidiary or an Affiliate of either of them may act as
          Paying Agent, Registrar, Conversion Agent or co-registrar.

               The  Company   initially   appoints  the  Trustee  as  Registrar,
          Conversion  Agent,  Calculation  Agent and Paying Agent in  connection with the Securities.

               Section 2.04. Paying Agent To Hold Money And Securities In Trust.
          Except as otherwise  provided herein,  on or prior to each due date of payments in respect of any  Security,  the Company  shall deposit with the Paying  Agent a sum of money (in  immediately  available  funds if deposited  on the due date) or shares of Common  Stock  sufficient  to make such  payments  when so becoming  due. The Company  shall require each Paying  Agent  (other than the  Trustee) to agree in writing that
          the   Paying   Agent   shall   hold  in  trust  for  the   benefit  of
          Securityholders  or the Trustee  all money and shares of Common  Stock held by the Paying  Agent for the making of payments in respect of the
          Securities  and shall notify the Trustee of any default by the Company in making any such payment.  At any time during the continuance of any such default,  the Paying Agent shall, upon the written request of the
          Trustee,  forthwith  pay to the Trustee all money and shares of Common
          Stock so held in trust.  If the Company,  a Subsidiary or an Affiliate of either of them acts as Paying Agent,  it shall  segregate the money and shares of Common Stock held by it as Paying Agent and hold it as a separate  trust  fund.  The  Company at any time may  require a Paying
          Agent to pay all money and  shares of Common  Stock  held by it to the
          Trustee and to account for any funds and Common Stock disbursed by it.
          Upon doing so, the Paying  Agent shall have no further  liability  for the money or shares of Common Stock.

               Section 2.05.  Securityholder  Lists.  The Trustee shall preserve the most recent list  available  to it of the names and  addresses  of
          Securityholders.  If the  Trustee is not the  Registrar,  the  Company
          shall cause to be  furnished to the Trustee at least  semiannually  on
          February 15 and August 15 a listing of Securityholders dated within 15 days of the date on  which  the list is  furnished  and at such  other times as the Trustee may request in writing a list in such form and as of such date as the  Trustee may  reasonably  require of the names and addresses of Securityholders.

               Section 2.06. Transfer And Exchange.  (a) Subject to Section 2.12
          hereof,  upon surrender for  registration of transfer of any Security, together  with a written  instrument of transfer  satisfactory  to the
          Registrar duly executed by the Securityholder or such Securityholder's attorney duly  authorized  in writing,  at the office or agency of the
          Company  designated as Registrar or  co-registrar  pursuant to Section
          2.03,  the Company shall execute,  and the Trustee shall  authenticate and deliver, in the name of the designated  transferee or transferees,
          one  or  more  new  Securities  of  any  authorized   denomination  or
          denominations, of a like aggregate principal amount. The Company shall not  charge a service  charge  for any  registration  of  transfer  or exchange,  but the Company may require  payment of a sum sufficient to pay all taxes,  assessments or other governmental  charges that may be imposed in connection  with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

               At the option of the  Holder,  Securities  may be  exchanged  for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory
          to  the  Registrar  duly  executed  by  the   Securityholder  or  such
          Securityholder's  attorney duly authorized in writing,  at such office or agency.  Whenever any Securities  are so surrendered  for exchange, the Company  shall  execute,  and the Trustee shall  authenticate  and deliver,  the  Securities  which the  Holder  making the  exchange  is entitled to receive.

               The Company shall not be required to make, and the Registrar need not  register,  transfers  or  exchanges  of  Securities  selected for redemption  (except, in the case of Securities to be redeemed in part, the portion  thereof not to be redeemed) or any  Securities in respect of which a Purchase  Notice or Change of Control  Purchase  Notice has
          been given and not withdrawn by the Holder thereof in accordance  with the terms of this Indenture  (except,  in the case of Securities to be purchased in part,  the portion  thereof not to be  purchased)  or any
          Securities  for a period of 15 days  before the mailing of a notice of redemption of Securities to be redeemed.

               (b) Notwithstanding any provision to the contrary herein, so long as a Global Security  remains  outstanding and is held by or on behalf of the  Depositary,  transfers  of a Global  Security,  in whole or in part,  shall be made only in  accordance  with  Section  2.12 and this
          Section  2.06(b).  Transfers of a Global  Security shall be limited to transfers  of  such  Global  Security  in  whole  or in  part,  to the
          Depositary,  to nominees of the  Depositary  or to a successor  of the
          Depositary or such successor's nominee.

               (c) Successive  registrations  and registrations of transfers and exchanges as aforesaid  may be made from time to time as desired,  and each  such  registration  shall  be  noted  on the  register  for  the
          Securities.

               (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such  information as the Trustee may reasonably
          require  in  connection   with  the  delivery  by  such  Registrar  of
          Securities upon transfer or exchange of Securities.

               (e) No  Registrar  shall be  required  to make  registrations  of transfer or exchange of  Securities  during any periods  designated in the text of the  Securities  or in this  Indenture  as periods  during which such registration of transfers and exchanges need not be made.

               (f) If  Securities  are issued  upon the  transfer,  exchange  or replacement  of  Securities  subject to  restrictions  on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and B setting forth such restrictions (collectively, the
          "Legend"), or if a request is made to remove the Legend on a Security, the  Securities  so issued shall bear the Legend,  or the Legend shall not be removed,  as the case may be,  unless there is delivered to the
          Company and the  Registrar  such  satisfactory  evidence,  which shall include an opinion of counsel,  as may be  reasonably  required by the
          Company and the  Registrar  and the Trustee (if not the same Person as the Trustee), that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the  provisions of Rule 144A or Rule 144 under the Securities Act or that such  Securities  are not  "restricted"  within the meaning of
          Rule  144  under  the  Securities  Act.  Upon  (i)  provision  of such satisfactory  evidence,  or (ii)  notification  by the  Company to the
          Trustee  and  Registrar  of the sale of such  Security  pursuant  to a registration statement that is effective at the time of such sale, the
          Trustee,  at the written direction of the Company,  shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security  and the Security is  subsequently held by the Company or an Affiliate  of the Company,  the Legend shall be reinstated.

               Section  2.07.  Replacement  Securities.  If  (a)  any  mutilated
          Security is  surrendered  to the  Trustee,  or (b) the Company and the
          Trustee receive  evidence to their  satisfaction  of the  destruction, loss or theft of any  Security,  and there is delivered to the Company and the Trustee such  security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the
          Company or the Trustee that such  Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall  authenticate and deliver,  in exchange for any such mutilated  Security or in lieu of any such  destroyed,  lost or stolen
          Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

               In case any such  mutilated,  destroyed,  lost or stolen Security has  become or is about to become due and  payable,  or is about to be purchased by the Company pursuant to Article 3 hereof,  the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

               Upon the issuance of any new Securities  under this Section 2.07, the Company may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be  imposed  in  relation thereto and any other expenses (including the fees and expenses of the
          Trustee) connected therewith.

               Every new Security  issued  pursuant to this Section 2.07 in lieu of any mutilated,  destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company,  whether or not the  destroyed,  lost or stolen  Security  shall be at any time enforceable  by anyone,  and shall be entitled to all benefits of this
          Indenture  equally  and   proportionately   with  any  and  all  other
          Securities duly issued hereunder.

               The  provisions  of this  Section  2.07 are  exclusive  and shall preclude (to the extent  lawful) all other  rights and  remedies  with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               Section 2.08. Outstanding Securities;  Determinations Of Holders'
          Action.  Securities  outstanding  at any time  are all the  Securities authenticated  by the Trustee except for those  cancelled by it, those paid pursuant to Section 2.07,  those delivered to it for cancellation and  those  described  in  this  Section  2.08 as not  outstanding.  A
          Security  does not cease to be  outstanding  because the Company or an
          Affiliate  thereof  holds the  Security;  provided,  however,  that in determining  whether the Holders of the requisite  principal amount of
          Securities   have  given  or  concurred   in  any   request,   demand,
          authorization,  direction,  notice,  consent,  waiver,  or  other  Act hereunder,  Securities  owned by the Company or any other obligor upon the  Securities  or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such  request,  demand,  authorization,  direction,  notice,  consent, waiver or other act, only  Securities  which a Responsible  Officer of the Trustee  actually  knows to be so owned  shall be so  disregarded.
          Subject to the foregoing,  only Securities  outstanding at the time of such  determination  shall be  considered  in any  such  determination
          (including, without limitation,  determinations pursuant to Articles 6 and 9).

               If a Security is replaced  pursuant to Section 2.07, it ceases to be outstanding  unless the Trustee  receives proof  satisfactory to it that the replaced Security is held by a bona fide purchaser.

               If the Paying Agent holds, in accordance with this Indenture,  on a Redemption Date, or on the Business Day following a Purchase Date or a Change of Control  Purchase  Date, or on Stated  Maturity,  money or securities,  if  permitted  hereunder,  sufficient  to pay  Securities payable on that date, then  immediately  after such  Redemption  Date,
          Purchase Date, Change of Control Purchase Date or Stated Maturity,  as
          the case may be, such  Securities  shall cease to be  outstanding  and
          Interest and  Liquidated  Damages,  if any, on such  Securities  shall cease to accrue; provided, that if such Securities are to be redeemed, notice  of such  redemption  has  been  duly  given  pursuant  to this
          Indenture or provision  therefor  satisfactory to the Trustee has been made.

               If a Security is  converted in  accordance  with Article 10, then from and after the time of conversion on the date of conversion,  such
          Security  shall cease to be  outstanding  and Interest and  Liquidated
          Damages, if any, shall cease to accrue on such Security.

               Section 2.09.  Temporary  Securities.  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are  printed,  lithographed,  typewritten,  mimeographed  or otherwise produced, in any authorized  denomination,  substantially of the tenor of the definitive Securities in lieu of which they are issued and with
          such  appropriate  insertions,  omissions,   substitutions  and  other
          variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

               If  temporary  Securities  are  issued,  the  Company  will cause definitive Securities to be prepared without unreasonable delay. After the  preparation of definitive  Securities,  the temporary  Securities shall be exchangeable for definitive  Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such  purpose  pursuant  to Section  2.03,  without  charge to the
          Holder.  Upon surrender for  cancellation of any one or more temporary
          Securities   the  Company   shall   execute  and  the  Trustee   shall
          authenticate and deliver in exchange  therefor a like principal amount
          of  definitive  Securities  of  authorized  denominations.   Until  so
          exchanged the temporary  Securities  shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

               Section  2.10.  Cancellation.   All  Securities  surrendered  for
          payment,  purchase by the Company  pursuant to Article 3,  conversion,
          redemption  or   registration   of  transfer  or  exchange  shall,  if
          surrendered to any person other than the Trustee,  be delivered to the
          Trustee and shall be promptly  cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated  and  delivered  hereunder  which the  Company  may have acquired in any manner  whatsoever,  and all  Securities  so delivered shall be promptly cancelled by the Trustee.  The Company may not issue new  Securities to replace  Securities it has paid or delivered to the
          Trustee for cancellation or that any Holder has converted  pursuant to
          Article  10. No  Securities  shall be  authenticated  in lieu of or in exchange for any  Securities  cancelled  as provided in this  Section, except  as  expressly  permitted  by  this  Indenture.  All  cancelled
          Securities  held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

               Section 2.11. Persons Deemed Owners.  Prior to due presentment of a Security for registration of transfer,  the Company, the Trustee and any agent of the  Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving  payment of the principal  amount of the Security or any  portion  thereof,  or the  payment  of any  Redemption  Price,
          Purchase Price or Change of Control Purchase Price in respect thereof, and  Interest  or  Liquidated  Damages  thereon,  for the  purpose  of conversion and for all other purposes whatsoever,  whether or not such
          Security be overdue,  and  neither  the  Company,  the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

               Section  2.12.  Global  Securities.   Notwithstanding  any  other
          provisions  of this  Indenture or the  Securities,  (A) transfers of a
          Global Security, in whole or in part, shall be made only in accordance with Section 2.06 and Section  2.12(a)(i)  below,  (B)  transfers of a beneficial  interest in a Global Security for a Certificated  Security shall comply with Section 2.06, Section  2.12(a)(ii) below and Section
          2.12(e)(1)  below, and (C) transfers of a Certificated  Security shall comply with  Section 2.06 and Sections  2.12(a)(iii)  and  2.12(a)(iv)
          below.

                    (i) Transfer of Global  Security.  A Global Security may not
               be transferred, in whole or in part, to any person other than the
               Depositary  or a nominee or any  successor  thereof,  and no such transfer  to any such other  person may be  registered;  provided that this clause  2.12(a)(i) shall not prohibit any transfer of a
               Security that is issued in exchange for a Global  Security but is not itself a Global  Security.  No  transfer of a Security to any person shall be effective  under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 2.12(a)(i) shall prohibit or render  ineffective  any transfer of a  beneficial  interest in a
               Global Security  effected in accordance with the other provisions of this Section 2.12(a).

                    (ii) Restrictions on Transfer of a Beneficial  Interest in a
               Global  Security  for  a  Certificated   Security.  A  beneficial
               interest  in a  Global  Security  may  not  be  exchanged  for  a
               Certificated   Security   except   upon   satisfaction   of   the
               requirements  set forth  below and in Section  2.12(e)(1)  below.
               Upon  receipt  by  the  Trustee  of a  transfer  of a  beneficial interest  in a Global  Security  in  accordance  with  Applicable
               Procedures for a Certificated  Security in the form  satisfactory to the Trustee, together with:

                         (A)  so  long   as  the   Securities   are   Restricted
                    Securities,  certification  in the form set forth in Exhibit
                    C;

                         (B) written  instructions  to the  Trustee to make,  or
                    direct the Registrar to make, an adjustment on its books and records  with  respect to such Global  Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global  Security,  such  instructions  to contain  information  regarding the Depositary account to be credited with such decrease; and

                         (C) if the Company so  requests,  an opinion of counsel
                    or other evidence  reasonably  satisfactory  to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause,  or direct the  Registrar to cause,  in accordance with the standing  instructions  and procedures  existing between the Depositary and the Registrar,  the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate  principal amount of the
Certificated  Security to be issued, shall issue such Certificated  Security and shall  debit or cause to be debited to the  account of the person  specified  in such  instructions  a beneficial  interest in the Global  Security  equal to the principal amount of the Certificated Security so issued.

               (iii)  Transfer and  Exchange of  Certificated  Securities.  When
          Certificated Securities are presented to the Registrar with a request:

                         (y) to  register  the  transfer  of  such  Certificated
                    Securities; or

                         (z) to exchange  such  Certificated  Securities  for an
                    equal principal  amount of Certificated  Securities of other authorized denominations,

the Registrar  shall  register the transfer or make the exchange as requested if its reasonable  requirements  for such transaction are met;  provided,  however, that the Certificated Securities surrendered for transfer or exchange:

               (1) shall be duly endorsed or accompanied by a written instrument of transfer  in form  reasonably  satisfactory  to the Company and the
          Registrar,  duly  executed by the Holder  thereof or his attorney duly authorized in writing; and

               (2) so long as such  Securities are Restricted  Securities,  such
          Securities are being transferred or exchanged pursuant to an effective registration  statement under the Securities Act or pursuant to clause
          (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                         (A) if such Certificated Securities are being delivered
                    to the Registrar by a Holder for registration in the name of such Holder,  without  transfer,  a certification  from such
                    Holder to that effect; or

                         (B)  if  such   Certificated   Securities   are   being
                    transferred to the Company,  a certification to that effect;
                    or

                         (C)  if  such   Certificated   Securities   are   being
                    transferred pursuant to an exemption from registration,  (i)
                    a  certification  to that  effect  (in the form set forth in
                    Exhibit  C,  if  applicable)  and  (ii)  if the  Company  so requests, an opinion of counsel or other evidence reasonably
                    satisfactory   to  it  as  to  the   compliance   with   the
                    restrictions set forth in the Legend.

               (iv)  Restrictions  on Transfer of a Certificated  Security for a
          Beneficial Interest in a Global Security. A Certificated  Security may
          not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

               Upon  receipt by the  Trustee of a  Certificated  Security,  duly endorsed or  accompanied by  appropriate  instruments of transfer,  in form satisfactory to the Trustee, together with:

               (I)  so  long  as  the  Securities  are  Restricted   Securities,
               certification,  in the form set  forth in  Exhibit  C,  that such
               Certificated  Security  (A)  is  being  transferred  to a QIB  in accordance  with Rule 144A  under  the  Securities  Act or (B) is being  transferred  pursuant to and in  compliance  with Rule 144 under the Securities Act; and

               (II) written  instructions  directing  the Trustee to make, or to direct the  Registrar  to make,  an  adjustment  on its books and records  with  respect  to such  Global  Security  to  reflect an increase  in the  aggregate  principal  amount of the  Securities represented by the Global Security,  such instructions to contain information  regarding the Depositary account to be credited with such  increase,  then the Trustee shall cancel such  Certificated
               Security  and  cause,  or  direct  the  Registrar  to  cause,  in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of  Securities  represented  by the Global  Security to be increased by the aggregate  principal  amount of the Certificated
               Security  to be  exchanged,  and  shall  credit  or  cause  to be
               credited  to  the  account  of  the  person   specified  in  such
               instructions a beneficial  interest in the Global  Security equal
               to  the  principal  amount  of  the   Certificated   Security  so
               cancelled.  If no Global  Securities  are then  outstanding,  the
               Company  shall issue and the  Trustee  shall  authenticate,  upon written  order  of  the  Company  in  the  form  of an  Officers'
               Certificate,  a new Global Security in the appropriate  principal amount.

     (b) Subject to the  succeeding  Section  2.12(c),  every  Security shall be subject to the  restrictions  on transfer  provided in the Legend  including the delivery of an opinion of  counsel,  if so  provided.  Whenever  any  Restricted
Security  is  presented  or  surrendered  for  registration  of  transfer or for exchange for a Security registered in a name other than that of the Holder, such
Security must be  accompanied  by a certificate  in  substantially  the form set forth in Exhibit C, dated the date of such surrender and signed by the Holder of such  Security,  as to  compliance  with  such  restrictions  on  transfer.  The
Registrar  shall not be required to accept for such  registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

     (c) The restrictions  imposed by the Legend upon the transferability of any
Security  shall cease and terminate when such Security has been sold pursuant to an effective  registration  statement under the Securities Act or transferred in compliance  with Rule 144 under the Securities  Act (or any successor  provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales  thereof  under Rule 144(k)  under the  Securities  Act (or any  successor provision).  Any Security as to which such  restrictions  on transfer shall have expired in  accordance  with their terms or shall have  terminated  may,  upon a surrender of such Security for exchange to the Registrar in accordance  with the
provisions  of  this  Section  2.12   (accompanied,   in  the  event  that  such
restrictions  on transfer have  terminated by reason of a transfer in compliance with Rule 144 or any  successor  provision,  by an  opinion  of  counsel  having substantial  experience  in  practice  under the  Securities  Act and  otherwise reasonably  acceptable  to the  Company,  addressed  to the  Company and in form acceptable to the Company,  to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security,  of like tenor and aggregate  principal amount,  which shall not bear the  restrictive  Legend.  The Company  shall inform the Trustee of the effective date of any  registration  statement  registering the Securities under the  Securities  Act.  The Trustee  shall not be liable for any action  taken or omitted to be taken by it in good faith in  accordance  with the  aforementioned opinion of counsel or registration statement.

     (d) As used in the preceding two  paragraphs of this Section 2.12, the term
"transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.

     (e) The  provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1)  Notwithstanding  any other  provisions  of this  Indenture or the
     Securities,  a Global  Security  shall not be exchanged in whole or in part for a  Security  registered  in the  name  of any  person  other  than  the
     Depositary or one or more nominees thereof, provided that a Global Security may be  exchanged  for  Securities  registered  in the names of any  person designated  by the  Depositary  in the event  that (i) the  Depositary  has notified  the  Company  that it is  unwilling  or  unable  to  continue  as
     Depositary for such Global  Security or such  Depositary has ceased to be a
     "clearing agency" registered under the Securities  Exchange Act of 1934, as amended (the "Exchange Act"),  and a successor  Depositary is not appointed by the Company  within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant  to clause  (i) above  shall be so  exchanged  in whole and not in part, and any Global Security  exchanged  pursuant to clause (ii) above may be  exchanged  in whole  or from  time to time in part as  directed  by the
     Depositary.  Any Security  issued in exchange for a Global  Security or any portion thereof shall be a Global Security; provided that any such Security so  issued  that is  registered  in the  name of a  person  other  than the
     Depositary or a nominee thereof shall not be a Global Security.

          (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so  exchanged,  shall be  registered  in such names and be in such authorized  denominations  as the Depositary shall designate and shall bear the applicable  legends provided for herein. Any Global Security to be exchanged in whole shall be  surrendered  by the Depositary to the Trustee, as Registrar.  With regard to any Global  Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the
     Trustee is acting as  custodian  for the  Depositary  or its  nominee  with respect to such Global  Security,  the  principal  amount  thereof shall be reduced,  by an amount equal to the portion thereof to be so exchanged,  by means of an appropriate adjustment made on the records of the Trustee. Upon any such  surrender  or  adjustment,  the Trustee  shall  authenticate  and deliver the Security  issuable on such exchange to or upon the order of the
     Depositary or an authorized representative thereof.

          (3)  Subject to the  provisions  of clause (5) below,  the  registered
     Holder may grant  proxies and  otherwise  authorize  any person,  including
     Agent  Members  (as  defined  below) and  persons  that may hold  interests through  Agent  Members,  to take any action  which a holder is entitled to take under this Indenture or the Securities.

          (4) In the event of the  occurrence of any of the events  specified in clause (1) above, the Company will promptly make available to the Trustee a
     reasonable   supply  of  Certificated   Securities  in  definitive,   fully
     registered form.

          (5)  Neither  any  members  of, or  participants  in,  the  Depositary
     (collectively,  the "Agent  Members") nor any other persons on whose behalf
     Agent  Members  may act shall have any rights  under  this  Indenture  with respect to any Global Security  registered in the name of the Depositary or any nominee thereof, or under any such Global Security,  and the Depositary or such  nominee,  as the case may be, may be treated by the  Company,  the
     Trustee and any agent of the Company or the Trustee as the  absolute  owner
     and  holder  of  such  Global   Security  for  all   purposes   whatsoever.
     Notwithstanding  the  foregoing,  nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee  from giving  effect to any written certification, proxy or other authorization furnished by the
     Depositary or such nominee,  as the case may be, or impair,  as between the
     Depositary, its Agent Members and any other person on whose behalf an Agent
     Member may act,  the  operation  of  customary  practices  of such  Persons governing the exercise of the rights of a holder of any Security.

     Section 2.13. CUSIP Numbers.  The Company may issue the Securities with one or more  "CUSIP"  numbers (if then  generally  in use),  and, if so, the Trustee shall use "CUSIP"  numbers in notices of redemption as a convenience to Holders;
provided that any such notice may state that no representation is made as to the correctness  of such numbers either as printed on the Securities or as contained in any notice of a redemption  and that reliance may be placed only on the other identification numbers printed on the Securities,  and any such redemption shall not be affected by any defect in or omission of such  numbers.  The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.14. Ranking.  The indebtedness of the Company arising under or in connection with this Indenture and every outstanding  Security issued under this
Indenture from time to time  constitutes and will constitute a senior  unsecured general  obligation  of the Company,  ranking  equally  with other  existing and future senior unsecured  Indebtedness of the Company and ranking senior in right of payment to any future  Indebtedness  of the Company  that is  expressly  made subordinate to the Securities by the terms of such Indebtedness. For purposes of this Section 2.14 only, "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations  for borrowed money,  (ii) all obligations
evidenced  by  debentures,  notes  or  other  similar  instruments,   (iii)  all
obligations  in respect of letters of credit or bankers  acceptances  or similar instruments  (or  reimbursement  obligations  with  respect  thereto),  (iv) all obligations to pay the deferred purchase price of property or services,  (v) all obligations  as lessee  which  are  capitalized  in  accordance  with  generally accepted accounting  principles,  and (vi) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its
Subsidiaries is legally  responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                   Article 3
                            REDEMPTION AND PURCHASES

     Section 3.01. Company's Right To Redeem; Notices To Trustee. Prior to March
20,  2008,  the  Securities  will not be  redeemable  at the  Company's  option.
Beginning  on March 20,  2008,  the  Company,  at its  option,  may  redeem  the
Securities in accordance  with the provisions of Section 5 of the Securities for cash at any time as a whole, or from time to time in part, at a redemption price
(the  "Redemption  Price")  equal  to the  principal  amount  of the  Securities redeemed  plus accrued and unpaid  Interest,  and accrued and unpaid  Liquidated
Damages,  if any, on the Securities  redeemed to (but  excluding) the Redemption
Date. If the Company  elects to redeem  Securities  pursuant to Section 5 of the
Securities,  it shall notify the Trustee in writing of the Redemption  Date, the principal amount of Securities to be redeemed and the Redemption Price.

     The  Company  shall give the  notice to the  Trustee  provided  for in this
Section  3.01 by a  Company  Order,  at least 45 days but not more  than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the
Trustee).

     Securities called for redemption may be surrendered for conversion from the date of notice of the redemption until the close of business on the Business Day immediately preceding the Redemption Date.

     Section 3.02.  Selection Of Securities To Be Redeemed.  If less than all of the  Securities  are to be redeemed,  unless the  procedures  of the  Depositary provide  otherwise,  the Trustee  shall select the  Securities to be redeemed by lot,  on a pro rata basis or by another  method the Trustee  considers  fair and appropriate  (so long as such method is not prohibited by the rules of any stock exchange on which the  Securities  are then listed).  The Trustee shall make the selection within five Business Days after it receives the notice provided for in
Section 3.01 from outstanding  Securities not previously  called for redemption.
The  Trustee  may select for  redemption  portions  of the  principal  amount of
Securities that have denominations larger than $1,000.

     Securities and portions of Securities  that the Trustee selects shall be in principal  amounts of $1,000 or an integral  multiple of $1,000.  Provisions  of this  Indenture  that apply to Securities  called for  redemption  also apply to portions of  Securities  called for  redemption.  The Trustee  shall  notify the
Company promptly of the Securities or portions of the Securities to be redeemed.

     Securities  and  portions  of  Securities  that  are  to  be  redeemed  are convertible,  pursuant to Section 10.01(a)(2),  by the Holder until the close of business on the  Business  Day prior to the  Redemption  Date.  If any  Security selected for partial  redemption is converted in part before  termination of the conversion  right with respect to the portion of the  Security so selected,  the converted  portion of such Security shall be deemed (so far as may be) to be the portion  selected for redemption.  Securities that have been converted  during a selection  of  Securities  to be  redeemed  may be  treated  by the  Trustee  as outstanding for the purpose of such selection.

     Section 3.03.  Notice Of Redemption.  At least 30 days but not more than 60 days before a Redemption  Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

     (1) the Redemption Date;

     (2) the Redemption Price;

     (3) the Conversion Rate;

     (4) the name and address of the Paying Agent and Conversion Agent;

     (5)  that  Securities  called for  redemption  may be converted at any time before  the  close  of  business  on the  Business  Day  prior  to the
          Redemption Date;

     (6)  that  Holders who want to convert  their  Securities  must satisfy the requirements set forth in Section 8 of the Securities;

     (7)  that  Securities  called for  redemption  must be  surrendered  to the
          Paying Agent to collect the Redemption Price;

     (8)  if fewer than all of the  outstanding  Securities  are to be redeemed, the  certificate  numbers,  if  any,  and  principal  amounts  of  the particular Securities to be redeemed;

     (9)  that, unless the Company defaults in making payment of such Redemption
          Price,  Interest and Liquidated  Damages, if any, on Securities called for redemption will cease to accrue on and after the Redemption  Date;
          and

     (10) the CUSIP number(s) of the Securities.

     At the Company's  request,  the Trustee shall give the notice of redemption in the Company's  name and at the Company's  expense,  provided that the Company makes such request at least seven  Business Days prior to the date by which such notice of redemption  must be given to Holders in  accordance  with this Section
3.03.

     Section 3.04. Effect Of Notice Of Redemption.  Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption
Date and at the  Redemption  Price  stated in the notice  except for  Securities which  are  converted  in  accordance  with the  terms of this  Indenture.  Upon surrender to the Paying Agent,  such Securities  shall be paid at the Redemption
Price stated in the notice.

     Section 3.05.  Deposit Of Redemption  Price.  Prior to 10:00 a.m. (New York
City time),  on the  Redemption  Date, the Company shall deposit with the Paying
Agent (or if the Company or a  Subsidiary  or an  Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the
Redemption  Price of all  Securities  to be  redeemed  on that date  other  than
Securities or portions of  Securities  called for  redemption  which on or prior thereto have been  delivered by the Company to the Trustee for  cancellation  or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not  required for that purpose  because of  conversion  of
Securities  pursuant to Article 10. If such money is then held by the Company in trust and is not  required  for such  purpose it shall be  discharged  from such trust.

     Section 3.06.  Securities  Redeemed In Part.  Upon  surrender of a Security that is  redeemed  in part,  the Company  shall  execute  and the Trustee  shall authenticate  and  deliver  to  the  Holder  a new  Security  in  an  authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

     Section  3.07.  Purchase  Of  Securities  By The  Company  At Option Of The
Holder.  Securities  shall be purchased by the Company  pursuant to Section 6 of the Securities at the option of the Holder on March 15, 2008, March 15, 2013 and
March 15,  2018  (each,  a "Purchase  Date"),  at a purchase  price equal to the principal  amount of those  Securities,  plus  accrued and unpaid  Interest  and accrued and unpaid  Liquidated  Damages,  if any, on those  Securities,  to (but excluding) such Purchase Date (the "Purchase Price"),  subject to the provisions of Section 3.09.  Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

          (1)  delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") during the period beginning at any time from the opening of business on the date that is 20 Business
               Days  prior to the  relevant  Purchase  Date  until  the close of business on the third  Business Day prior to such  Purchase  Date stating:

               (A)  the certificate number of the Security which the Holder will deliver  to  be  purchased  or  the  appropriate  Depositary procedures if  Certificated  Securities have not been issued for such Security,

               (B)  the portion of the  principal  amount of the Security  which the Holder will deliver to be purchased,  which portion must be in principal amounts of $1,000 or an integral multiple of
                    $1,000,

               (C)  that such  Security  shall be purchased by the Company as of the  Purchase  Date  pursuant  to the terms  and  conditions specified  in  Section  6 of  the  Securities  and  in  this
                    Indenture, and

               (D)  in  the  event  the  Company  elects,  pursuant  to  Section
                    3.09(c),  to pay the Purchase Price, in whole or in part, in shares of  Common  Stock but such  portion  of the  Purchase
                    Price shall  ultimately  be paid to such Holder  entirely in cash  because  any  of  the  conditions  to  payment  of the
                    Purchase  Price in shares of Common Stock are not  satisfied prior to the close of  business  on the third  Business  Day prior to the relevant Purchase Date, as set forth in Section
                    3.09,  whether  such  Holder  elects  (i) to  withdraw  such
                    Purchase Notice as to some or all of the Securities to which such Purchase Notice relates  (stating the principal  amount and  certificate  numbers,  if any, of the  Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire  Purchase  Price for all Securities
                    (or portions thereof) to which such Purchase Notice relates;
                    and

          (2)  delivery of such  Security to the Paying  Agent at any time after delivery of the  Purchase  Notice  (together  with all  necessary endorsements)  at the offices of the Paying Agent,  such delivery being a condition to receipt by the Holder of the Purchase  Price therefor; provided, however, that such Purchase Price shall be so paid  pursuant  to this  Section  3.07  only if the  Security  so delivered  to the Paying  Agent shall  conform in all respects to the description thereof in the related Purchase Notice.

          If a Holder,  in such  Holder's  Purchase  Notice  and in any  written notice of  withdrawal  delivered  by such  Holder  pursuant to the terms of
     Section 3.09,  fails to indicate  such Holder's  choice with respect to the election set forth in clause (D) of Section  3.07(1),  such Holder shall be deemed to have  elected to receive  cash in respect of the entire  Purchase
     Price  for  all  Securities   subject  to  such  Purchase   Notice  in  the
     circumstances set forth in such clause (D).

          The Company shall purchase from the Holder  thereof,  pursuant to this
     Section  3.07,  a portion of a Security,  if the  principal  amount of such portion is $1,000 or an  integral  multiple of $1,000.  Provisions  of this
     Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.07 shall be consummated by the delivery of the consideration to be received by the Holder  promptly  following the later of the Purchase
     Date and the time of delivery of the Security.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase  Notice  contemplated by this Section 3.07 shall have the right to withdraw such Purchase  Notice at any time prior to the close of business on the Business Day immediately prior to the Purchase
     Date by delivery of a written  notice of  withdrawal to the Paying Agent in accordance with Section 3.12.

          The Paying Agent shall  promptly  notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          Section  3.08.  Purchase  Of  Securities  At Option Of The Holder Upon
     Change Of  Control.  If a Change of  Control  occurs  (subject  to  certain exceptions set forth below), the Securities not previously purchased by the
     Company  shall be  purchased  by the  Company,  at the option of the Holder thereof,  at a  purchase  price  equal  to the  principal  amount  of those
     Securities,  plus  accrued  and  unpaid  Interest  and  accrued  and unpaid
     Liquidated  Damages,  if any, on those  Securities  (the "Change of Control
     Purchase  Price"),  as of the date  that is 30 days  after  the date of the notice of Change of Control  delivered  by the Company  pursuant to Section
     3.08(b) (the "Change of Control Purchase Date"), subject to satisfaction by or on  behalf  of the  Holder  of the  requirements  set  forth in  Section
     3.08(c).

          A "Change of  Control"  will be deemed to have  occurred  at such time after the Securities are originally issued when any of the following events shall occur:

               (A)  the  acquisition  by any person,  including any syndicate or group deemed to be a "person" under Section  13(d)(3) of the
                    Exchange Act of beneficial ownership, directly or indirectly through a purchase,  merger or other acquisition transaction
                    or  series  of   purchase,   merger  or  other   acquisition
                    transactions,  of shares of the Capital Stock of the Company entitling  that person to exercise  50% or more of the total voting  power  of all  shares  of the  Capital  Stock of the
                    Company   entitled  to  vote   generally   in  elections  of
                    directors, other than any acquisition by the Company, any of its  subsidiaries,  or any of the employee  benefit plans of the  Company  (except  that  any of those  persons  shall be deemed to have beneficial ownership of all securities it has the  right  to  acquire,  whether  the  right  is  currently exercisable or is exercisable  only upon the occurrence of a subsequent condition); or

               (B)  the  first day on which a  majority  of the  members  of the board  of  directors  of  the  Company  are  not  Continuing
                    Directors; or

               (C)  the  Company  consolidates  or merges with or into any other person,  any merger of another  person into the Company,  or any conveyance,  transfer, sale, lease or other disposition, substantially  as an entirety,  of the Company's  properties
                    and  assets  to  another   person,   other  than:   (A)  any
                    transaction:    (1)   that   does   not    result   in   any
                    reclassification,  conversion,  exchange or  cancellation of outstanding  shares of the Company's  Capital Stock; and (2)
                    pursuant to which  holders of the  Company's  Capital  Stock immediately prior to the transaction have the entitlement to exercise,  directly or indirectly,  50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in elections  of  directors of the  continuing  or surviving  Person  immediately  after giving  effect to such issuance;  and (B) any merger,  share exchange,  transfer of assets or  similar  transaction  solely  for the  purpose of changing the Company's  jurisdiction  of  incorporation  and resulting in a  reclassification,  conversion or exchange of outstanding  shares of Common Stock,  if at all, solely into
                    shares  of  common  stock,   ordinary   shares  or  American
                    Depositary  Shares  of the  surviving  Person or a direct or indirect parent of the surviving corporation.

          A "Continuing Director" shall mean:

                    (1) An individual who was a member of the Board of Directors of the Company first elected by the  stockholders or by the Board of  Directors  prior to the date hereof or prior to the time that any person  becomes after the date hereof the holder of record of in excess of 20% of the Capital Stock of the Company  entitled to vote in the election of directors; or

                    (2) An  individual  nominated  for  election or elected as a director by a majority of the then Continuing Directors.

          (ii) Notwithstanding the provisions of Section 3.08(a)(i), the Company shall not be required  to purchase  the  Securities  of the Holders  upon a
     Change of Control pursuant to this Section 3.08 if:

               (A)  the Sale  Price  per  share  of  Common  Stock  for any five
                    Trading  Days  within the period of 10  consecutive  Trading
                    Days (x) ending immediately after the later of the Change of
                    Control or the public  announcement of the Change of Control in the case of a Change of Control set forth  under  clauses
                    (A) or (B) of the definition of Change of Control above,  or
                    (y) ending  immediately  before the Change of Control in the case of a Change of Control  set forth  under  clause (C) of the definition of Change of Control above, equals or exceeds
                    120% of the Conversion  Price of the Securities in effect on each of those five Trading Days; or

               (B)  One hundred percent of the  consideration in the transaction or  transactions  (other than cash  payments for  fractional shares and cash  payments  made in  respect  of  dissenters'
                    appraisal rights)  constituting a Change of Control consists of shares  of  common  stock,  ordinary  shares or  American
                    Depositary  Shares  traded  or  to  be  traded   immediately
                    following  a Change  of  Control  on a  national  securities exchange or the Nasdaq National Market,  and, as a result of the  transaction  or  transactions,  the  Securities  become convertible  into  that  common  stock,  ordinary  shares or
                    American   Depositary   Shares  (and  any  rights   attached
                    thereto).

          For the  purposes  of this  Section  3.08,  (x)  whether a person is a
     "beneficial  owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) the term "person"  includes any syndicate or group that  would be  deemed  to be a  "person"  under  Section  13(d)(3)  of the
     Exchange Act.

          (b) No later than 30 days after the occurrence of a Change of Control, the Company  shall mail a written  notice of the Change of Control by first class mail to the Trustee and to each Holder (and to  beneficial  owners as required by applicable  law).  The notice shall include a form of Change of
     Control Purchase Notice to be completed by the Holder and shall state:

               (i) briefly,  the events causing a Change of Control and the date of such Change of Control;

               (ii) the date by which the  Change  of  Control  Purchase  Notice pursuant to this Section 3.08 must be delivered to the Paying Agent in order for a Holder to exercise the repurchase rights;

               (iii) the Change of Control Purchase Date;

               (iv) the Change of Control Purchase Price;

               (v) whether the Change of Control  Purchase Price will be paid in cash or Applicable Stock, or a combination thereof;

               (vi) the name and address of the Paying Agent and the  Conversion
          Agent;

               (vii) the Conversion Rate;

               (viii)  that  the  Securities  as to which a  Change  of  Control
          Purchase  Notice has been given may be converted if they are otherwise convertible  pursuant  to  Article  10  hereof  only if the  Change of
          Control  Purchase  Notice has been  withdrawn in  accordance  with the terms of this Indenture;

               (ix) that the Securities  must be surrendered to the Paying Agent to collect payment;

               (x) that the Change of Control Purchase Price for any Security as
          to which a Change of Control  Purchase  Notice has been duly given and not withdrawn will be paid promptly  following the later of the Change of Control Purchase Date and the time of surrender of such Security as described in clause (ix);

               (xi) briefly,  the  procedures the Holder must follow to exercise rights under this Section 3.08;

               (xii) briefly, the conversion rights, if any, on the Securities;

               (xiii)  the  procedures  for  withdrawing  a  Change  of  Control
          Purchase Notice;

               (xiv) that, unless the Company defaults in making payment of such
          Change of Control Purchase Price,  Interest and Liquidated Damages, if
          any, on Securities  surrendered for purchase by the Company will cease to accrue on and after the Change of Control Purchase Date; and

               (xv) the CUSIP number(s) of the Securities.

          (c) A Holder may exercise its rights specified in Section 3.08(a) upon delivery of a written  notice of  purchase  (a "Change of Control  Purchase
     Notice")  to the  Paying  Agent at any  time on or  prior  to the  close of business on the Business Day  immediately  preceding  the Change of Control
     Purchase Date stating:

               (i) the certificate  number of the Security which the Holder will deliver to be purchased or the  appropriate  Depositary  procedures if
          Certificated Securities have not been issued;

               (ii) the portion of the  principal  amount of the Security  which the Holder will deliver to be purchased,  which portion must be $1,000 or an integral multiple of $1,000;

               (iii) that such Security shall be purchased pursuant to the terms and  conditions  specified in Section 6 of the  Securities and in this
          Indenture; and

               (iv) in the event the Company  elects,  pursuant to Section 3.09, to pay the Change of Control  Purchase  Price, in whole or in part, in shares of  Applicable  Stock but such portion of the Change of Control
          Purchase  Price shall  ultimately  be paid to such Holder  entirely in cash because any of the conditions to payment of the Change of Control
          Purchase Price in shares of Applicable Stock is not satisfied prior to the close of business on the third  Business Day prior to the relevant
          Change of Control Purchase Date, as set forth in Section 3.09, whether such  Holder  elects (i) to withdraw  such Change of Control  Purchase
          Notice as to some or all of the  Securities  to which  such  Change of
          Control  Purchase  Notice  relates  (stating the principal  amount and certificate  numbers,  if any,  of the  Securities  as to  which  such withdrawal  shall  relate),  or (ii) to receive cash in respect of the entire  Change  of  Control  Purchase  Price  for all  Securities  (or
          portions  thereof)  to which such  Change of Control  Purchase  Notice relates.

          The  delivery of such  Security to the Paying Agent with the Change of
     Control Purchase Notice  (together with all necessary  endorsements) at the offices of the Paying  Agent  shall be a  condition  to the  receipt by the
     Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control  Purchase  Price  shall be so paid  pursuant to this Section 3.08 and Section 3.09 only if the Security so delivered to the
     Paying Agent shall conform in all respects to the  description  thereof set forth in the related Change of Control Purchase Notice.

          If a Holder, in such Holder's Change of Control Purchase Notice and in any written notice of withdrawal  delivered by such Holder  pursuant to the terms of Section 3.12,  fails to indicate such Holder's choice with respect to the  election  set forth in Section  3.08(c)(iv),  such Holder  shall be deemed to have elected to receive  cash in respect of the entire  Change of
     Control Purchase Price for all Securities subject to such Change of Control
     Purchase Notice in the circumstances set forth in such Section 3.08(c)(iv).

          The Company shall purchase from the Holder  thereof,  pursuant to this
     Section  3.08 and Section  3.09,  a portion of a Security if the  principal amount of such  portion  is  $1,000  or an  integral  multiple  of  $1,000.
     Provisions  of  this  Indenture  that  apply  to the  purchase  of all of a
     Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.08 and Section 3.09 shall be  consummated by the delivery of the  consideration  to be  received  by the Holder on the Change of Control
     Purchase Date.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control  Purchase Notice  contemplated by this  Section  3.08(c)  shall  have the right to  withdraw  such  Change of
     Control  Purchase  Notice at any time prior to the close of business on the last Business Day immediately preceding the Change of Control Purchase Date by  delivery  of a written  notice of  withdrawal  to the  Paying  Agent in accordance with Section 3.12.

          The Paying Agent shall  promptly  notify the Company of the receipt by it of any Change of Control Purchase Notice or written withdrawal thereof.

          Section 3.09.  Company's  Right To Elect Manner Of Payment Of Purchase
     Price And Change Of Control  Purchase Price For Payment.  The Securities to
     be purchased on any Purchase  Date or Change of Control  Purchase  Date, as
     the case may be,  pursuant to Section 3.07 and Section 3.08,  respectively, may be paid for, in whole or in part,  at the election of the  Company,  in
     U.S.  legal  tender  ("cash")  or shares  of  Applicable  Stock,  or in any combination  of  cash  and  shares  of  Applicable  Stock,  subject  to the conditions set forth in Sections 3.09(c) and Section 3.09(d); provided that if the  Company  is not  permitted,  pursuant  to the  terms of the  Credit
     Agreement  or any  other  agreement  or  indebtedness,  to pay cash for any portion of the  Securities  to be  purchased  on any  Purchase  Date or any
     Change of Control  Purchase  Date,  the Company  shall elect to pay for all such  Securities  solely in shares of Applicable  Stock.  The Company shall designate,  in the Company Notice  delivered  pursuant to Section  3.09(d), whether the Company  will  purchase  the  Securities  for cash or shares of
     Applicable  Stock,  or, if a combination  thereof,  the  percentages of the
     Purchase Price or Change of Control  Purchase Price, as the case may be, of
     Securities  in respect of which it will pay in cash or shares of Applicable
     Stock;  provided that the Company will pay cash for fractional interests in shares of Applicable  Stock.  For purposes of determining  the existence of potential fractional  interests,  all Securities subject to purchase by the
     Company held by a Holder shall be  considered  together (no matter how many separate  certificates  are to be presented).  Each Holder whose Securities are  purchased  pursuant to Section 3.07 or 3.08, as the case may be, shall receive  the same  percentage  of cash or  shares  of  Applicable  Stock in payment of the Purchase Price or Change of Control  Purchase  Price, as the
     case may be, for such  Securities,  except (i) as provided in this  Section
     3.09(a) with regard to the payment of cash in lieu of fractional  shares of
     Applicable  Stock  and (ii) in the  event  that the  Company  is  unable to purchase  the  Securities  of a Holder or Holders for shares of  Applicable
     Stock because any necessary  qualifications  or registrations of the shares of  Applicable  Stock  under  applicable  state  securities  laws cannot be obtained, or because the conditions to purchasing the Securities for shares of Applicable  Stock set forth in Section  3.09(c) have not been satisfied, the Company may purchase the Securities of such Holder or Holders for cash.
     The Company may not change its election  with respect to the  consideration
     (or components or  percentages  of components  thereof) to be paid once the
     Company has given its Company Notice to Holders except  pursuant to Section
     3.09(b)  or  pursuant  to  Section  3.09(c)  in the event of a  failure  to satisfy,  prior  to the  close  of  business  on  the  third  Business  Day immediately preceding the Purchase Date or Change of Control Purchase Date,
     as the case may be, any  condition to the payment of the Purchase  Price or
     Change of Control  Purchase Price, as the case may be, in whole or in part, in shares of Applicable Stock.

          At least three  Business  Days before each Company  Notice  Date,  the
     Company shall deliver an Officers' Certificate to the Trustee specifying:

                    (i) the manner of payment selected by the Company,

                    (ii) the  information  required  by  Section  3.09(d) in the
               Company Notice,

                    (iii) if the  Company  elects to pay the  Purchase  Price or
               Change  of  Control  Purchase  Price,  as the case  may be,  or a specified percentage thereof, in shares of Applicable Stock, that the  conditions  to such  manner of payment  set forth in Section
               3.09(c) have been or will be complied with, and

                    (iv)  whether  the  Company  desires the Trustee to give the
               Company Notice required by Section 3.09(d).

          (b) Purchase  with Cash.  At the option of the  Company,  the Purchase
     Price  or  Change  of  Control  Purchase  Price,  as the  case  may be,  of
     Securities  in  respect  of which a  Purchase  Notice  pursuant  to Section
     3.07(1) or Change of Control  Purchase Notice pursuant to Section  3.08(c), as the case may be, has been given, or a specified  percentage thereof, may be paid by the Company with cash equal to the aggregate  Purchase  Price or
     Change of Control  Purchase Price, as the case may be, of such  Securities.
     The Purchase Price or Change of Control Purchase Price, as the case may be, of  Securities  in respect of which a Purchase  Notice  pursuant to Section
     3.07(1) or Change of Control  Purchase Notice pursuant to Section  3.08(c), as the case may be, has been given shall,  for all other  Purchase Dates or
     Change of Control  Purchase Dates, as the case may be, be paid in cash. The
     Company Notice,  as provided in Section  3.09(d),  shall be sent to Holders
     (and to beneficial  owners as required by applicable  law) not less than 20
     Business  Days prior to such  Purchase  Date or Change of Control  Purchase
     Date, as the case may be (the "Company Notice Date").

          (c) Payment by Issuance of Shares of Applicable  Stock.  At the option of the Company,  the Purchase Price or Change of Control Purchase Price, as
     the case may be,  of  Securities  in  respect  of which a  Purchase  Notice pursuant to Section  3.07(1) or Change of Control  Purchase Notice pursuant to Section  3.08(c),  as the case may be, has been  given,  or a  specified percentage thereof,  may be paid by the Company by the issuance of a number of shares of  Applicable  Stock equal to the quotient  obtained by dividing
     (i) the portion of the Purchase Price or Change of Control  Purchase Price,
     as the case may be, to be paid in shares of Applicable Stock by (ii) 99% of the Market Price  determined by the Company in the Company Notice,  subject to the next succeeding paragraph.

          The Company will not issue  fractional  shares of Applicable  Stock in payment of the Purchase Price or Change of Control  Purchase  Price, as the
     case may be. Instead, the Company will pay cash based on the current market price for all fractional  shares.  It is understood that if a Holder elects to have  more  than  one  Security  purchased,  the  number  of  shares  of
     Applicable Stock shall be based on the aggregate amount of Securities to be purchased.

          If the Company  elects to purchase the  Securities  by the issuance of shares of Applicable  Stock or in any  combination  of cash and  Applicable
     Stock, the Company Notice, as provided in Section 3.09(d), shall be sent to the Holders (and to beneficial  owners as required by  applicable  law) not later than the Company Notice Date.

          The  Company's  right to exercise its election to purchase  Securities through the  issuance of shares of  Applicable  Stock shall be  conditioned upon:

                    (i) the Company's not having given its Company  Notice of an election to pay entirely in cash and its giving of timely Company
               Notice of an election to purchase  all or a specified  percentage of the  Securities  with shares of  Applicable  Stock as provided herein;

                    (ii) the  registration  of such shares of  Applicable  Stock under the  Securities  Act and the Exchange Act, in each case, if required;

                    (iii) the approval for listing of such shares of  Applicable
               Stock on a  national  securities  exchange  or the  approval  for quotation of such shares of Applicable  Stock in an  inter-dealer
               quotation  system  of  any  registered   United  States  national
               securities association;

                    (iv)  any  necessary  qualification  or  registration  under applicable  state  securities  laws  or  the  availability  of an exemption from such qualification and registration; and

                    (v) the receipt by the Trustee of an  Officers'  Certificate and an Opinion of Counsel  each stating that (A) the terms of the issuance of the shares of Applicable Stock are in conformity with this  Indenture  and (B) the  shares  of  Applicable  Stock to be issued by the Company in payment of the Purchase  Price or Change of  Control  Purchase  Price,  as the case may be, in  respect of
               Securities  have  been  duly  authorized  and,  when  issued  and delivered  pursuant to the terms of this  Indenture in payment of the Purchase Price or Change of Control  Purchase  Price,  as the
               case  may be,  in  respect  of the  Securities,  will be  validly issued,  fully paid and  non-assessable  and, to the best of such counsel's  knowledge,  free from preemptive  rights,  and, in the case of such Officers'  Certificate,  stating that the conditions above  and the  condition  set  forth  in the  second  succeeding sentence have been  satisfied and, in the case of such Opinion of
               Counsel, stating that the conditions in clauses (ii) through (iv)
               above have been satisfied.  Such Officers' Certificate shall also set forth the number of shares of  Applicable  Stock to be issued for each $1,000 principal amount of Securities and the Sale Price of a share of  Applicable  Stock on each  Trading  Day during the period  commencing  on the first Trading Day of the period during which the Market Price is calculated  and ending on the third day prior  to the  applicable  Purchase  Date or  Change  of  Control
               Purchase Date, as the case may be.

               If the foregoing  conditions  are not satisfied with respect to a
          Holder or Holders prior to the close of business on the last day prior to the Purchase Date or Change of Control  Purchase  Date, as the case may be,  and the  Company  has  elected  to  purchase  the  Securities pursuant  to this  Section  3.09  through  the  issuance  of shares of
          Applicable  Stock,  the Company shall pay the entire Purchase Price or
          Change  of  Control  Purchase  Price,  as  the  case  may  be,  of the
          Securities of such Holder or Holders in cash.

               Upon  determination  of the actual number of shares of Applicable
          Stock to be issued upon  redemption or repurchase of  Securities,  the
          Company shall be required to  disseminate a press release  through Dow
          Jones  &Company,  Inc. or Bloomberg  Business News containing this information  or publish the  information  on the Company's Web site or through such other public medium as the Company may use at that time.

               (d)  Notice of  Election.  In  connection  with any  purchase  of
          Securities pursuant to Section 6 of the Securities,  the Company shall give notice to Holders  setting  forth  information  specified in this
          Section 3.09(d) (the "Company Notice").

               In the event the Company has elected to pay the Purchase Price or
          Change of Control  Purchase  Price, as the case may be (or a specified percentage  thereof),  with shares of  Applicable  Stock,  the Company
          Notice shall:

               (1) state  that each  Holder  will  receive a number of shares of
          Applicable  Stock equal to the  quotient  obtained by dividing (i) the portion of the Purchase Price or Change of Control  Purchase Price, as
          the case may be, to be paid in shares of Applicable Stock, by (ii) 99%
          of the  Market  Price  (except  any cash  amount to be paid in lieu of fractional shares);

               (2) set forth the method of  calculating  the Market Price of the shares of Applicable Stock; and

               (3) state that because the Market  Price of shares of  Applicable
          Stock  will be  determined  prior to the  Purchase  Date or  Change of
          Control  Purchase  Date, as the case may be, Holders of the Securities will bear the market  risk with  respect to the value of the shares of
          Applicable  Stock to be received  from the date such  Market  Price is determined to the Purchase Date or Change of Control Purchase Date, as
          the case may be.

               In any case, each Company Notice shall include a form of Purchase
          Notice or Change of Control Purchase Notice, as the case may be, to be completed by a Holder and shall state:

               (i) the Purchase Price or Change of Control  Purchase  Price,  as
          the case may be, and the Conversion Rate;

               (ii) the name and address of the Paying Agent and the  Conversion
          Agent;

               (iii) that  Securities as to which a Purchase Notice or Change of
          Control  Purchase  Notice,  as the case may be,  has been given may be converted if they are otherwise  convertible  only in accordance  with
          Article 10 hereof and Section 8 of the  Securities  if the  applicable
          Purchase Notice or Change of Control Purchase Notice,  as the case may be, has been withdrawn in accordance with the terms of this Indenture;

               (iv) that  Securities  must be surrendered to the Paying Agent to collect payment;

               (v) that the Purchase Price or Change of Control  Purchase Price,
          as the case may be, for any security as to which a Purchase  Notice or
          Change of Control Purchase Notice,  as the case may be, has been given and not  withdrawn  will be paid  promptly  following the later of the
          Purchase Date or Change of Control  Purchase Date, as the case may be, and the time of surrender of such Security as described in (iv);

               (vi) the  procedures  the Holder must follow to exercise  its put rights  under  Section  3.07 or 3.08,  as the case may be, and a brief description of those rights;

               (vii) briefly, the conversion rights, if any, with respect to the
          Securities;

               (viii) the procedures for withdrawing a Purchase Notice or Change of Control  Purchase  Notice,  as the case may be (including,  without limitation,  for a  conditional  withdrawal  pursuant  to the terms of
          Section 3.07(1)(D), Section 3.08(c)(iv) or Section 3.12);

               (ix)  that,  unless the  Company  defaults  in making  payment on
          Securities for which a Purchase  Notice or Change of Control  Purchase
          Notice, as the case may be, has been submitted, Interest or Liquidated
          Damages,  if any, on such Securities will cease to accrue on and after the Purchase Date or Change of Control  Purchase Date, as the case may be; and

               (x) the CUSIP number of the Securities.

               At the  Company's  request,  the Trustee  shall give such Company
          Notice in the Company's name and at the Company's  expense;  provided, however,  that, in all cases, the text of such Company Notice shall be prepared by the Company.

               Section  3.10.  Covenants  of the  Company.  All shares of Common
          Stock delivered upon purchase of the Securities  shall be newly issued shares or treasury shares,  shall be duly authorized,  validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

               Section 3.11. Taxes. If a Holder of a purchased  Security is paid in shares of Applicable  Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Applicable
          Stock;  provided  that the Holder  shall pay any such tax which is due because the Holder  requests  the  Applicable  Stock to be issued in a name  other than the  Holder's  name.  The Paying  Agent may refuse to deliver the  certificates  representing the shares of Applicable Stock being issued in a name other than the  Holder's  name until the Paying
          Agent  receives  a sum  sufficient  to pay any tax  which  will be due because  the  shares  of  Applicable  Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

               Section  3.12.  Effect Of  Purchase  Notice Or Change Of  Control
          Purchase Notice.  (a) Upon receipt by the Paying Agent of the Purchase
          Notice or Change of  Control  Purchase  Notice  specified  in  Section
          3.07(1) or Section 3.08(c), as applicable,  the Holder of the Security in respect of which such Purchase Notice or Change of Control Purchase
          Notice,  as the case may be, was given  shall  (unless  such  Purchase
          Notice or Change of Control  Purchase  Notice,  as the case may be, is withdrawn as specified in the following two paragraphs)  thereafter be entitled  solely to receive  the  Purchase  Price or Change of Control
          Purchase  Price,  as the case may be, with  respect to such  Security.
          Such Purchase Price or Change of Control  Purchase Price shall be paid to such Holder,  subject to receipts of funds and/or securities by the
          Paying Agent, promptly following the later of (x) the Purchase Date or the Change of Control  Purchase Date, as the case may be, with respect to such  Security  (provided  the  conditions  in  Section  3.07(1) or
          Section 3.08(c), as applicable,  have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the  manner  required  by  Section  3.07  or  Section  3.08(c),  as applicable. Securities in respect of which a Purchase Notice or Change of Control  Purchase  Notice has been given by the Holder  thereof may not be converted pursuant to Article 10 hereof on or after the date of the  delivery of such  Purchase  Notice or Change of Control  Purchase
          Notice  unless  such  Purchase  Notice or Change of  Control  Purchase
          Notice has first been validly  withdrawn as specified in the following two paragraphs.

               (b) A Purchase Notice or Change of Control Purchase Notice may be
          withdrawn by means of a written notice of withdrawal  delivered to the office of the Paying Agent in accordance  with the Purchase  Notice or
          Change of  Control  Purchase  Notice,  as the case may be, at any time prior  to the  close  of  business  on the  Business  Day  immediately preceding the Purchase Date or Change of Control Purchase Date, as the
          case may be, specifying:

                    (1) the  certificate  number,  if any,  of the  Security  in respect of which such notice of withdrawal is being submitted,

                    (2) the  principal  amount of the  Security  with respect to which such notice of withdrawal is being submitted, and

                    (3) the principal  amount,  if any, of such  Security  which remains  subject  to the  original  Purchase  Notice or Change of
               Control Purchase  Notice,  as the case may be, and which has been or will be delivered for purchase by the Company.

                    (c) A written notice of withdrawal of a Purchase  Notice may be in the form set forth in Section 3.12(b) or may be in the form of (i) a conditional  withdrawal  contained in a Purchase  Notice pursuant to the terms of Section 3.07(1)(D) or (ii) a conditional withdrawal  containing  the  information  set  forth  in  Section
               3.07(1)(D) and Section  3.12(b) and contained in a written notice of  withdrawal  delivered  to the  Paying  Agent as set  forth in
               Section 3.12(b).

                    (d) A written  notice of  withdrawal  of a Change of Control
               Purchase  Notice may be in the form set forth in Section  3.12(b)
               or may be in the form of (i) a conditional  withdrawal  contained in a Purchase Notice pursuant to the terms of Section 3.08(c)(iv)
               or (ii) a conditional  withdrawal  containing the information set forth in Section 3.08(c)(iv) and Section 3.12(b) and contained in a written  notice of withdrawal  delivered to the Paying Agent as set forth in Section 3.12(b).

                    (e) There shall be no purchase of any Securities pursuant to
               Section  3.07 or 3.08 if there  has  occurred  (prior  to,  on or after,  as the case may be, the  giving,  by the  Holders of such
               Securities,  of the required Purchase Notice or Change of Control
               Purchase  Notice,  as the case may be) and is continuing an Event of Default  (other than a default in the payment of the  Purchase
               Price or Change of Control  Purchase  Price,  as the case may be, with respect to such Securities).  The Paying Agent will promptly return to the respective  Holders thereof any Securities (x) with respect to which a Purchase Notice or Change of Control  Purchase
               Notice, as the case may be, has been withdrawn in compliance with this  Indenture,  or (y) held by it during the  continuance of an
               Event of  Default  (other  than a default  in the  payment of the
               Purchase Price or Change of Control  Purchase  Price, as the case may be, with respect to such Securities) in which case, upon such return,  the Purchase Notice or Change of Control Purchase Notice
               with respect thereto shall be deemed to have been withdrawn.

               Section  3.13.  Deposit  Of  Purchase  Price Or Change Of Control
          Purchase  Price.  Prior to 10:00 a.m.  (local  time in the City of New
          York) on the Business Day following the Purchase Date or the Change of
          Control  Purchase  Date, as the case may be, the Company shall deposit with the  Trustee or with the Paying  Agent (or,  if the  Company or a
          Subsidiary  or an  Affiliate of either of them is acting as the Paying
          Agent,  shall segregate and hold in trust as provided in Section 2.04)
          an amount of cash (in immediately available funds if deposited on such
          Business Day) or Applicable Stock, if permitted hereunder,  sufficient to pay the  aggregate  Purchase  Price or Change of  Control  Purchase
          Price,  as the case may be, of all the Securities or portions  thereof which are to be purchased as of the Purchase Date or Change of Control
          Purchase Date, as the case may be.

               As soon as  practicable  after  the  Purchase  Date or  Change of
          Control  Purchase  Date, as the case may be, the Company shall deliver to each Holder entitled to receive shares of Applicable  Stock through the Paying  Agent,  a  certificate  for the  number of full  shares of
          Applicable  Stock  issuable in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Applicable  Stock is registered shall be treated as a holder of  record of  Applicable  Stock on the  Business  Day  following  the
          Purchase Date or Change of Control  Purchase Date, as the case may be.
          Subject to Section 3.09(c),  no payment or adjustment will be made for dividends on the shares of Applicable  Stock the record date for which occurred  on or  prior  to the  Purchase  Date or  Change  of  Control
          Purchase Date, as the case may be.

               Section  3.14.  Securities  Purchased In Part.  Any  Certificated
          Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires,  due endorsement by, or a written  instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the
          Holder thereof or such Holder's  attorney duly  authorized in writing)
          and the Company shall execute and the Trustee shall  authenticate  and deliver to the Holder of such Security,  without service charge, a new
          Security or Securities, of any authorized denomination as requested by such Holder in  aggregate  principal  amount equal to, and in exchange
          for,  the  portion  of  the  principal   amount  of  the  Security  so
          surrendered which is not purchased.

               Section  3.15.  Covenant  To  Comply  With  Securities  Laws Upon
          Purchase Of Securities.  When complying with the provisions of Section
          3.07 or 3.08 hereof (provided that such offer or purchase  constitutes an "issuer  tender  offer" for purposes of Rule 13e-4 (which term,  as used  herein,  includes any  successor  provision  thereto)  under the
          Exchange  Act at the time of such offer or  purchase),  and subject to any exemptions  available under  applicable law, the Company shall (i)
          comply  with Rule  13e-4 and Rule 14e-1 (or any  successor  provision)
          under the  Exchange  Act,  (ii) file the  related  Schedule TO (or any successor schedule,  form or report) under the Exchange Act, and (iii)
          otherwise  comply with all Federal and state  securities laws so as to permit the rights and  obligations  under Sections 3.07 and 3.08 to be exercised in the time and in the manner specified in Sections 3.07 and
          3.08.

               Section  3.16.  Repayment  To The  Company.  The  Trustee and the
          Paying  Agent shall return to the Company any cash or shares of Common
          Stock  that  remain  unclaimed  as  provided  in  Section  12  of  the
          Securities,  together  with  interest or  dividends,  if any,  thereon
          (subject to the provisions of Section  7.01(f)),  held by them for the payment of the Purchase Price or Change of Control  Purchase Price, as
          the  case  may be;  provided,  however,  that to the  extent  that the aggregate  amount of cash or shares of Common  Stock  deposited by the
          Company pursuant to Section 3.13 exceeds the aggregate  Purchase Price or  Change  of  Control  Purchase  Price,  as the case may be,  of the
          Securities  or  portions  thereof  which the Company is  obligated  to purchase as of the Purchase Date or Change of Control  Purchase  Date,
          as the case may be, then,  unless otherwise agreed in writing with the
          Company,  promptly  after the Business Day following the Purchase Date or Change of Control  Purchase  Date,  as the case may be, the Trustee shall return any such excess to the Company  together with interest or dividends,  if any,  thereon  (subject  to the  provisions  of Section
          7.01(f)).

                                    Article 4
                                    COVENANTS

               Section 4.01.  Payment of Securities.  The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this  Indenture.  Any amounts of cash in immediately available funds or shares of Applicable
          Stock to be given to the Trustee or Paying  Agent,  shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time, by the Company.  The  principal  amount of, and  Interest and  Liquidated
          Damages, if any, on the Securities, and the Redemption Price, Purchase
          Price and the Change of Control  Purchase  Price  shall be  considered paid on the applicable  date due if on such date (or, in the case of a
          Purchase Price or Change of Control  Purchase  Price,  on the Business
          Day  following  the  applicable  Purchase  Date or Change  of  Control
          Purchase  Date,  as the case may be) the  Trustee or the Paying  Agent holds,  in accordance  with this  Indenture,  cash or  securities,  if permitted hereunder, sufficient to pay all such amounts then due.

               Section 4.02. SEC And Other Reports.  The Company shall file with the Trustee,  within 15 days after it files such annual and  quarterly reports, information, documents and other reports with the SEC, copies of its  annual  report  and of the  information,  documents  and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations  prescribe) which the Company is required to file with the SEC  pursuant to Section 13 or 15(d) of the  Exchange
          Act. In the event the Company is at any time no longer  subject to the reporting  requirements of Section 13 or 15(d) of the Exchange Act, it
          shall  continue  to  provide  the  Trustee  with  reports   containing
          substantially  the same  information as would have been required to be filed with the SEC had the Company  continued  to have been subject to such  reporting  requirements.  In such event,  such reports  shall be provided at the times the Company  would have been required to provide reports  had it  continued  to have  been  subject  to such  reporting requirements.  The Company also shall comply with the other provisions of TIA Section  314(a).  Delivery  of such  reports,  information  and documents to the Trustee is for  informational  purposes  only and the
          Trustee's receipt of such shall not constitute  constructive notice of any information  contained  therein or determinable  from  information contained therein,  including the Company's compliance with any of its covenants  hereunder  (as to which the  Trustee  is  entitled  to rely conclusively on Officers' Certificates).

               Section 4.03. Compliance  Certificate.  The Company shall deliver to the  Trustee  within 120 days after the end of each  fiscal year of the Company (beginning with the fiscal year ending in December,  2003)
          an Officers'  Certificate,  stating whether or not to the knowledge of the signers thereof,  the Company is in default in the performance and observance  of any of the terms,  provisions  and  conditions  of this
          Indenture  (without  regard to any period of grace or  requirement  of notice  provided  hereunder)  and if the Company  shall be in default, specifying  all such  defaults  and the nature  and status  thereof of which they may have knowledge.

               Section 4.04.  Further  Instruments And Acts. Upon request of the
          Trustee, the Company will execute and deliver such further instruments and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

               Section 4.05.  Maintenance Of Office Or Agency.  The Company will maintain in the Borough of Manhattan,  the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent
          where  Securities may be presented or surrendered  for payment,  where
          Securities may be surrendered for registration of transfer,  exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the  Securities  and this Indenture may be served.  The office of Wells Fargo Corporate Trust,  located at c/o
          Depository Trust Company,  1st Floor, TADS Dept., 55 Water Street, New
          York,  NY 10041,  shall  initially be such office or agency for all of the aforesaid  purposes.  The Company shall give prompt written notice to the Trustee of the location,  and of any change in the location, of any such office or agency  (other than a change in the location of the office  of the  Trustee).  If at any time the  Company  shall  fail to maintain any such  required  office or agency or shall fail to furnish the Trustee with the address thereof, such presentations,  surrenders, notices  and  demands  may be made or  served  at the  address  of the
          Trustee set forth in Section 11.02.

               The  Company  may also  from time to time  designate  one or more other  offices or agencies  where the  Securities  may be presented or surrendered  for any or all such  purposes  and may from  time to time rescind such designations; provided, however, that no such designation or  rescission  shall  in  any  manner  relieve  the  Company  of  its obligation  to  maintain  an  office  or  agency  in  the  Borough  of
          Manhattan, the City of New York, for such purposes.

               Section 4.06. Delivery Of Certain  Information.  At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial  owner of Securities or holder or  beneficial  owner of shares of  Common  Stock  issued  upon conversion thereof, or in accordance with Section 3.08(c), the Company will promptly  furnish or cause to be furnished Rule 144A  Information
          (as  defined  below)  to  such  Holder  or  any  beneficial  owner  of
          Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder,  as  the  case  may  be,  to the  extent  required  to  permit compliance  by  such  Holder  or  holder  with  Rule  144A  under  the
          Securities  Act in  connection  with the resale of any such  security.
          "Rule 144A  Information"  shall be such  information  as is  specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a  beneficial  owner  shall be  determined  by the  Company  to the
          Company's reasonable satisfaction.

               Section 4.07.  Liquidated  Damages Notice.  In the event that the
          Company is required to pay Liquidated Damages to holders of Securities pursuant  to the  Registration  Rights  Agreement,  the  Company  will provide written notice ("Liquidated Damages Notice") to the Trustee of its  obligation to pay  Liquidated  Damages no later than fifteen days prior to the proposed payment date for the Liquidated Damages, and the
          Liquidated  Damages  Notice  shall set forth the amount of  Liquidated
          Damages to be paid by the Company on such  payment  date.  The Trustee shall not at any time be under any duty to any holder of Securities to determine  the  Liquidated  Damages,  or with  respect to the  nature, extent or calculation  of the amount of Liquidated  Damages when made, or with  respect to the method  employed  in such  calculation  of the
          Liquidated Damages.

                                   Article 5
                                SUCCESSOR PERSON

               Section  5.01.  When  Company May Merge Or Transfer  Assets.  The
          Company  shall not  consolidate  with or merge  with or into any other
          Person or convey,  transfer,  sell, lease or otherwise  dispose of its properties  and assets  substantially  as an  entirety  to any person, unless:

                    (a)  either  (1)  the  Company   shall  be  the   continuing
               corporation or (2) the Person (if other than the Company)  formed by such  consolidation or into which the Company is merged or the
               Person  which  acquires  by  conveyance,  transfer  or lease  the properties and assets of the Company substantially as an entirety
               (i) shall be a corporation  organized and validly  existing under the  laws  of the  United  States  or any  State  thereof  or the
               District  of  Columbia  and (ii) shall  expressly  assume,  by an indenture  supplemental  hereto,  executed  and  delivered to the
               Trustee, in form reasonably  satisfactory to the Trustee,  all of the  obligations  of the Company  under the  Securities  and this
               Indenture;

                    (b) immediately after giving effect to such transaction,  no
               Event of  Default,  and no event that,  after  notice or lapse of time or  both,  would  become  an Event of  Default,  shall  have occurred and be continuing; and

                    (c) the  Company  shall  have  delivered  to the  Trustee an
               Officers'  Certificate  and an Opinion of Counsel,  each  stating that such consolidation,  merger,  conveyance,  transfer or lease and, if a supplemental  indenture is required in connection  with such transaction,  such supplemental indenture,  comply with this
               Article 5 and that all conditions  precedent  herein provided for relating to such transaction have been satisfied.

          For purposes of the  foregoing,  the  transfer (by lease,  assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries
     (other than to the Company or another  Subsidiary),  which,  if such assets were owned by the Company,  would  constitute  substantially an entirety of the  properties  and  assets  of the  Company,  shall be  deemed  to be the transfer of  substantially  an entirety of the properties and assets of the
     Company.

          The successor  Person formed by such  consolidation  or into which the
     Company  is  merged  or the  successor  Person  to which  such  conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise  every right and power of, the Company under this  Indenture  with the same effect as if such successor had been named as the Company  herein;
     and  thereafter,  except in the case of a lease and obligations the Company may have under a  supplemental  indenture,  the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.
     Subject to Section 9.06, the Company,  the Trustee and the successor Person shall enter into a  supplemental  indenture to evidence the  succession and substitution of such successor Person and such discharge and release of the
     Company.

                                   Article 6
                              DEFAULTS AND REMEDIES

          Section  6.01.  Events  Of  Default.  So  long as any  Securities  are outstanding, each of the following shall be an "Event of Default":

          (1) the Company fails to convert any portion of the  principal  amount of any  Security  following  the  exercise  by the  Holder  of the right to convert such Security into Common Stock pursuant to and in accordance  with
     Article 10 hereof;

          (2) the Company defaults in its obligation to repurchase any Security, or any portion  thereof,  upon the exercise by the Holder of such  Holder's right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.07 or 3.08 hereof;

          (3) the Company defaults in its obligation to redeem any Security,  or any portion  thereof,  called for redemption by the Company pursuant to and in accordance with Section 3.01 hereof.

          (4) the Company defaults in the payment of the principal amount of any
     Security  when the same  becomes due and payable at its Stated  Maturity or the payment of any portion of the principal  amount of any  Security,  when the same becomes due and payable;

          (5) the Company  defaults in the payment of any Interest or Liquidated
     Damages when due and payable,  and continuance of such default for a period of 30 days;

          (6)  the  Company  fails  to  comply  with  any of its  agreements  or covenants in the Securities or this Indenture (other than those referred to in clause (1) through  clause (5) above) and such failure  continues for 60 days after receipt by the Company of a Notice of Default;

          (7) a  failure  to pay when due at  maturity  or a  default,  event of default  or other  similar  condition  or event  (however  described)  that results in the  acceleration of maturity of any  indebtedness  for borrowed money of the  Company  or any  Designated  Subsidiary  (including,  without limitation,  the Credit Agreement) in an aggregate amount of $40 million or more,  unless the  acceleration is rescinded,  stayed or annulled within 30 days after written notice of default is given to the Company by the Trustee or  Holders  of not less  than 25% in  aggregate  principal  amount  of the
     Securities then outstanding;

          (8) the entry by a court having  jurisdiction in the premises of (i) a decree  or  order  for  relief  in  respect  of the  Company  or any of its
     Subsidiaries  that is a Designated  Subsidiary  or any group of two or more
     Subsidiaries  that,  taken  as  a  whole,  would  constitute  a  Designated
     Subsidiary,  in an  involuntary  case or  proceeding  under any  applicable bankruptcy,  insolvency,  reorganization  or  other  similar  law or (ii) a decree or order adjudging the Company or any of its Subsidiaries  that is a
     Designated  Subsidiary or any group of two or more Subsidiaries that, taken as a whole,  would  constitute  a  Designated  Subsidiary,  a  bankrupt  or
     insolvent,   or   approving   as   properly   filed  a   petition   seeking
     reorganization,  arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries  that is a Designated  Subsidiary or any  group  of two or more  Subsidiaries  that,  taken  as a  whole,  would constitute a Designated Subsidiary, under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or  ordering  the  winding  up or  liquidation  of  its  affairs,  and  the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; and

          (9) the commencement by the Company or any of its Subsidiaries that is a  Designated  Subsidiary  or any group of two or more  Subsidiaries  that, taken as a whole, would constitute a Designated Subsidiary,  of a voluntary
     case  or   proceeding   under  any   applicable   bankruptcy,   insolvency,
     reorganization  or other  similar law or of any other case or proceeding to be  adjudicated a bankrupt or  insolvent,  or the consent by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries  that, taken as a whole, would constitute a Designated
     Subsidiary,  to the entry of a decree or order for relief in respect of the
     Company or any of its Subsidiaries  that is a Designated  Subsidiary or any group of two or more Subsidiaries  that, taken as a whole, would constitute a Designated  Subsidiary,  in an involuntary  case or proceeding  under any applicable bankruptcy,  insolvency,  reorganization or other similar law or to the  commencement  of any  bankruptcy or  insolvency  case or proceeding against  the  Company,  or  the  filing  by  the  Company  or  any  of  its
     Subsidiaries  that is a Designated  Subsidiary  or any group of two or more
     Subsidiaries  that,  taken  as  a  whole,  would  constitute  a  Designated
     Subsidiary,  of a petition or answer or consent seeking  reorganization  or relief  under any  applicable  law,  or the  consent by the  Company to the filing of such petition or to the  appointment of or the taking  possession by a custodian,  receiver,  liquidator,  assignee, trustee, sequestrator or other  similar  official of the Company or of any  substantial  part of its property, or the making by the Company or any of its Subsidiaries that is a
     Designated  Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary,  of an assignment for the benefit of  creditors,  or the  admission  by the Company or any of its
     Subsidiaries  that is a Designated  Subsidiary  or any group of two or more
     Subsidiaries  that,  taken  as  a  whole,  would  constitute  a  Designated
     Subsidiary,  in writing of its inability to pay its debts generally as they become due, or the taking of corporate  action by the Company or any of its
     Subsidiaries  that is a Designated  Subsidiary  or any group of two or more
     Subsidiaries  that,  taken  as  a  whole,  would  constitute  a  Designated
     Subsidiary, expressly in furtherance of any such action.

          For the avoidance of doubt,  clause (6) above shall not  constitute an
     Event of Default until the Trustee notifies the Company,  or the Holders of at least 25% in aggregate  principal  amount of the  Securities at the time outstanding  notify the Company and the  Trustee,  of such  default and the
     Company does not cure such default (and such default is not waived)  within the time specified in clause (6) above after actual receipt of such notice.
     Any such notice must  specify the  default,  demand that it be remedied and state that such notice is a "Notice of Default."

          The Trustee  shall,  within 90 days of the  occurrence  of an Event of
     Default, give to the Holders of the Securities notice of all uncured Events of  Defaults  known to it and  written  notice of any event  which with the giving of notice or the lapse of time,  or both,  would  become an Event of
     Default,  its status and what  action the  Company is taking or proposes to take  with  respect  thereto;  provided,  however,  the  Trustee  shall  be protected in withholding such notice if it, in good faith,  determines that the  withholding  of such notice is in the best  interest of such  Holders, except in the case of an Event of Default  specified in clauses (1) through
     (5) of this Section 6.01.

          Section  6.02.  Acceleration.  If an Event of Default  (other  than an
     Event of Default  specified  in Section  6.01(8) or 6.01(9))  occurs and is continuing,  the  Trustee by notice to the  Company,  or the  Holders of at least  25% in  aggregate  principal  amount of the  Securities  at the time outstanding  by notice to the  Company  and the  Trustee,  may  declare the principal  amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Liquidated  Damages, if any, on all the Securities to be
     immediately  due and payable.  Upon such a  declaration,  such  accelerated amount  shall  be due and  payable  immediately.  If an  Event  of  Default specified  in  Section  6.01(8) or 6.01(9)  occurs and is  continuing,  the principal  amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Liquidated  Damages, if any, on all the Securities shall become and be immediately  due and payable without any declaration or other act on the part of the  Trustee or any  Securityholders.  The  Holders of a
     majority  in  aggregate  principal  amount  of the  Securities  at the time outstanding,  by notice to the  Trustee  (and  without  notice to any other
     Securityholder)  may rescind an  acceleration  and its  consequences if the rescission  would not  conflict  with any  judgment  or  decree  and if all existing  Events of Default have been cured or waived except  nonpayment of the principal amount of the Securities and any accrued and unpaid Interest, and accrued and unpaid  Liquidated  Damages,  if any,  that have become due solely as a result of  acceleration  and if all  amounts due to the Trustee under  Section  7.07 have been paid.  No such  rescission  shall affect any subsequent Event of Default or impair any right consequent thereto.

          Section 6.03.  Other  Remedies.  If an Event of Default  occurs and is continuing,  the  Trustee  may pursue any  available  remedy to collect the payment of the  principal  amount of the  Securities  and any  accrued  and unpaid Interest and accrued and unpaid Liquidated  Damages,  if any, on the
     Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may  maintain a  proceeding  even if the Trustee  does not possess any of the  Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy  accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or  acquiescence  in, the Event of  Default.  No remedy is  exclusive  of any other  remedy.  All available remedies are cumulative.

          Section 6.04.  Waiver Of Past  Defaults.  The Holders of a majority in aggregate  principal amount of the Securities at the time  outstanding,  by notice to the Trustee (and without notice to any other Securityholder), may waive an existing or past Event of Default and its consequences  except (1)
     an Event of Default  described in Section 6.01(1) or 6.01(2),  (2) an Event of Default in respect of a  provision  that under  Section  9.02  cannot be amended without the consent of each Securityholder affected or (3) an Event of  Default  which  constitutes  a  failure  to  convert  any  Security  in accordance  with the  terms of  Article  10.  When an Event of  Default  is waived,  it is  deemed  cured,  but no  such  waiver  shall  extend  to any subsequent or other Event of Default or impair any consequent  right.  This
     Section  6.04  shall be in lieu of Section  316(a)1(B)  of the TIA and such
     Section  316(a)1(B) is hereby  expressly  excluded from this Indenture,  as permitted by the TIA.

          Section  6.05.  Control By  Majority.  The  Holders  of a majority  in aggregate  principal  amount of the Securities at the time  outstanding may direct the time,  method and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee  or of  exercising  any  trust  or power conferred  on the  Trustee.  However,  the Trustee may refuse to follow any direction  that  conflicts  with law or this  Indenture or that the Trustee determines  in good  faith is  unduly  prejudicial  to the  rights of other
     Securityholders  or would involve the Trustee in personal  liability unless the Trustee is offered  indemnity  satisfactory  to it. This  Section  6.05 shall  be in lieu  of  Section  316(a)1(A)  of the  TIA  and  such  Section
     316(a)1(A) is hereby expressly  excluded from this Indenture,  as permitted by the TIA.

          Section 6.06. Limitation On Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder  gives to the Trustee  written  notice  stating that an
     Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate  principal  amount of the
     Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee  security or indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request  within 60 days after receipt of such notice, request and offer of security or indemnity; and

          (5) the Holders of a majority  in  aggregate  principal  amount of the
     Securities  at the time  outstanding  do not give the  Trustee a  direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other  Securityholder  or to obtain a preference  or priority  over any other Securityholder.

          Section 6.07.  Rights Of Holders To Receive  Payment.  Notwithstanding
     any other provision of this  Indenture,  the right of any Holder to receive payment of the  principal  amount of the  Securities  and any  accrued  and unpaid  Interest  and accrued  and unpaid  Liquidated  Damages,  if any, in respect of the Securities  held by such Holder,  on or after the respective due dates  expressed  in the  Securities  or any  Redemption  Date,  and to
     convert the Securities in accordance  with Article 10, or to bring suit for the  enforcement of any such payment on or after such  respective  dates or the right to convert,  shall not be impaired or affected  adversely without the consent of such Holder.

          Section  6.08.  Collection  Suit By  Trustee.  If an Event of  Default
     described in Section 6.01(2),  6.01(3) or 6.01(4) occurs and is continuing, the  Trustee  may  recover  judgment  in its own name and as  trustee of an express  trust  against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.07.

          Section  6.09.  Trustee  May  File  Proofs  Of  Claim.  In case of the
     pendency  of  any  receivership,   insolvency,   liquidation,   bankruptcy,
     reorganization,  arrangement,  adjustment,  composition  or other  judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Securities and any accrued  and unpaid  Interest,  and  accrued and unpaid  Liquidated
     Damages, if any, in respect of the Securities shall then be due and payable as therein  expressed or by  declaration or otherwise and  irrespective  of whether  the  Trustee  shall  have made any demand on the  Company  for the
     payment  of  any  such  amount)  shall  be  entitled  and   empowered,   by
     intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the  whole  principal  amount of the
     Securities  and any  accrued  and unpaid  Interest,  and accrued and unpaid
     Liquidated  Damages,  if any, and to file such other papers or documents as may be  necessary  or  advisable in order to have the claims of the Trustee
     (including   any  claim   for  the   reasonable   compensation,   expenses,
     disbursements  and advances of the  Trustee,  its agents and counsel or any other  amounts  due the  Trustee  under  Section  7.07) and of the  Holders allowed in such judicial proceeding, and

          (b) to collect  and receive  any moneys or other  property  payable or deliverable  on any  such  claims  and to  distribute  the  same;  and  any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official  in any such  judicial  proceeding  is hereby  authorized  by each
     Holder to make such  payments  to the  Trustee  and,  in the event that the
     Trustee  shall  consent  to the  making of such  payments  directly  to the
     Holders,  to  pay  the  Trustee  any  amount  due  it  for  the  reasonable compensation,  expenses,  disbursements  and advances of the  Trustee,  its agents and counsel,  and any other  amounts due the Trustee  under  Section
     7.07.

          Nothing herein  contained  shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of  reorganization,  arrangement,  adjustment or composition  affecting the
     Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 6.10.  Priorities.  If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST: to the Trustee for amounts due under Section 7.07;

          SECOND:  to  Securityholders   for  amounts  due  and  unpaid  on  the
     Securities  for the principal  amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Liquidated  Damages,  if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

          THIRD: the balance, if any, to the Company.

          The Trustee may fix a record date and payment  date for any payment to
     Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each  Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

          Section 6.11.  Undertaking  For Costs. In any suit for the enforcement of any right or remedy  under this  Indenture  or in any suit  against  the
     Trustee for any action  taken or omitted by it as  Trustee,  a court in its discretion  may  require the filing by any party  litigant  (other than the
     Trustee) in the suit of an  undertaking  to pay the costs of the suit,  and the  court  in  its  discretion  may  assess  reasonable  costs,  including reasonable attorneys' fees and expenses,  against any party litigant in the suit,  having  due  regard to the  merits  and good  faith of the claims or defenses made by the party litigant.  This Section 6.11 does not apply to a suit by the Trustee,  a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time  outstanding.  This  Section  6.11  shall be in lieu of Section
     315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          Section  6.12.  Waiver Of Stay,  Extension Or Usury Laws.  The Company
     covenants  (to the extent  that it may  lawfully do so) that it will not at any time insist upon, or plead, or in any manner  whatsoever  claim or take the  benefit or  advantage  of, any stay or  extension  law or any usury or other law wherever  enacted,  now or at any time hereafter in force,  which would prohibit or forgive the Company from paying all or any portion of the principal  amount of the Securities and any accrued and unpaid Interest and
     accrued  and  unpaid  Liquidated  Damages,   if  any,  on  Securities,   as
     contemplated  herein,  or which may affect the covenants or the performance of this  Indenture;  and the Company (to the extent that it may lawfully do
     so) hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it will not hinder,  delay or impede the  execution  of any power  herein  granted  to the  Trustee,  but will  suffer  and  permit the execution of every such power as though no such law had been enacted.

                                   Article 7
                                     TRUSTEE

          Section 7.01. Duties Of Trustee.  The duties and  responsibilities  of the Trustee shall be as provided by the TIA and as set forth herein.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (1)  the  Trustee   need  perform  only  those  duties  that  are
                    specifically set forth in this Indenture and no others; and

               (2)  in the  absence of bad faith on its part,  the  Trustee  may conclusively rely, as to the truth of the statements and the
                    correctness  of  the  opinions   expressed   therein,   upon
                    certificates  or  opinions  furnished  to  the  Trustee  and conforming to the requirements of this Indenture, but in the case of any  such  certificates  or  opinions  which  by any provision hereof are  specifically  required to be furnished to the Trustee,  the Trustee shall examine the  certificates and opinions to determine whether or not they conform to the requirements  of this  Indenture,  but need not  confirm  or investigate  the accuracy of  mathematical  calculations  or other facts stated therein. This Section 7.01(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture,  as permitted by the TIA.

          (c)  The  Trustee  may  not be  relieved  from  liability  for its own negligent  action,  its own  negligent  failure  to act or its own  willful misconduct, except that:

               (1)  this  Section  (c) does not  limit  the  effect  of  Section
                    7.01(b);

               (2)  the  Trustee  shall not be liable for any error of  judgment made in good  faith by a  Responsible  Officer  unless it is proved that the Trustee was  negligent in  ascertaining  the pertinent facts; and

               (3)  the Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          Subparagraphs  (c)(1),  (2) and  (3)  shall  be in  lieu  of  Sections
     315(d)(1),  315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1),
     315(d)(2) and 315(d)(3) are hereby expressly  excluded from this Indenture, as permitted by the TIA.

          (d) Every  provision of this  Indenture that in any way relates to the
     Trustee is subject to this Section 7.01.

          (e) The Trustee  may refuse to perform any duty or exercise  any right or power or extend or risk its own funds or otherwise  incur any  financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f)  Money  held  by  the  Trustee  in  trust  hereunder  need  not be segregated  from other  funds  except to the extent  required  by law.  The
     Trustee (acting in any capacity  hereunder) shall be under no liability for interest on any money received by it hereunder  unless  otherwise agreed in writing with the Company.

          Section   7.02.   Rights  Of  Trustee.   Subject  to  its  duties  and
     responsibilities under the TIA.

          (a) the Trustee may conclusively rely and shall be protected in acting or  refraining  from acting upon any  resolution,  certificate,  statement, instrument,  opinion, report, notice, request,  direction,  consent, order, bond,  debenture,  note,  other evidence of  indebtedness or other paper or document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or  established  prior to taking, suffering  or omitting  any action  hereunder,  the Trustee  (unless  other evidence  be herein  specifically  prescribed)  may,  in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (c) the Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or attorneys and the Trustee shall not be  responsible  for any  misconduct or negligence on the part of any agent or attorney  appointed with due care by it hereunder;

          (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be  authorized or within its rights or powers conferred under this Indenture;

          (e) the Trustee may consult with counsel selected by it and any advice or  Opinion  of  Counsel  shall  be full  and  complete  authorization  and protection  in  respect of any action  taken or  suffered  or omitted by it hereunder  in good faith and in  accordance  with such advice or Opinion of
     Counsel;

          (f) the Trustee  shall be under no  obligation  to exercise any of the rights or powers  vested in it by this  Indenture at the request,  order or direction  of any of the  Holders,  pursuant  to  the  provisions  of  this
     Indenture,  unless such Holders shall have offered to the Trustee  security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (g) any request or direction of the Company  mentioned herein shall be sufficiently  evidenced  by a  Company  Request  or  Company  Order and any
     resolution  of the Board of Directors  may be  sufficiently  evidenced by a
     Board Resolution;

          (h) the Trustee shall not be bound to make any investigation  into the
     facts  or  matters  stated  in  any  resolution,   certificate,  statement,
     instrument,  opinion, report, notice, request,  direction,  consent, order, bond,  debenture,  note,  other evidence of  indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation  into such facts or matters as it may see fit, and, if the
     Trustee shall determine to make such further inquiry or  investigation,  it shall be  entitled  to  examine  the books,  records  and  premises  of the
     Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional  liability of any kind by reason of such inquiry or investigation;

          (i) the  Trustee  shall not be  deemed to have  notice of any Event of
     Default  unless a Responsible  Officer of the Trustee has actual  knowledge thereof  or unless  written  notice  of any  event  which is in fact such a default is  received by the Trustee at the  Corporate  Trust  Office of the
     Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are  extended to, and shall be  enforceable  by, the Trustee in each of its capacities  hereunder,  and to  each  agent,  custodian  and  other  person employed to act hereunder; and

          (k) the  Trustee may request  that the  Company  deliver an  Officers'
     Certificate  setting  forth  the  names of  individuals  and/or  titles  of officers authorized at such time to take specified actions pursuant to this
     Indenture,  which  Officers'  Certificate  may  be  signed  by  any  person authorized to sign an Officers' Certificate, including any person specified as so  authorized  in any such  certificate  previously  delivered  and not superseded.

          Section  7.03.  Individual  Rights  Of  Trustee.  The  Trustee  in its
     individual  or any  other  capacity  may  become  the owner or  pledgee  of
     Securities and may otherwise  deal with the Company or its Affiliates  with the same  rights it would have if it were not  Trustee.  Any Paying  Agent,
     Registrar,  Conversion  Agent or  co-registrar  may do the same  with  like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          Section   7.04.   Trustee's   Disclaimer.   The   Trustee   makes   no
     representation  as to the  validity or adequacy  of this  Indenture  or the
     Securities,   it  shall  not  be  accountable  for  the  Company's  use  or
     application  of  the  proceeds  from  the  Securities,   it  shall  not  be
     responsible  for  any  statement  in the  registration  statement  for  the
     Securities  under the  Securities  Act or in any offering  document for the
     Securities,  the Indenture or the Securities (other than its certificate of authentication),  or the  determination as to which  beneficial  owners are entitled to receive any notices hereunder.

          Section 7.05. Notice Of Defaults. If an Event of Default occurs and if it is known to the Trustee,  the Trustee shall give to each  Securityholder notice of the Event of Default within 90 days after it occurs or, if later, within  15 days  after it is known to the  Trustee,  unless  such  Event of
     Default  shall have been cured or waived  before the giving of such notice.
     Notwithstanding the preceding  sentence,  except in the case of an Event of
     Default described in Section 6.01(1) and 6.01(2),  the Trustee may withhold the notice if and so long as a  committee  of its  Responsible  Officers in good faith determines that withholding the notice is in the interest of the
     Securityholders.  The preceding sentence shall be in lieu of the proviso to
     Section  315(b) of the TIA and such  proviso is hereby  expressly  excluded from this  Indenture,  as permitted  by the TIA.  The Trustee  shall not be deemed to have knowledge of a Event of Default unless a Responsible Officer of the Trustee has received written notice of such Event of Default,  which notice specifically references this Indenture and the Securities.

          Section 7.06. Reports By Trustee To Holders. Within 75 days after each
     December  31  beginning  with the  December 31  following  the date of this
     Indenture,  the Trustee  shall mail to each  Securityholder  a brief report dated as of such  December 31 that  complies  with TIA Section  313(a),  if required by such  Section  313(a).  The Trustee  also shall comply with TIA
     Section 313(b).

          A copy of each  report at the time of its  mailing to  Securityholders shall be filed with the SEC and each securities exchange,  if any, on which the  Securities  are  listed.  The  Company  agrees to notify  the  Trustee promptly whenever the Securities  become listed on any securities  exchange and of any delisting thereof.

          Section 7.07. Compensation And Indemnity. The Company agrees:

          (a) to pay to the Trustee from time to time such  compensation  as the
     Company  and the  Trustee  shall from time to time agree in writing for all services rendered by it hereunder (which  compensation shall not be limited
     (to the extent  permitted by law) by any  provision of law in regard to the compensation of a trustee of an express trust);

          (b) to  reimburse  the Trustee  upon its  request  for all  reasonable expenses,  disbursements  and  advances  incurred or made by the Trustee in accordance  with any provision of this Indenture  (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel),  except  any such  expense,  disbursement  or  advance  as may be attributable to its negligence or bad faith; and

          (c) to  indemnify  the  Trustee or any  predecessor  Trustee and their agents for, and to hold them harmless  against,  any loss,  damage,  claim, liability,  cost or expense  (including  attorney's fees and expenses,  and taxes (other than taxes based upon, measured by or determined by the income of the  Trustee))  incurred  without  negligence  or bad faith on its part, arising out of or in connection  with the acceptance or  administration  of this trust,  including the costs and expenses of defending  itself  against any claim  (whether  asserted  by the  Company  or any  Holder or any other person) or liability in connection  with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's payment  obligations in this Section 7.07, the
     Trustee shall have a lien prior to the  Securities on all money or property held or  collected  by the  Trustee,  except  that held in trust to pay the principal  amount of, or the Redemption  Price,  Purchase Price,  Change of
     Control Purchase Price,  Interest,  or Liquidated  Damages,  if any, as the
     case may be, on particular Securities.

          The Company's payment obligations  pursuant to this Section 7.07 shall survive the discharge of this  Indenture and the  resignation or removal of the Trustee.  When the Trustee  incurs  expenses after the occurrence of an
     Event of Default  specified in Section  6.01(8) or 6.01(9),  the  expenses, including the reasonable charges and expenses of its counsel,  are intended to constitute expenses of administration under any bankruptcy law.

          Section  7.08.  Replacement  Of Trustee.  The Trustee may resign by so notifying the Company;  provided,  however,  no such  resignation  shall be effective until a successor  Trustee has accepted its appointment  pursuant to this  Section  7.08.  The Holders of a majority in  aggregate  principal amount of the Securities at the time  outstanding may remove the Trustee by so  notifying  the Trustee and the  Company.  The Company  shall remove the
     Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2)  the Trustee is adjudged bankrupt or insolvent;

          (3)  a receiver or public  officer  takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the  Trustee  resigns or is  removed or if a vacancy  exists in the office of Trustee for any reason,  the Company shall promptly  appoint,  by resolution of its Board of Directors, a successor Trustee.

          A  successor  Trustee  shall  deliver  a  written  acceptance  of  its appointment to the retiring Trustee and to the Company satisfactory in form and  substance  to the  retiring  Trustee and the  Company.  Thereupon  the resignation or removal of the retiring Trustee shall become effective,  and the successor  Trustee shall have all the rights,  powers and duties of the
     Trustee under this Indenture.  The successor Trustee shall mail a notice of its  succession to  Securityholders.  The retiring  Trustee shall  promptly transfer  all  property  held by it as  Trustee to the  successor  Trustee, subject to the lien provided for in Section 7.07.

          If a successor  Trustee does not take office  within 30 days after the retiring Trustee resigns or is removed,  the retiring Trustee,  the Company or  the  Holders  of a  majority  in  aggregate  principal  amount  of  the
     Securities  at the time  outstanding  may  petition  any court of competent jurisdiction  at the  expense  of the  Company  for  the  appointment  of a successor Trustee.

          If the Trustee fails to comply with Section 7.10,  any  Securityholder may  petition any court of  competent  jurisdiction  for the removal of the
     Trustee and the appointment of a successor Trustee.

          Section 7.09. Successor Trustee By Merger. If the Trustee consolidates with,  merges or converts into, or transfers all or  substantially  all its corporate trust business or assets to, another corporation,  the resulting, surviving or  transferee  corporation  without any further act shall be the successor Trustee.

          Section 7.10. Eligibility;  Disqualification. The Trustee shall at all times satisfy the  requirements of TIA Sections  310(a)(1) and 310(b).  The
     Trustee (or its parent holding  company) shall have a combined  capital and surplus of at least  $50,000,000 as set forth in its most recent  published annual  report of condition.  Nothing  herein  contained  shall prevent the
     Trustee from filing with the Commission the application  referred to in the penultimate paragraph of TIA Section 310(b).

          Section 7.11.  Preferential  Collection Of Claims Against Company. The
     Trustee  shall  comply  with TIA Section  311(a),  excluding  any  creditor relationship  listed in TIA Section  311(b).  A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated
     therein.

                                   Article 8
                             DISCHARGE OF INDENTURE

          Section  8.01.  Discharge  Of Liability  On  Securities.  When (i) the
     Company  delivers  to the Trustee all  outstanding  Securities  (other than
     Securities replaced or repaid pursuant to Section 2.07) for cancellation or
     (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash  sufficient to pay all amounts due and owing on all outstanding  Securities (other than Securities  replaced pursuant to
     Section  2.07),  and if in either  case the  Company  pays all  other  sums payable  hereunder by the Company,  then this Indenture  shall,  subject to
     Section 7.07, cease to be of further effect.  The Trustee shall join in the execution of a document prepared by the Company acknowledging  satisfaction and discharge of this Indenture on demand of the Company  accompanied by an
     Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

          Section  8.02.  Repayment To The  Company.  The Trustee and the Paying
     Agent  shall  return  to the  Company  upon  written  request  any money or securities  held by them for the payment of any amount with  respect to the
     Securities  that remains  unclaimed  for two years,  subject to  applicable unclaimed  property law. After return to the Company,  Holders  entitled to the money or  securities  must look to the  Company  for payment as general creditors unless an applicable  abandoned  property law designates  another person and the Trustee and the Paying Agent shall have no further liability to the  Securityholders  with respect to such money or securities  for that period commencing after the return thereof.

                                   Article 9
                                   AMENDMENTS

          Section 9.01. Without Consent Of Holders.  The Company and the Trustee
     may amend this  Indenture  or the  Securities  without  the  consent of any
     Securityholder to:

               (a) add to the  covenants  of the  Company for the benefit of the
          Holders of Securities;

               (b)  surrender  any  right or  power  herein  conferred  upon the
          Company;

               (c) provide for conversion rights of Holders of Securities if any reclassification  or change of the Common Stock or any  consolidation, merger or sale of all or  substantially  all of the  Company's  assets occurs;

               (d) provide for the  assumption of the Company's  obligations  to the  Holders  of  Securities  in the case of a merger,  consolidation, conveyance, transfer or lease pursuant to Article 5 hereof;

               (e) increase the Conversion Rate;  provided,  however,  that such increase  in the  Conversion  Rate  shall  not  adversely  affect  the interests of the Holders of Securities  (after taking into account tax and other consequences of such increase);

               (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

               (g) make any changes or  modifications  necessary  in  connection with the  registration  of the Securities  under the Securities Act as contemplated in the Registration Rights Agreement;  provided, however, that such  action  pursuant  to this  clause (g) does not, in the good faith  opinion of the Board of Directors of the Company (as  evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

               (h) cure any  ambiguity,  to correct or supplement  any provision herein which may be inconsistent  with any other  provision  herein or which is otherwise  defective,  or to make any other  provisions  with respect to matters or questions arising under this Indenture which the
          Company  may deem  necessary  or  desirable  and  which  shall  not be inconsistent with the provisions of this Indenture; provided, however, that such  action  pursuant  to this  clause (h) does not, in the good faith  opinion of the Board of Directors of the Company (as  evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

               (i) add  additional  dates  on  which  the  Securities  shall  be purchased by the Company  pursuant to Section 6 of the  Securities  at the option of the Holder; and

               (j) add or modify any other  provisions  herein  with  respect to matters or  questions  arising  hereunder  which the  Company  and the
          Trustee may deem  necessary or desirable  and which will not adversely affect the  interests  of the Holders of  Securities  in any  material respect.

               Section 9.02.  With Consent Of Holders.  Except as provided below in this Section 9.02, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this  Indenture or the Securities may be waived, in each case with the  written  consent  of the  Holders of at least a majority  of the  principal  amount  of  the  Securities  at the  time outstanding.

               Without  the  written  consent  or the  affirmative  vote of each
          Holder of Securities  affected  thereby,  an amendment,  supplement or waiver under this Section 9.02 may not:

               (a) change the maturity of any  Security,  or the payment date of any  installment  of Interest  or  Liquidated  Damages  payable on any
          Security;

               (b) reduce the principal amount of, or the Interest or Liquidated
          Damages, payable on, or the Redemption Price, Purchase Price or Change
          of Control Purchase Price of, any Security;

               (c)  impair or  adversely  affect  the  conversion  rights of any
          Holder of Securities;

               (d) change the  currency  of any amount  owed or owing  under the
          Security or any interest thereon from U.S. Dollars;

               (e) alter or otherwise modify the rate of Interest and Liquidated
          Damages on any  Security,  or the manner of  calculation  thereof,  or extend  time for payment of any amounts due and payable to the Holders of the Securities;

               (f)  impair  the right of any  Holder to  institute  suit for the enforcement  of any payment or with respect to, or conversion  of, any
          Security;

               (g)  adversely  affect the  purchase  right of the Holders of the
          Securities as provided in Article 3 or the right of the Holders of the
          Securities  to convert any Security as provided in Article 10,  except as otherwise permitted pursuant to Article 5 or Section 10.04 hereof;

               (h) modify the provisions of Article 3 in a manner adverse to the
          Holders of the Securities;

               (i) modify any of the  provisions of this Section,  or reduce the percentage of the aggregate principal amount of outstanding Securities required to amend,  modify or supplement the Indenture or the Security or waive an Event of Default,  except to provide  that  certain  other provisions of this Indenture  cannot be modified or waived without the consent of the Holder of each outstanding  Security  affected thereby;
          or

               (j) reduce the  percentage of the aggregate  principal  amount of the  outstanding  Securities  the consent of whose Holders is required for any such  supplemental  indenture  entered into in accordance with this Section 9.02 or the consent of whose  Holders is required for any waiver provided for in this Indenture.

          It shall not be  necessary  for the consent of the Holders  under this
     Section 9.02 to approve the particular form of any proposed amendment,  but it shall be sufficient if such consent approves the substance thereof.

          After an amendment  under this Section  9.02  becomes  effective,  the
     Company  shall  mail  to  each  Holder  a  notice  briefly  describing  the amendment.

          Nothing in this  Section  9.02 shall impair the ability of the Company and the  Trustee to amend this  Indenture  or the  Securities  without  the consent  of  any  Securityholder  to  provide  for  the  assumption  of the
     Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 5 hereof.

          Section 9.03.  Compliance With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

          Section 9.04. Revocation And Effect Of Consents,  Waivers And Actions.
     Until an amendment,  waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every  subsequent  Holder of that  Security or portion of the Security that evidences the same obligation as the consenting  Holder's
     Security,  even if notation of the consent, waiver or action is not made on the Security.  However, any such Holder or subsequent Holder may revoke the consent,  waiver or action as to such  Holder's  Security or portion of the
     Security if the Trustee  receives the notice of revocation  before the date the  amendment,  waiver or action  becomes  effective.  After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

          Section  9.05.  Notation  On Or  Exchange  Of  Securities.  Securities
     authenticated  and  delivered  after  the  execution  of  any  supplemental indenture  pursuant  to this  Article  may,  and shall if  required  by the
     Trustee,  bear a notation in form  approved by the Trustee as to any matter provided  for in such  supplemental  indenture.  If the  Company  shall  so determine,  new Securities so modified as to conform, in the opinion of the
     Trustee and the Board of Directors,  to any such supplemental indenture may be prepared and executed by the Company and  authenticated and delivered by the Trustee in exchange for outstanding Securities.

          Section 9.06.  Trustee To Sign  Supplemental  Indentures.  The Trustee
     shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment  contained  therein does not adversely  affect the rights, duties,  liabilities or immunities of the Trustee.  If it does, the Trustee may,  but need not,  sign such  supplemental  indenture.  In  signing  such supplemental  indenture  the Trustee  shall  receive,  and  (subject to the provisions  of Section  7.01) shall be fully  protected in relying upon, an
     Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          Section 9.07. Effect Of Supplemental Indentures. Upon the execution of any  supplemental  indenture  under this Article,  this Indenture  shall be modified in accordance  therewith,  and such  supplemental  indenture shall form a part of this  Indenture  for  all  purposes;  and  every  Holder  of
     Securities theretofore or thereafter  authenticated and delivered hereunder shall be bound thereby.

                                   Article 10
                                   CONVERSIONS

               Section  10.01.  Conversion  Privilege.  (a)  Subject to and upon compliance  with the  provisions  of this  Article  10, a Holder  of a
          Security shall have the right, at such Holder's option, to convert all or any  portion (if the portion to be  converted  is $1,000  principal amount or an integral  multiple  thereof) of such Security into shares of  Common  Stock  at the  Conversion  Rate in  effect  on the date of conversion:

               (1)  during  any  fiscal   quarter  of  the  Company  (a  "Fiscal
          Quarter"),  if as of the last day of the immediately  preceding Fiscal
          Quarter,  the Sale Price of the  Common  Stock for at least 20 Trading
          Days in the 30  consecutive  Trading Day period ending on the last day of such preceding  Fiscal Quarter was more than 120% of the Conversion
          Price in effect on such 30th Trading Day;

               (2) at any time prior to the close of  business  on the  Business
          Day preceding the date fixed for redemption, if such Security has been called for redemption pursuant to Article 3 hereof;

               (3)  at  any  time   following  the  occurrence  and  during  the
          continuance of an Event of Default; or

               (4) as provided in Section (b) of this Section 10.01.

          The Company or a  designated  agent shall  determine  on a daily basis whether the  Securities  shall be convertible as a result of the occurrence of an event  specified in clause (1) above and, if the Securities  shall be so  convertible,  the  Company  shall  promptly  deliver to the Trustee and
     Conversion  Agent written notice  thereof.  Whenever the  Securities  shall become  convertible  pursuant  to Section  10.01,  the  Company  or, at the
     Company's  request,  the  Trustee  in the  name and at the  expense  of the
     Company,  shall promptly  notify the Holders of the event  triggering  such convertibility  in the manner  provided in Section  11.02,  and the Company shall also promptly  publicly  announce such information  through Dow Jones
     &  Company,  Inc.  or  Bloomberg  Business  News and  publish it on the
     Company's Web site. Any notice so given shall be  conclusively  presumed to have been duly given, whether or not the Holder receives such notice.

          (b) In addition, in the event that:

               (1)  the  Company  makes  a  distribution  described  in  Section
          10.03(d) or (e), the Fair Market Value (as  determined by the Board of
          Directors) of such  distribution per share of Common Stock exceeds 15%
          of the Sale  Price  of a share of  Common  Stock on the  Business  Day immediately  preceding the date of declaration  of such  distribution, then, in each case, the  Securities may be surrendered  for conversion at any time on and after the date that the Company gives notice to the
          Holders of such  right,  which shall be not less than 20 days prior to the Ex-Dividend Time for such  distribution,  until the earlier of the close of  business  on the  Business  Day  immediately  preceding  the
          Ex-Dividend  Time  or  the  date  the  Company   announces  that  such
          distribution will not take place.

               (2) the Company  consolidates with or merges into another Person,
          or  transfers,   sells,   leases  or  otherwise  disposes  of  all  or
          substantially  all of its  assets,  or is a party to a  binding  share exchange  pursuant  to which  the  shares  of  Common  Stock  would be converted  into cash,  securities  or other  property  as set forth in
          Section 10.04  hereof,  then the  Securities  may be  surrendered  for conversion  at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such  transaction  until  15 days  after  the  actual  date of such transaction,  and, at such  effective  time,  the right to convert the
          Securities into shares of Common Stock shall be changed,  as set forth in Section 10.04,  into a right to convert into the kind and amount of such  cash,  securities  or other  property  which the  Holder of such
          Securities  would  have  received  if such  Holder had  converted  the
          Securities immediately prior to such transaction.

               "Ex-Dividend  Time"  means,  with  respect  to  any  issuance  or distribution  on shares of Common  Stock,  the first date on which the shares of Common Stock trade regular way on the  principal  securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

               Section 10.02. Conversion Procedure; Conversion Price; Fractional
          Shares.

               (a) Each  Security  shall be  convertible  at the  office  of the
          Conversion Agent into fully paid and nonassessable  shares (calculated to the nearest 1/100th of a share) of Common Stock.  The rate at which shares  of  Common  Stock  shall be  delivered  upon  conversion  (the
          "Conversion  Rate") shall be initially  54.6747 shares of Common Stock for each $1,000  principal  amount of Securities.  The Conversion Rate shall be adjusted in certain  instances  as provided in Section  10.03 hereof, but shall not be adjusted for any accrued and unpaid Interest, or Liquidated  Damages,  if any. Upon conversion,  no payment shall be made by the Company with respect to any accrued and unpaid Interest or
          Liquidated  Damages if any. Instead,  such amount shall be deemed paid by the  shares  of  Common  Stock  delivered  upon  conversion  of any
          Security.  In  addition,  no  payment or  adjustment  shall be made in respect of dividends on the Common Stock on a converted Security.  The
          Company  shall not issue any  fraction  of a share of Common  Stock in connection  with any  conversion  of  Securities,  but instead  shall, subject to Section 10.03(h) hereof, make a cash payment (calculated to the nearest cent) equal to such fraction  multiplied by the Sale Price of the  Common  Stock on the  last  Trading  Day  prior to the date of conversion.  Notwithstanding  the foregoing,  a Security in respect of which a Holder has  delivered  a Purchase  Notice or Change of Control
          Purchase Notice exercising such Holder's option to require the Company to repurchase  such  Security may be converted  only if such notice of exercise is withdrawn in accordance with the Section 3.12 hereof.

               (b) Before any Holder of a Security  shall be entitled to convert the  same  into  Common  Stock,  such  Holder  shall,  in the  case of
          Securities  issued in global form,  comply with the  procedures of the
          Depositary  in effect at that  time,  and in the case of  Certificated
          Securities, surrender such Securities, duly endorsed to the Company or in  blank,  at the  office of the  Conversion  Agent,  and shall  give written notice to the Company in form on reverse of such  Certificated
          Security (a "Notice of  Conversion") at said office or place that such
          Holder  elects to convert the same and shall state in writing  therein the  principal  amount of  Securities  to be converted and the name or names (with  addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

               Before any such conversion,  a Holder also shall pay all taxes or duties, if any, as provided in Section 10.05.

               If more than one Security shall be surrendered  for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable  upon  conversion  shall be computed on the basis  of  the  aggregate  principal  amount  of  the  Securities  (or specified  portions  thereof  to  the  extent  permitted  thereby)  so surrendered.  Subject to the next  succeeding  sentence,  the  Company will,  as soon as  practicable  thereafter,  issue and deliver at said office or place to such  Holder  of a  Security,  or to such  Holder's nominee or  nominees,  certificates  for the number of full  shares of
          Common  Stock to which such Holder  shall be  entitled  as  aforesaid, together, subject to the last sentence of Section 10.02(a) above, with cash in lieu of any  fraction  of a share to which such  Holder  would otherwise  be entitled.  The Company  shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such  stock or the  security  register  are  duly  closed  for any purpose,  but  certificates for shares of Common Stock shall be issued and delivered as soon as  practicable  after the opening of such books or security register.

               (c) A Security  shall be deemed to have been  converted as of the close of business on the date of the surrender of such  Securities for conversion,  accompanied  by the  Notice of  Conversion,  as  provided above,  and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record  Holder  or  Holders  of such  Common  Stock as of the close of business on such date.

               (d) In  case  any  Security  shall  be  surrendered  for  partial
          conversion,   the  Company   shall   execute  and  the  Trustee  shall
          authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 10.05 hereof),  a new Security or Securities in authorized  denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

               (e) By  delivering  to the  Holder the number of shares of Common
          Stock  issuable  upon  conversion,  together  with cash in lieu of any fractional shares as provided in Section 10.02(b) hereof,  the Company will satisfy its  obligation  with respect to the  Security,  and upon such delivery accrued and unpaid Interest,  and Liquidated Damages, if any,  with respect to such  Security will be deemed to be paid in full rather than canceled, extinguished or forfeited.

               (f) If a Securityholder delivers a Notice of Conversion after the
          Interest  Record  Date for a  payment  of  Interest  but  prior to the corresponding  Interest Payment Date, such  Securityholder must pay to the Company, at the time such Securityholder surrenders Securities for
          Conversion,  an amount equal to the Interest and  Liquidated  Damages, that has  accrued  and will be paid on the  related  Interest  Payment
          Date. This Section 10.02(f) shall not apply to a  Securityholder  that converts  Securities  that are called by the  Company  for  redemption pursuant to Section  3.01 after an Interest  Record Date for a payment of Interest but prior to the corresponding Interest Payment Date.

               SECTION 10.03. Adjustment of Conversion Rate. The Conversion Rate
          shall be adjusted from time to time by the Company as follows:

               (a) In case the Company shall  hereafter pay a dividend or make a distribution to all holders of the outstanding  Common Stock in shares of Common Stock,  the  Conversion  Rate shall be increased so that the same shall equal the rate  determined by dividing the Conversion  Rate in effect at the opening of business  on the date  following  the date fixed for the  determination of stockholders  entitled to receive such dividend or other distribution by a fraction,

                    (i) the  numerator of which shall be the number of shares of the Common Stock outstanding at the close of business on the date fixed for such determination; and

                    (ii)  the  denominator  of  which  shall  be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

          such  increase to become  effective  immediately  after the opening of business on the day following  the date fixed for such  determination.
          For the purpose of this  paragraph (a), the number of shares of Common
          Stock at any time  outstanding  shall not  include  shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the
          Company. If any dividend or distribution of the type described in this
          Section  10.03(a) is declared but not so paid or made,  the Conversion
          Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

               (b) In case the Company shall issue rights  (excluding any Rights pursuant  to the Rights  Agreement)  or warrants to all holders of its outstanding  shares  of  Common  Stock  entitling  them  (for a period expiring  within  forty-five  (45)  days  after  the  date  fixed  for determination  of  stockholders  entitled  to receive  such  rights or warrants)  to  subscribe  for or purchase  shares of Common Stock at a price per share less than the Current  Market Price (as defined below)
          on the date  fixed  for  determination  of  stockholders  entitled  to receive such rights or warrants, the Conversion Rate shall be adjusted so that the same  shall  equal the rate  determined  by  dividing  the
          Conversion  Rate in  effect  immediately  prior to the date  fixed for determination  of  stockholders  entitled  to receive  such  rights or warrants by a fraction,

                    (i) the  numerator of which shall be the number of shares of
               Common  Stock  outstanding  at the close of  business on the date fixed for determination of stockholders  entitled to receive such rights or warrants  plus the number of shares that the  aggregate offering  price of the total  number of shares so  offered  would purchase at such Current Market Price, and

                    (ii) the  denominator of which shall be the number of shares of Common Stock  outstanding on the date fixed for  determination of stockholders  entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase.

               Such  adjustment  shall be  successively  made  whenever any such rights or warrants are issued, and shall become effective  immediately after the opening of business on the day  following the date fixed for determination  of  stockholders  entitled  to receive  such  rights or warrants.  To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants,  the Conversion  Rate shall be  readjusted  to the  Conversion  Rate that  would  then be in effect had the  adjustments  made upon the  issuance of such rights or warrants  been made on the  basis of  delivery  of only the  number of shares of Common  Stock  actually  delivered.  In the event  that such rights or warrants are not so issued,  the Conversion Rate shall again be adjusted to be the Conversion  Rate that would then be in effect if such date fixed for the  determination  of  stockholders  entitled  to receive  such rights or warrants  had not been fixed.  In  determining whether any rights or warrants entitle the holders to subscribe for or purchase  shares of Common  Stock at less  than  such  Current  Market
          Price, and in determining the aggregate  offering price of such shares of Common Stock,  there shall be taken into account any  consideration received by the  Company  for such  rights or warrants  and any amount
          payable  on  exercise  or  conversion  thereof,   the  value  of  such
          consideration,  if other than cash,  to be  determined by the Board of
          Directors.

               (c)  In  case  outstanding   shares  of  Common  Stock  shall  be
          subdivided  into a greater  number of  shares  of  Common  Stock,  the
          Conversion  Rate in  effect  at the  opening  of  business  on the day following the day upon which such subdivision  becomes effective shall be  proportionately  increased,  and conversely,  in case  outstanding shares of Common  Stock  shall be  combined  into a smaller  number of shares of Common Stock,  the Conversion  Rate in effect at the opening of business on the day following  the day upon which such  combination becomes effective shall be proportionately  reduced,  such increase or reduction,  as the case may be, to become effective  immediately after the opening of business on the day  following  the day upon which such subdivision or combination becomes effective.

               (d)  In  case  the  Company  shall,  by  dividend  or  otherwise, distribute  to all holders of its Common  Stock shares of any class of
          Capital  Stock of the  Company or  evidences  of its  indebtedness  or assets  (including  securities,  but  excluding any rights or warrants referred  to  in  Section  10.03(b)  and  excluding  any  dividend  or distribution  (x)  paid  exclusively  in  cash or (y)  referred  to in
          Section  10.03(a))  (any of the foregoing  hereinafter in this Section
          10.03(d)  called the  "Distributed  Assets"),  then, in each such case
          (unless  the Company  elects to reserve  such  Distributed  Assets for distribution  to the Holders upon the  conversion of the Securities so that any such holder  converting  Securities  will  receive  upon such conversion,  in addition  to the shares of Common  Stock to which such holder is  entitled,  the amount and kind of such  Distributed  Assets which such holder would have received if such holder had converted its
          Securities into Common Stock  immediately prior to the Record Date (as defined  in  Section  10.03(g)(iii))  for  such  distribution  of  the
          Distributed Assets), the Conversion Rate shall be adjusted so that the same shall be equal to the rate  determined by dividing the Conversion
          Rate in effect on the Record Date with respect to such distribution by a fraction,

                    (i) the numerator of which shall be the Current Market Price per share of the Common  Stock on such  Record Date less the fair market  value (as  determined  by the Board of  Directors,  whose determination shall be conclusive,  and described in a resolution of the Board of  Directors)  on the Record Date of the portion of the Distributed Assets so distributed  applicable to one share of
               Common Stock; and

                    (ii) the  denominator  of which shall be the Current  Market
               Price per share of the Common Stock,

          such adjustment to become effective  immediately  prior to the opening of business on the day following such Record Date; provided,  however, that in the event (1) the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater  than the Current  Market
          Price of the Common Stock on the Record Date or (2) the Current Market
          Price of Common  Stock on the Record Date exceeds the then fair market value (as so determined) of the portion of the  Distributed  Assets so distributed  applicable  to one  share of  Common  Stock by less  than
          $1.00, in lieu of the foregoing  adjustment,  adequate provision shall be made so that  each  Holder  shall  have the right to  receive  upon conversion  the amount of  Distributed  Assets such holder  would have received had such holder  converted  each Security on the Record Date.
          In the event  that such  dividend  or  distribution  is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion
          Rate that would then be in effect if such dividend or distribution had not been  declared.  If the  Board of  Directors  determines  the fair market value of any distribution for purposes of this Section 10.03(d)
          by  reference  to the  actual or when  issued  trading  market for any securities,  it must in doing so  consider  the prices in such  market over the same period used in computing the Current Market Price of the
          Common Stock.

               Rights or warrants  distributed  by the Company to all holders of
          Common Stock  (including any Rights pursuant to the Rights  Agreement)
          entitling the holders  thereof to subscribe for or purchase  shares of the  Company's  Capital  Stock  (either  initially  or  under  certain circumstances),  which rights or warrants,  until the  occurrence of a specified  event or events  ("Trigger  Event"):  (i) are  deemed to be
          transferred   with  such  shares  of  Common   Stock;   (ii)  are  not
          exercisable;  and (iii) are also issued in respect of future issuances of Common  Stock,  shall be deemed  not to have been  distributed  for purposes of this Section 10.03 (and no  adjustment  to the  Conversion
          Rate under this Section 10.03 will be required)  until the  occurrence of the  earliest  Trigger  Event,  whereupon  such rights and warrants shall be deemed to have been distributed and an appropriate adjustment
          (if any is required) to the  Conversion  Rate shall be made under this
          Section  10.03(d).  If any such right or warrant,  including  any such existing  rights  or  warrants  distributed  prior to the date of this
          Indenture,  are subject to events,  upon the  occurrence of which such
          rights  or  warrants   become   exercisable   to  purchase   different
          securities,  evidences of indebtedness or other assets,  then the date of the occurrence of any and each such event shall be deemed to be the date of  distribution  and record  date with  respect to new rights or warrants  with such rights (and a  termination  or  expiration  of the existing  rights or  warrants  without  exercise by any of the holders thereof).  In addition,  in the event of any  distribution  (or deemed distribution)  of rights or  warrants,  or any Trigger  Event or other event (of the type  described in the preceding  sentence) with respect thereto that was counted for purposes of  calculating  a  distribution amount  for which an  adjustment  to the  Conversion  Rate  under this
          Section 10.03 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased  without  exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such  distribution or
          Trigger  Event,  as  the  case  may  be,  as  though  it  were  a cash distribution,  equal to the per share  redemption or repurchase  price received by a holder or holders of Common  Stock with  respect to such rights or warrants  (assuming  such holder had retained such rights or warrants),  made to all holders of Common Stock as of the date of such redemption  or  repurchase,  and (2) in the  case of  such  rights  or warrants that shall have expired or been terminated  without  exercise by any holders thereof,  the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

               No  adjustment of the  Conversion  Rate shall be made pursuant to this Section 10.03(d) in respect of rights or warrants  distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually  distributed,  or reserved by the Company for distribution  to holders of Securities upon conversion by such holders of Securities to Common Stock.

               For purposes of this Section  10.03(d) and Sections  10.03(a) and
          (b), any dividend or  distribution  to which this Section  10.03(d) is applicable  that also includes  shares of Common  Stock,  or rights or warrants  to  subscribe  for or  purchase  shares of Common  Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than  such  shares of Common  Stock or  rights  or  warrants  (and any
          Conversion  Rate  adjustment  required by this Section  10.03(d)  with
          respect  to  such  dividend  or  distribution   shall  then  be  made)
          immediately  followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion
          Rate adjustment  required by Sections 10.03(a) and (b) with respect to such  dividend  or  distribution  shall then be made),  except (A) the
          Record Date of such dividend or  distribution  shall be substituted as
          "the date fixed for the  determination  of  stockholders  entitled  to receive such dividend or other distribution",  "the date fixed for the determination  of  stockholders  entitled  to receive  such  rights or warrants"  and "the date  fixed  for such  determination"  within  the meaning of  Sections  10.03(a)  and (b),  and (B) any shares of Common
          Stock  included in such dividend or  distribution  shall not be deemed
          "outstanding  at the  close of  business  on the date  fixed  for such determination" within the meaning of Section 10.03(a).

               (e)  In  case  the  Company  shall,  by  dividend  or  otherwise, distribute to all holders of its Common Stock cash (an  "Extraordinary
          Cash Dividend")  (excluding any dividend or distribution in connection with  the  liquidation,  dissolution  or  winding  up of the  Company, whether voluntary or involuntary),  which Extraordinary Cash Dividend, together  with  any  cash  and the  fair  market  value  of any  other consideration  payable in respect of any tender or exchange  offer for shares of Common  Stock by the Company or one of the  Subsidiaries  of
          the  Company  made  within  the  preceding  12  months  for  which  no adjustment has been made in the Conversion  Rate,  shall exceed 10% of the  arithmetic  average of the Sale Price of the Common  Stock during the ten Trading Days  immediately  prior to the date of declaration of the  Extraordinary  Cash Dividend,  then, in such case, the Conversion
          Rate  shall  be  adjusted  so that  the  same  shall  equal  the  rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such Record Date by a fraction,

                    (i) the numerator of which shall be the Current Market Price of the Common Stock on the Record Date less the amount of cash so distributed  (and not excluded as provided  above)  applicable to one share of Common Stock, and

                    (ii) the  denominator  of which shall be such Current Market
               Price of the Common Stock,

          such  adjustment to be effective  immediately  prior to the opening of business on the day following the Record Date; provided, however, that in the event the portion of the cash so distributed  applicable to one share of Common Stock is equal to or greater  than the Current  Market
          Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to  receive  upon  conversion  the  amount of cash such holder would have received had such holder  converted each Security on the Record Date.  In the event that such dividend or  distribution  is not so paid or made, the Conversion Rate shall again be adjusted to be the  Conversion  Rate that would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer or exchange offer (excluding,  for purposes of this Section  10.03(f),  cash  consideration  payable in respect of open market repurchases  executed pursuant to the open market repurchase program announced  by the  Company  on  January  7, 2003 or other  similar  plan or program  announced  by  the  Company)  made  by the  Company  or any of its
     Subsidiaries  for all or any  portion of the shares of Common  Stock  shall expire  and such  tender  offer or  exchange  offer  (as  amended  upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of shares tendered) of an aggregate  consideration having a
     Fair Market Value (as  determined  in good faith by the Board of Directors)
     that combined together with:

               (i) the aggregate amount of the cash, plus the fair market value, as of the  expiration of such tender offer or exchange  offer,  of any other  consideration  payable in respect of any other tender offers or exchange offers,  by the Company or any of its Subsidiaries for all or
          any  portion  of the  shares of Common  Stock  expiring  within the 12 months preceding the expiration of such tender offer or exchange offer and in  respect  of  which  no  adjustment  pursuant  to this  Section
          10.03(f) has been made; and

               (ii) the aggregate amount of any  distributions to all holders of shares of  Common  Stock  made  exclusively  in cash  within 12 months preceding the  expiration of such tender offer and in respect of which no adjustment  pursuant to Section  10.03(e) has been made  (excluding cash  consideration  payable in respect of any open market  repurchase program referred to in this Section 10.03(f));

     exceeds 10% of the product of the Sale Price of the Common  Stock as of the last time (the "Expiration  Time") tenders could have been made pursuant to such  tender  offer (as it may be  amended),  times the number of shares of
     Common Stock outstanding  (including any tendered shares) on the Expiration
     Time,  then,  and in each such case,  immediately  prior to the  opening of business on the day after the date of the  Expiration  Time, the Conversion
     Price shall be  adjusted so that the same shall equal the price  determined by multiplying  the  Conversion  Price in effect  immediately  prior to the close of business on the date of the Expiration Time by a fraction:

               (i) the  numerator  of  which  shall  be the sum of (x) the  fair market value (determined as aforesaid) of the aggregate  consideration payable to  stockholders  based on the  acceptance  (up to any maximum specified in the terms of the tender or exchange  offer) of all shares validly  tendered or exchanged and not withdrawn as of the  Expiration
          Time (the  shares  deemed so accepted  up to any such  maximum,  being referred  to as the  "Purchased  Shares")  and (y) the  product of the number  of  shares of Common  Stock  outstanding  (less any  Purchased
          Shares) at the Expiration Time and the last reported Sale Price of the
          Common  Stock  (determined  as provided in the  definition  of Current
          Market Price) on the Trading Day next succeeding the Expiration  Time,
          and

               (ii) the  denominator  of which  shall be the number of shares of
          Common Stock outstanding  (including any tendered or exchanged shares)
          at the Expiration  Time  multiplied by last reported Sale Price of the
          Common Stock  (determined as provided in the definition of the Current
          Market Price) on the Trading Day next succeeding the Expiration Time,

     such  reduction (if any) shall become  effective  immediately  prior to the opening of business on the day following the Expiration  Time. In the event that the  Company is  obligated  to  purchase  shares  pursuant to any such tender offer,  but the Company is  permanently  prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded,  the  Conversion  Price  shall  again  be  adjusted  to  be  the
     Conversion  Price which would then be in effect if such (or such portion of the) tender  offer had not been made.  If the  application  of this Section
     10.03(f) to any tender offer would result in an increase in the  Conversion
     Price, no adjustment shall be made for such tender offer under this Section
     10.03(f).

               (g) For purposes of this Section 10.03, the following terms shall have the meaning indicated:

                    (i)  "Current  Market  Price"  shall mean the average of the daily  Sale  Prices  per  share  of  Common  Stock  for  the  ten consecutive  Trading Days  selected by the Company  commencing no more than 30  Trading  Days  before and ending not later than the earlier of such date of determination and the day before the "ex"
               date with respect to the issuance,  distribution,  subdivision or combination  requiring such computation  immediately prior to the date in question.  For purpose of this  paragraph,  the term "ex"
               date, (1) when used with respect to any issuance or distribution, means the first date on which the Common  Stock  trades,  regular way,  on the  relevant  exchange or in the  relevant  market from which the Sale Price was  obtained  without  the right to receive such issuance or distribution,  and (2) when used with respect to any  subdivision or combination of shares of Common Stock,  means the first date on which the Common Stock trades,  regular way, on such  exchange  or in such  market  after the time at which  such subdivision or combination becomes effective.

          In  the  event  that  another  issuance,  distribution,   subdivision,
          combination or tender or exchange offer to which Section 10.03 applies occurs during the period  applicable for  calculating  "Current Market
          Price" pursuant to the definition in the preceding paragraph, "Current
          Market  Price"  shall  be  calculated  for  such  period  in a  manner determined  by the Board of  Directors  to reflect  the impact of such issuance, distribution, subdivision, combination or tender or exchange offer on the Sale Price of the Common Stock during such period.

                    (ii) "Fair Market Value",  or "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                    (iii)  "Record  Date"  shall  mean,   with  respect  to  any
               dividend, distribution or other transaction or event in which the holders  of  Common  Stock  have the right to  receive  any cash, securities  or other  property  or in which the Common  Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders  entitled to receive such cash, securities or other  property  (whether such date is fixed by the
               Board of Directors or by statute, contract or otherwise).

               (h) The Company may make such increases in the  Conversion  Rate, in addition to those required by Sections 10.03(a), (b), (c), (d), (e)
          or (f) as the Board of Directors considers to be advisable;  provided, however, that such increase in the Conversion Rate shall not adversely affect the interests of the Holders of  Securities  (after taking into account tax and other consequences of such increase).

          To the extent  permitted by  applicable  law, the Company from time to time may increase the Conversion  Rate by any amount for any period of time if the period is at least  twenty  (20)  days,  the  increase  is irrevocable  during the period and the Board of  Directors  shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive.  Whenever the
          Conversion Rate is increased pursuant to the preceding  sentence,  the
          Company shall mail to holders of record of the  Securities a notice of the  increase  at  least  fifteen  (15)  days  prior  to the  date the increased  Conversion  Rate takes effect,  and such notice shall state the increased  Conversion  Rate and the period during which it will be in effect.

          (i) No adjustment in the Conversion Rate shall be required unless such adjustment  would  require an  increase or decrease of at least one percent
     (1%) in such rate; provided,  however,  that any adjustments that by reason of this Section 10.03 are not required to be made shall be carried  forward and taken into account in any subsequent adjustment. All calculations under this  Article  10 shall  be made by the  Company  and  shall be made to the nearest cent or to the nearest  one-hundredth  of a share,  as the case may be, with one  half-cent and 0.005 of a share,  respectively,  being rounded upward.  No  adjustment  need be made for rights to purchase  Common  Stock pursuant to a Company plan for  reinvestment  of dividends or interest.  To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities.

          (j) Whenever the Conversion Rate is adjusted as herein  provided,  the
     Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such  adjustment  and setting  forth a brief  statement  of the facts requiring such  adjustment.  Unless and until a Responsible  Officer of the
     Trustee shall have received such Officers'  Certificate,  the Trustee shall not be deemed to have knowledge of any  adjustment of the  Conversion  Rate and may assume that the last  Conversion  Rate of which it has knowledge is still in effect.  Promptly after delivery of such certificate,  the Company shall prepare a notice of such  adjustment of the  Conversion  Rate setting forth the adjusted  Conversion  Rate and the date on which each  adjustment becomes  effective  and shall mail such  notice of such  adjustment  of the
     Conversion  Rate  to the  holder  of  each  Security  at his  last  address appearing  on the  Security  register  provided for in Section 2.03 of this
     Indenture,  within  twenty (20) days after  execution  thereof.  Failure to deliver  such notice  shall not affect the legality or validity of any such adjustment.

          (k) In  any  case  in  which  this  Section  10.03  provides  that  an adjustment  shall become effective  immediately  after (1) a record date or
     Record  Date for an  event,  (2) the date  fixed for the  determination  of stockholders  entitled  to receive a dividend or  distribution  pursuant to
     Section  10.03(a),  (3) a date fixed for the  determination of stockholders entitled to receive rights or warrants pursuant to Section 10.03(b), or (4)
     the  Expiration  Time for any tender  offer  pursuant to Section  10.03(f),
     (each a  "Determination  Date"),  the  Company may elect to defer until the occurrence of the relevant  Adjustment  Event (as hereinafter  defined) (x)
     issuing to the holder of any Security  converted  after such  Determination
     Date and before the  occurrence of such  Adjustment  Event,  the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment  required by such Adjustment  Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment  and (y) paying to such holder any amount in cash in lieu of any fraction  pursuant  to  Section  10.03(a).  For  purposes  of this  Section
     10.03(k), the term "Adjustment Event" shall mean:

               (i) in any case referred to in clause (1) hereof,  the occurrence of such event,

               (ii) in any case  referred to in clause (2) hereof,  the date any such dividend or distribution is paid or made,

               (iii) in any case  referred to in clause (3) hereof,  the date of expiration of such rights or warrants, and

               (iv) in any case  referred to in clause (4) or clause (5) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

          (l) For purposes of this Section 10.03, the number of shares of Common
     Stock at any time outstanding shall not include shares held in the treasury of the  Company  but shall  include  shares  issuable  in  respect of scrip certificates  issued in lieu of  fractions of shares of Common  Stock.  The
     Company  will not pay any  dividend or make any  distribution  on shares of
     Common Stock held in the treasury of the Company.

          SECTION 10.04. Effect of  Reclassification,  Consolidation,  Merger or
     Sale. If any of the following events occur, namely (i) any reclassification or  change  of  the  outstanding  shares  of  Common  Stock  (other  than a subdivision  or combination to which Section  10.03(c)  applies),  (ii) any consolidation,  merger,  statutory  share  exchange or  combination  of the
     Company  with another  Person as a result of which  holders of Common Stock shall be entitled to receive stock,  other  securities or other property or assets  (including  cash) with  respect to or in  exchange  for such Common
     Stock,  or (iii) any sale or conveyance of the properties and assets of the
     Company  substantially  as an entirety  to any other  Person as a result of which  holders of Common  Stock shall be entitled to receive  stock,  other securities or other property or assets  (including cash) with respect to or in exchange  for such Common  Stock,  then the Company or the  successor or purchasing  Person,  as the case may be,  shall  execute with the Trustee a supplemental  indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible  into the kind and amount of shares of stock,  other  securities or other property or assets  (including  cash)
     receivable  upon  such  reclassification,  change,  consolidation,  merger, statutory share exchange,  combination, sale or conveyance by a holder of a number  of  shares  of  Common  Stock  issuable  upon  conversion  of  such
     Securities (assuming,  for such purposes, a sufficient number of authorized shares of Common  Stock  are  available  to  convert  all such  Securities)
     immediately prior to such reclassification,  change, consolidation, merger, statutory share  exchange,  combination,  sale or conveyance  assuming such holder of Common Stock did not exercise his rights of election,  if any, as to the kind or amount of  stock,  other  securities  or other  property  or assets  (including  cash)  receivable upon such  reclassification,  change, consolidation,  merger,  statutory  share  exchange,  combination,  sale or conveyance (provided that, if the kind or amount of stock, other securities
     or  other  property  or  assets   (including  cash)  receivable  upon  such
     reclassification,  change, consolidation, merger, statutory share exchange, combination,  sale or  conveyance  is not the same for each share of Common
     Stock in  respect  of which  such  rights of  election  shall not have been exercised  ("nonelecting  share"),  then for the  purposes of this  Section
     10.04 the kind and amount of stock,  other  securities or other property or assets  (including  cash)  receivable upon such  reclassification,  change, consolidation,  merger,  statutory  share  exchange,  combination,  sale or conveyance  for each  nonelecting  share shall be deemed to be the kind and amount so receivable per share by a plurality of the  nonelecting  shares).
     Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments  provided for in this Article 10.

          The Company shall cause notice of the  execution of such  supplemental indenture  to be  mailed  to each  holder  of  Securities,  at its  address appearing  on the  Security  register  provided for in Section 2.03 of this
     Indenture,  within  twenty (20) days after  execution  thereof.  Failure to deliver  such  notice  shall not affect the  legality  or  validity of such supplemental indenture.

          The  above  provisions  of  this  Section  shall  similarly  apply  to successive reclassifications,  changes, consolidations,  mergers, statutory share exchanges, combinations, sales and conveyances.

          If this  Section  10.04  applies to any event or  occurrence,  Section
     10.03 shall not apply.

          SECTION 10.05. Taxes on Shares Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting
     Holder for any tax in respect of the issue thereof.  The Company shall not, however,  be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Securities  converted,  and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons  requesting  the issue thereof shall have paid to the
     Company  the  amount  of  such  tax  or  shall  have   established  to  the
     satisfaction of the Company that such tax has been paid.

          SECTION  10.06.  Reservation  of  Shares,  Shares  to Be  Fully  Paid;
     Compliance with Governmental Requirements; Listing of Common Stock.

          (a) The Company shall provide, free from preemptive rights, out of its authorized  but  unissued  shares or shares  held in  treasury,  sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

          (b)  Before   taking  any  action  which  would  cause  an  adjustment
     increasing the Conversion Rate to an amount that would cause the Conversion
     Price to be  reduced  below the then par  value,  if any,  of the shares of
     Common Stock issuable upon conversion of the  Securities,  the Company will take all  corporate  action  which may, in the opinion of its  counsel,  be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

          (c) (i) The Company  covenants  that all shares of Common  Stock which may be issued upon  conversion  of Securities or in payment of the Purchase
     Price or the Change of Control Purchase Price will upon issue be fully paid and  non-assessable  by the  Company  and free  from all  taxes,  liens and charges with respect to the issue thereof.

               (ii) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion  of Securities  hereunder or for payment of the  Purchase  Price or the Change of Control  Purchase
          Price  require  registration  with  or  approval  of any  governmental authority  under any  federal or state law before  such  shares may be validly issued upon conversion,  the Company will in good faith and as expeditiously  as possible,  to the extent then permitted by the rules and  interpretations of the Securities and Exchange Commission (or any
          successor thereto),  endeavor to secure such registration or approval, as the case may be.

               (iii) The  Company  further  covenants  that,  if at any time the
          Common  Stock  shall  be  listed  on the  NYSE or any  other  national securities  exchange or automated  quotation system, the Company will, if  permitted  by the rules of such  exchange or  automated  quotation system,  list and keep listed, so long as the Common Stock shall be so listed on such  exchange or  automated  quotation  system,  all Common
          Stock  issuable  upon  conversion of the Security or in payment of the
          Purchase  Price or the Change of  Control  Purchase  Price;  provided, however,  that, if the rules of such  exchange or automated  quotation system  permit the Company to defer the  listing of such Common  Stock until the first  conversion of the Securities into Common Stock or the first payment of the Purchase Price or the Change of Control  Purchase
          Price in  Common  Stock in  accordance  with  the  provisions  of this
          Indenture,  the Company  covenants to list such Common Stock  issuable upon  conversion of the Securities or in payment of the Purchase Price or the  Change  of  Control  Purchase  Price  in  accordance  with the requirements  of such exchange or automated  quotation  system at such time.

          SECTION 10.07.  Responsibility  of Trustee.  The Trustee and any other conversion agent shall not at any time be under any duty or  responsibility to any holder of Securities to determine the Conversion Rate or whether any facts exist which may require any  adjustment  of the  Conversion  Rate, or with respect to the nature or extent or calculation of any such  adjustment when made,  or with  respect to the  method  employed,  or herein or in any supplemental  indenture  provided to be employed,  in making the same.  The
     Trustee  and any  other  conversion  agent  shall not be  accountable  with respect to the  validity  or value (or the kind or amount) of any shares of
     Common Stock,  or of any  securities or property,  which may at any time be issued or delivered  upon the  conversion of any Security;  and the Trustee and any  other  conversion  agent  make  no  representations  with  respect thereto.  Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue,  transfer or deliver any shares of
     Common Stock or stock  certificates or other securities or property or cash upon the  surrender  of any Security  for the purpose of  conversion  or to comply with any of the duties, responsibilities or covenants of the Company contained  in this  Article 10.  Without  limiting  the  generality  of the foregoing,  neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions  contained in any supplemental  indenture entered into pursuant to Section 10.04 relating either to the kind or amount of shares of stock or  securities  or property
     (including  cash)  receivable  by  Holders  upon  the  conversion  of their
     Securities  after any event  referred  to in such  Section  10.04 or to any adjustment to be made with respect thereto,  but, subject to the provisions of Section 7.01,  may accept as conclusive  evidence of the  correctness of any such provisions,  and shall be protected in relying upon, the Officers'
     Certificate  (which the Company shall be obligated to file with the Trustee prior to the  execution of any such  supplemental  indenture)  with respect thereto.

          Section 10.08. Notice To Holders Prior To Certain Actions. In case:

          (a) the Company shall  declare a dividend (or any other  distribution)
     on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 10.03; or

          (b) the Company shall  authorize the granting to the holders of all or substantially  all of its Common  Stock of rights or warrants to  subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any  reclassification  or reorganization of the Common Stock of the Company (other than a subdivision  or  combination  of its  outstanding
     Common Stock,  or a change in par value, or from par value to no par value, or from no par  value to par  value),  or of any  consolidation,  merger or statutory  share  exchange  to which the  Company  is a party and for which approval of any stockholders of the Company is required,  or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d)  of the  voluntary  or  involuntary  dissolution,  liquidation  or winding up of the Company;

     the  Company  shall  cause to be filed with the Trustee and to be mailed to each Holder of Securities at his address appearing on the register provided for in Section 2.03 of this  Indenture,  as promptly as possible but in any event at least  ten (10)  days  prior to the  applicable  date  hereinafter specified,  a notice  stating (x) the date on which a record is to be taken for the purpose of such dividend,  distribution of rights or warrants,  or, if a record is not to be taken,  the date as of which the holders of Common
     Stock of record to be entitled to such dividend, distribution or rights are to  be  determined,  or  (y)  the  date  on  which  such  reclassification,
     consolidation,   merger,  or  statutory  share  exchange,  sale,  transfer, dissolution,  liquidation or winding up is expected to become  effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange  their Common Stock for  securities or other property  deliverable upon such  reclassification,  consolidation,
     merger,  or  statutory  share  exchange,   sale,   transfer,   dissolution,
     liquidation  or  winding  up.  Failure to give such  notice,  or any defect therein,  shall not affect  the  legality  or  validity  of such  dividend, distribution,  reclassification,  consolidation, merger, or statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

          SECTION  10.09.  Rights  Issued in Respect of Common Stock Issued upon
     Conversion.  The Company has entered  into a Rights  Agreement  dated as of
     June 14, 1994 between the Company and Wells Fargo Bank Minnesota, N.A., (as
     amended  from time to time,  the  "Rights  Agreement").  Under  the  Rights
     Agreement,  preference  share purchase rights (the "Rights") have been, and may in the future be,  issued in  respect of shares of Common  Stock.  Each share of Common Stock issued upon conversion of Securities pursuant to this
     Article 10 shall be entitled to receive the  appropriate  number of Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject  to the terms of the Rights  Agreement  as in effect at the time of such conversion.  If hereafter the Rights separate from the Common Stock in
     accordance  with  the  provisions  of  the  Rights   Agreement  so  that  a
     Securityholder  would  thereafter  not be entitled to receive any Rights in respect of the Common Stock issuable upon conversion of such Security,  the
     Conversion  Rate will be adjusted  as  provided in Section  10.03(d) on the separation date. In lieu of any such adjustment,  the Company may amend the
     Rights  Agreement  to provide  that upon  conversion  Securityholders  will receive, in addition to the Common Stock issuable upon such conversion, the
     Rights  which would have  attached  to such  shares of Common  Stock if the
     Rights  had not become  separated  from the Common  Stock  pursuant  to the provisions of the Rights Agreement.

          If the Company hereafter adopts any stockholder rights plan similar to the Rights  Agreement,  a Securityholder  shall be entitled to receive upon conversion  of its  Securities  in addition  to the shares of Common  Stock issuable upon  conversion the related rights for the Common Stock,  whether or not the rights under the future  stockholder  rights plan have separated from the Common Stock at the time of conversion,  but otherwise  subject to the generally applicable terms of such plan and no additional adjustment to the Conversion  Rate shall be made for the future  stockholder  rights plan under Section 10.03(d).

          Section 10.10. Unconditional Right Of Holders To Convert.

          Notwithstanding  any other provision in this Indenture,  the Holder of any Security shall have the right, which is absolute and unconditional,  to convert its  Security in  accordance  with this  Article 10 and to bring an action for the  enforcement  of any such right to convert,  and such rights shall not be impaired or affected without the consent of such Holder.

                                   Article 11
                                  MISCELLANEOUS

          Section 11.01. Trust Indenture Act Controls.  If any provision of this
     Indenture limits,  qualifies,  or conflicts with another provision which is required  to be  included  in  this  Indenture  by the  TIA,  the  required provision shall control.

          Section 11.02. Notices. Any request,  demand,  authorization,  notice, waiver,  consent or  communication  shall be in writing  and  delivered  in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company:
         Sierra Health Services, Inc.
         2724 North Tenaya Way
         Las Vegas, Nevada  89128
         Attn: General Counsel
         Facsimile No.: 702-242-1532

         if to the Trustee:

         Wells Fargo Bank Minnesota, N.A.
         Corporate Trust Services
         MAC N9303-110
         Sixth & Marquette
         Minneapolis, MN 55479
         Attn: Michael Slade
         Tel: 612-667-0266
         Fax: 612-667-2160/2134

          The Company or the Trustee by notice  given to the other in the manner
     provided  above  may  designate   additional  or  different  addresses  for
     subsequent notices or communications.

          Any notice or communication given to a Securityholder  shall be mailed to  the  Securityholder,  by  first-class  mail,  postage  prepaid,  at the
     Securityholder's  address as it appears  on the  registration  books of the
     Registrar  and shall be  sufficiently  given if so mailed  within  the time prescribed.

          Failure to mail a notice or communication  to a Securityholder  or any defect  in it shall  not  affect  its  sufficiency  with  respect  to other
     Securityholders.  If a notice or  communication  is  mailed  in the  manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall  mail a copy to the  Trustee  and each  Registrar,  Paying  Agent,
     Conversion Agent or co-registrar.

          Section   11.03.   Communication   By  Holders  With  Other   Holders.
     Securityholders  may communicate  pursuant to TIA Section 312(b) with other
     Securityholders  with respect to their  rights under this  Indenture or the
     Securities.  The Company, the Trustee, the Registrar, the Paying Agent, the
     Conversion  Agent and anyone else shall have the  protection of TIA Section
     312(c).

          Section  11.04.  Certificate  And Opinion As To Conditions  Precedent.
     Upon any request or  application  by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (1) an Officers'  Certificate stating that, in the opinion of the signers,  all  conditions  precedent,  if  any,  provided  for in this
          Indenture relating to the proposed action have been complied with; and

               (2) an Opinion of Counsel  stating  that,  in the opinion of such counsel, all such conditions precedent have been complied with.

          Section 11.05.  Statements  Required In  Certificate Or Opinion.  Each
     Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

               (1)  a  statement   that  each  person   making  such   Officers'
          Certificate or Opinion of Counsel has read such covenant or condition;

               (2)  a  brief  statement  as to  the  nature  and  scope  of  the examination  or  investigation  upon which the  statements or opinions contained  in such  Officers'  Certificate  or Opinion of Counsel  are based;

               (3) a statement that, in the opinion of each such person,  he has made such  examination or investigation as is necessary to enable such person to  express  an  informed  opinion  as to  whether  or not such covenant or condition has been complied with; and

               (4) a  statement  that,  in the  opinion  of  such  person,  such covenant or condition has been complied with.

          Section  11.06.  Separability  Clause.  In case any  provision in this
     Indenture or in the Securities shall be invalid,  illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.07.  Rules By Trustee,  Paying Agent,  Conversion Agent and
     Registrar. The Trustee may make reasonable rules for action by or a meeting of  Securityholders.  The Registrar,  the  Conversion  Agent and the Paying
     Agent may make reasonable rules for their functions.

          Section 11.08. Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date  (including a date for giving notice)
     is a Legal  Holiday,  the action shall be taken on the next  succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the  Securities,  no  interest  shall  accrue  with respect to such payment for the intervening period.

          Section 11.09. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND
     CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section  11.10.  No Recourse  Against  Others.  A  director,  officer, employee  or  stockholder,  as  such,  of the  Company  shall  not have any liability for any  obligations  of the Company under the Securities or this
     Indenture  or for any claim  based on, in  respect  of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          Section  11.11.  Successors.  All  agreements  of the  Company in this
     Indenture and the Securities  shall bind its  successor.  All agreements of the Trustee in this Indenture shall bind its successor.

          Section 11.12. Multiple Originals.  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together  represent the same  agreement.  One signed copy is enough to prove this Indenture.

          IN WITNESS  WHEREOF,  the  undersigned,  being duly  authorized,  have executed this  Indenture on behalf of the  respective  parties hereto as of the date first above written.

                                                    SIERRA HEALTH SERVICES, INC.

                                                    By:
                                                       -------------------------
                                                      Name:
                                                      Title:

                                                    WELLS FARGO BANK MINNESOTA,
                                                    N.A., As Trustee

                                                    By:
                                                       -------------------------
                                                      Name:
                                                      Title:

                                                                       EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

          UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION
     OF TRANSFER,  EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED
     IN THE NAME OF CEDE &  CO. OR IN SUCH OTHER NAME AS IS  REQUESTED BY AN
     AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT
     HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
     AN  AUTHORIZED   REPRESENTATIVE  OF  THE  DEPOSITORY  TRUST  COMPANY),  ANY
     TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY
     PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
     AN INTEREST HEREIN.

          TRANSFERS  OF THIS GLOBAL  SECURITY  SHALL BE LIMITED TO  TRANSFERS TO
     NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH
     SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL
     BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE  RESTRICTIONS SET FORTH
     IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          THIS  SECURITY HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF
     1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR THE  SECURITIES  LAWS OF ANY
     STATE OR OTHER  JURISDICTION.  NEITHER  THIS  SECURITY  NOR ANY INTEREST OR
     PARTICIPATION  HEREIN  MAY  BE  REOFFERED,  SOLD,  ASSIGNED,   TRANSFERRED,
     PLEDGED,  ENCUMBERED  OR  OTHERWISE  DISPOSED  OF IN THE  ABSENCE  OF  SUCH
     REGISTRATION OR UNLESS SUCH  TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
     SUCH REGISTRATION.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE
     SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION  FROM THE PROVISIONS OF
     SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THIS SECURITY,  BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS
     THAT IT IS A "QUALIFIED  INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER
     THE  SECURITIES  ACT OF 1933, (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF
     ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, FOR THE BENEFIT
     OF SIERRA HEALTH  SERVICES,  INC. (THE  "ISSUER") THAT THIS SECURITY MAY BE
     OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED,  ONLY (A) TO THE ISSUER,
     (B) PURSUANT TO A REGISTRATION  STATEMENT THAT HAS BEEN DECLARED  EFFECTIVE
     UNDER THE  SECURITIES  ACT, (C) FOR SO LONG AS THE  SECURITIES ARE ELIGIBLE
     FOR RESALE  PURSUANT TO RULE 144A UNDER THE SECURITIES  ACT, TO A PERSON IT
     REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE
     144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE
     ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE
     TRANSFER  IS BEING MADE IN  RELIANCE  ON RULE 144A,  OR (D)  PURSUANT TO AN
     EXEMPTION FROM  REGISTRATION  PROVIDED BY RULE 144 UNDER THE SECURITIES ACT
     OF 1933 (IF  AVAILABLE),  AND IN THE CASE OF (A) THROUGH (D) IN  ACCORDANCE
     WITH ANY  APPLICABLE  SECURITIES  LAWS OF ANY STATE OF THE UNITED STATES OR
     ANY OTHER APPLICABLE JURISDICTION. EACH HOLDER WILL NOTIFY ANY PURCHASER OF
     THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERENCED ABOVE.

          The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                          SIERRA HEALTH SERVICES, INC.

                  2.25% Senior Convertible Debentures Due 2023

REGISTERED
CUSIP: 826322AA7
ISSUE DATE: March 3, 2003           Principal Amount:  $100,000,000
No. R-1

     SIERRA HEALTH SERVICES, INC., a Nevada corporation, promises to pay to Cede
& Co. or registered  assigns,  the principal  amount of One Hundred  Million dollars ($100,000,000), on March 15, 2023.

     Interest Rate: 2.25% per year.

     Interest Payment Dates: March 15 and September 15 of each year,  commencing
September 15, 2003.

     Interest Record Date: March 1 and September 15 of each year.

     Reference  is hereby made to the further  provisions  of this  Security set forth on the reverse side of this Security,  which further  provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS  WHEREOF,  the  Company has caused  this  instrument  to be duly executed under its corporate seal.

Dated: ______________                              SIERRA HEALTH SERVICES, INC.

                                                   By:__________________________
                                                   Name:
                                                   Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

----------------------------,
(                           )
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.

By__________________________________
Authorized Signatory

Dated: ________________

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                  2.25% Senior Convertible Debentures Due 2023

     This Security is one of a duly authorized issue of 2.25% Senior Convertible
Debentures Due 2023 (the "Securities") of Sierra Health Services, Inc., a Nevada
corporation (including any successor corporation under the Indenture hereinafter referred to, the  "Company"),  issued under an  Indenture,  dated as of March 3,
2003 (the  "Indenture"),  between the  Company  and Wells Fargo Bank  Minnesota,
N.A., as trustee (the "Trustee"). The terms of the Security include those stated
in the  Indenture,  those made part of the  Indenture  by reference to the Trust
Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security.
This  Security  is subject to all such terms,  and  Holders are  referred to the
Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any  inconsistency  between the terms of this
Security  and the  terms of the  Indenture,  the  terms of the  Indenture  shall control.  Capitalized  terms  used but not  defined  herein  have  the  meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Interest.

     The  Securities  shall bear interest on the principal  amount  thereof at a rate of 2.25% per year.  The Company  shall also pay  Liquidated  Damages as set forth in the Registration Rights Agreement.

     Interest will be payable  semi-annually  on each  Interest  Payment Date to
Holders at the close of business on the preceding Interest Record Date. Interest will be  computed  on the basis of a  360-day  year  comprised  of twelve 30 day months.

     The Company will pay Interest to a person other than the  Securityholder of record  on the  Interest  Record  Date  if  the  Company  elects  to  redeem  or
Securityholders elect to require the Company to repurchase,  the Securities on a date that is after a Interest  Record Date but on or prior to the  corresponding
Interest Payment Date. In that instance, the Company will pay accrued and unpaid
Interest on the Securities being redeemed to, but not including,  the Redemption
Date or the  Repurchase  Date, as the case may be, to the same person to whom it will pay the principal of those Securities.

     If  the  principal  amount  of any  Security,  or any  accrued  and  unpaid
Interest,  or  Liquidated  Damages,  if any, are not paid when due (whether upon acceleration  pursuant to Section 6.02 of the  Indenture,  upon the date set for payment of the Redemption Price pursuant to Section 5 hereof,  upon the date set for payment of the Purchase  Price or Change in Control  Purchase Price pursuant to  Section 6 hereof,  upon the  Stated  Maturity  of the  Securities,  upon the
Interest  Payment Dates or upon the Liquidated  Damages Payment Dates as defined in the Registration Rights Agreement), then in each such case the overdue amount shall, to the extent  permitted by law, bear cash interest at the rate of 2% per annum, compounded  semiannually,  which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount,  including interest thereon, has been made or duly provided for. All such interest shall be payable in cash on demand but if not so demanded  shall be paid quarterly to the
Holders on the last day of each quarter.

2.   Method of Payment.

     Except as  provided  below,  the Company  shall pay  Interest on (i) Global
Securities,  to  DTC in  immediately  available  funds,  (ii)  any  Certificated
Security  having an aggregate  principal  amount of $5,000,000 or less, by check mailed to the Holder of such Security and (iii) any Certificated Security having an  aggregate  principal  amount of more than  $5,000,000,  by wire  transfer in immediately available funds at the election of the Holder of any such Security.

     At  Stated  Maturity,   the  Company  will  pay  Interest  on  Certificated
Securities at the Company's office or agency in New York City.

     Subject to the terms and conditions of the Indenture, the Company will make payments in cash, shares of Common Stock or a combination  thereof,  as the case may be, in respect of  Redemption  Prices,  Purchase  Prices,  Change of Control
Purchase Prices and at Stated Maturity to Holders who surrender  Securities to a
Paying Agent to collect such payments in respect of the Securities.  The Company will pay cash amounts in money of the United  States that at the time of payment is legal tender for payment of public and private  debts.  However,  the Company may make such cash payments by check payable in such money.

3.   [Reserved]

4.   Indenture.

     The Securities are general unsecured  obligations of the Company limited to
$100,000,000  aggregate principal amount (up to $115,000,000 aggregate principal amount if the initial  purchaser's option set forth in the Purchase Agreement is exercised  in full).  The  Indenture  does not limit other  indebtedness  of the
Company, secured or unsecured.

5.   Redemption at the Option of the Company.

     No  sinking  fund  is  provided  for the  Securities.  The  Securities  are redeemable  for cash at the option of the Company,  in whole or in part,  at any time or from time to time on, or after  March 20, 2008 upon not less than 30 nor more than 60 days' notice by mail for a redemption  price equal to the principal amount of those  Securities  plus  accrued and unpaid  Interest  and  Liquidated
Damages,  if any, on those  Securities up to (but excluding) the Redemption Date
(the "Redemption Price").

     In no event will any Security be redeemable before March 20, 2008.

6.   Purchase By the Company at the Option of the Holder.

     Subject to the terms and  conditions  of the  Indenture,  the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities  held by such Holder on March 15, 2008,  March 15, 2013 and March
15,  2018 in  integral  multiples  of $1,000 at a  Purchase  Price  equal to the principal  amount of those  Securities  plus  accrued  and unpaid  Interest  and
Liquidated  Damages,  if any,  on those  Securities  up to (but  excluding)  the
Purchase  Date.  To exercise  such right,  a Holder shall  deliver to the Paying
Agent a Purchase  Notice  containing the information set forth in the Indenture, at any time from the opening of  business  on the date that is 20 Business  Days prior to such  Purchase  Date until the close of business on the third  Business
Day prior to such Purchase  Date, and shall deliver the Securities to the Paying
Agent as set forth in the Indenture.

     The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Applicable  Stock,  or in any combination thereof, subject to the terms and conditions of the Indenture.

     At the option of the Holder and subject to the terms and  conditions of the
Indenture,  the  Company  shall  become  obligated  to  offer  to  purchase  the
Securities  held by such Holder  within 30 days (which  purchase  shall occur 30 days after the date of such offer) after the  occurrence  of a Change of Control of the Company  for a Change of Control  Purchase  Price equal to the  principal amount of those  Securities  plus accrued and unpaid  Interest,  and  Liquidated
Damages, if any, on those Securities up to (but excluding) the Change of Control
Purchase Date.  The Change of Control  Purchase Price may be paid, at the option of the Company,  in cash or by the issuance and delivery of shares of Applicable
Stock, or in any combination thereof, subject to the terms and conditions of the
Indenture.

     Holders have the right to withdraw any Purchase Notice or Change of Control
Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If  cash  (and/or  Applicable  Stock  if  permitted  under  the  Indenture)
sufficient to pay the Purchase Price or Change of Control Purchase Price, as the
case may be, of all  Securities  or portions  thereof to be  purchased as of the
Purchase  Date or the Change of Control  Purchase  Date,  as the case may be, is deposited with the Paying Agent, on the Business Day following the Purchase Date or the Change of Control Purchase Date,  Interest,  and Liquidated  Damages,  if
any, will cease to accrue on such Securities (or portions  thereof)  immediately after such  Purchase  Date or Change of Control  Purchase  Date,  and the Holder
thereof  shall have no other  rights as such other than the right to receive the
Purchase  Price or Change of  Control  Purchase  Price  upon  surrender  of such
Security.

7.   Notice of Redemption.

     Notice of redemption  pursuant to Section 5 of this Security will be mailed at least 30 days but not more than 60 days  before the  Redemption  Date to each
Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption  Price of all Securities (or portions  thereof)
to be redeemed on the  Redemption  Date is deposited with the Paying Agent prior to or on the  Redemption  Date,  immediately on and after such  Redemption  Date
Interest,  and  Liquidated  Damages,  if  any,  will  cease  to  accrue  on such
Securities or portions thereof.  Securities in denominations  larger than $1,000 principal  amount may be  redeemed  in part but only in  integral  multiples  of
$1,000 of principal amount.

8.   Conversion.

     Subject  to  and  in  compliance  with  the  provisions  of  the  Indenture
(including,  without  limitation,  the conditions to conversion of this Security set forth in Section  10.01  thereof),  a Holder is entitled,  at such  Holder's option, to convert the Holder's Security (or any portion of the principal amount thereof  that is $1,000 or an  integral  multiple  $1,000),  into fully paid and nonassessable  shares of Common Stock at the  Conversion  Price in effect at the time of conversion.

     The  Company  will  notify  Holders  of any event  triggering  the right to convert the Securities as specified above in accordance with the Indenture.

     A Security in respect of which a Holder has delivered a Purchase  Notice or
Change of Control Purchase Notice,  as the case may be, exercising the option of such Holder to require the Company to purchase  such  Security  may be converted only if such Purchase Notice or Change of Control Purchase  Notice,  as the case may be, is withdrawn in accordance with the terms of the Indenture.

     The initial  Conversion  Rate is 54.6747  shares of Common Stock per $1,000 principal  amount,  subject to  adjustment  in certain  events  described in the
Indenture.  The Conversion Rate shall not be adjusted for any accrued and unpaid
Interest,  or Liquidated Damages.  Upon conversion,  no payment shall be made by the Company with respect to accrued and unpaid  Interest or Liquidated  Damages, if any. Instead,  such amount shall be deemed paid by the shares of Common Stock delivered upon conversion of any Security. In addition, no payment or adjustment shall be made in respect of dividends on the Common  Stock,  except as set forth in the Indenture.

     To  surrender a Security  for  conversion,  a Holder must (1)  complete and manually sign the Notice of Conversion attached hereto (or complete and manually sign a  facsimile  of such  notice) and  deliver  such notice to the  Conversion
Agent,  (2)  surrender  the  Security  to  the  Conversion  Agent,  (3)  furnish appropriate  endorsements  and  transfer  documents  and (4) pay any transfer or similar tax, if required.

     No fractional shares of Common Stock shall be issued upon conversion of any
Security.  Instead of any fractional  share of Common Stock that would otherwise be  issued  upon  conversion  of such  Security,  the  Company  shall pay a cash adjustment as provided in the Indenture.

     If the Company (i) is a party to a consolidation,  merger,  statutory share exchange or combination,  (ii)  reclassifies the Common Stock, or (iii) conveys, transfers or leases its  properties and assets  substantially  as an entirety to any Person,  the right to convert a Security  into shares of Common Stock may be changed into a right to convert it into securities,  cash or other assets of the
Company or such other Person, in each case in accordance with the Indenture.

9.   Conversion Arrangement on Call for Redemption.

     Any Securities  called for  redemption,  unless  surrendered for conversion before the close of business on the Business Day prior to the  Redemption  Date, may be deemed to be purchased  from the Holders of such  Securities at an amount not less than the Redemption  Price, by one or more investment  bankers or other purchasers who may agree with the Company to purchase such  Securities  from the
Holders,  to convert  them into shares of Common  Stock and to make  payment for such Securities to the Trustee in trust for such Holders.

10.   Paying Agent, Conversion Agent, Registrar and Calculation Agent.

     Initially,  the  Trustee  will  act  as  Paying  Agent,  Conversion  Agent,
Registrar and Calculation  Agent.  The Company may appoint and change any Paying
Agent,  Conversion Agent,  Registrar or Calculation Agent without notice,  other than notice to the Trustee; provided that the Company will maintain at least one
Paying Agent in the State of New York,  City of New York,  Borough of Manhattan,
which shall initially be an office or agency of the Trustee.  The Company or any of  its  Subsidiaries  or any of  their  Affiliates  may  act as  Paying  Agent,
Conversion Agent, Registrar or Calculation Agent.

11.   Denominations; Transfer; Exchange.

     The  Securities  are  in  fully  registered  form,   without  coupons,   in
denominations of $1,000 of principal amount and integral  multiples of $1,000. A
Holder may transfer or exchange Securities in accordance with the Indenture. The
Registrar  may require a Holder,  among  other  things,  to furnish  appropriate endorsements  and transfer  documents  and to pay any taxes and fees required by law or permitted by the  Indenture.  The Registrar need not transfer or exchange any Securities  selected for redemption (except, in the case of a Security to be redeemed  in part,  the  portion  of the  Security  not to be  redeemed)  or any
Securities in respect of which a Purchase  Notice or Change of Control  Purchase
Notice has been given and not withdrawn (except, in the case of a Security to be purchased  in part,  the portion of the  Security  not to be  purchased)  or any
Securities  for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

12.   Persons Deemed Owners.

     The registered  Holder of this Security may be treated as the owner of this
Security for all purposes.

13.   Unclaimed Money or Securities.

     The Trustee and the Paying  Agent shall  return to the Company upon written request any money or securities  held by them for the payment of any amount with respect to the  Securities  that  remains  unclaimed  for two years,  subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or  securities  must look to the  Company  for  payment  as general creditors unless an applicable abandoned property law designates another person.

14.  Amendment; Waiver.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities  may be amended with the written  consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and
(ii) certain  Events of Defaults  may be waived with the written  consent of the
Holders  of  a  majority  in  aggregate  principal  amount  of  the  outstanding
Securities.  Subject to certain  exceptions set forth in the Indenture,  without the  consent of any  Securityholder,  the  Company and the Trustee may amend the
Indenture or the  Securities  (i) to add to the covenants of the Company for the benefit  of the  Holders of  Securities,  (ii) to  surrender  any right or power conferred  upon the Company in the  Indenture,  (iii) to provide for  conversion rights  of  Holders  of  Securities  if any  reclassification  or  change of the
Company's  Common Stock or any  consolidation,  merger or sale of the  Company's assets  substantially as an entirety occurs,  (iv) to provide for the assumption of the  Company's  obligations  to the  Holders of  Securities  in the case of a merger,  consolidation,  conveyance,  transfer or lease pursuant to Article 5 of the Indenture, (v) to increase the Conversion Rate; provided, however, that such increase in the Conversion  Rate shall not adversely  affect the interest of the
Holders of Securities  (after taking into account tax and other  consequences of such  increase),  (vi) to comply  with the  requirements  of the SEC in order to effect or maintain the  qualification  of the Indenture  under the TIA, (vii) to make any changes or modifications  necessary in connection with the registration of the Securities  under the Securities Act as contemplated in the  Registration
Rights Agreement;  provided,  however,  that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the  Holders  of  Securities  in any  material  respect,  (viii)  to cure any ambiguity,  to correct or supplement any provision in the Indenture which may be inconsistent with any other provision  therein or which is otherwise  defective, or to make any other  provisions  with respect to matters or  questions  arising under the Indenture  which the Company may deem necessary or desirable and which shall  not be  inconsistent  with the  provisions  of the  Indenture;  provided, however,  that such  action  pursuant to this clause does not, in the good faith opinion  of the Board of  Directors  of the  Company  (as  evidenced  by a Board
Resolution)  and the Trustee,  adversely  affect the interests of the Holders of
Securities  in any  material  respect,  and  (ix)  to add or  modify  any  other provisions  in the  Indenture  with  respect  to matters  or  questions  arising hereunder  which the Company and the Trustee may deem necessary or desirable and which will not  adversely  affect the  interests of the Holders of Securities in any material respect.

15.  Defaults and Remedies.

     If any Event of Default  with  respect  to  Securities  shall  occur and be continuing,  the principal  amount of the  Securities and any accrued and unpaid
Interest,  and  accrued  and  unpaid  Liquidated  Damages,  if  any,  on all the
Securities  may be  declared  due and  payable in the manner and with the effect provided in the Indenture.

16.  Trustee Dealings with the Company.

     Subject to certain  limitations  imposed by the TIA, the Trustee  under the
Indenture,  in its  individual  or any other  capacity,  may become the owner or pledgee of Securities and may otherwise deal with and collect  obligations  owed to it by the Company or its  Affiliates  and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  Calculations in Respect of Securities.

     The Company or its agents will be responsible  for making all  calculations called for under the Securities including,  but not limited to, determination of the market prices for the  Securities and of the Common Stock and the amounts of
Liquidated Damages, if any, accrued on the Securities.  Any calculations made in good faith and  without  manifest  error will be final and binding on Holders of the  Securities.  The  Company or its agents  will be required to deliver to the
Trustee a schedule  of its  calculations  and the  Trustee  will be  entitled to conclusively  rely upon the accuracy of such  calculations  without  independent verification.

19.  No Recourse Against Others.

     A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any  obligations  of the Company under the Securities or the  Indenture  or for any claim based on, in respect of or by reason of such obligations  or their  creation.  By accepting a Security,  each  Securityholder waives and releases all such  liability.  The waiver and release are part of the consideration for the issue of the Securities.

20.  Authentication.

     This  Security  shall  not be valid  until an  authorize  signatory  of the
Trustee manually signs the Trustee's  Certificate of Authentication on the other side of this Security.

21.  Abbreviations.

     Customary  abbreviations  may be used in the name of a Securityholder or an assignee,  such as TEN COM  (=tenants  in  common),  TEN  ENT  (=tenants  by the entireties),  JT TEN  (=joint  tenants  with  right of  survivorship  and not as tenants in common),  CUST  (=custodian),  and U/G/M/A  (=Uniform  Gift to Minors
Act).

22.  GOVERNING LAW.

     THE LAWS OF THE  STATE OF NEW YORK  SHALL  GOVERN  THE  INDENTURE  AND THIS
SECURITY.

23.  Copy of Indenture.

     The Company will  furnish to any  Securityholder  upon written  request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

         SIERRA HEALTH SERVICES, INC.
         2724 North Tenaya Way
         Las Vegas, Nevada  89128
         Attn: Investor Relations
         Facsimile No.: (702) 242-7960

24.  Registration Rights.

     The Holders of the  Securities  are  entitled  to the  benefits of a Resale
Registration  Rights Agreement,  dated as of March 3, 2003,  between the Company and Banc of America  Securities  LLC, as  representative  of the several initial purchasers,  including  the receipt of  Liquidated  Damages upon a  Registration
Default  (as defined in such  agreement).  The  Company  shall make  payments of
Liquidated  Damages on the Liquidated  Damages  Payment Dates (as defined in the
Registration Rights Agreement),  but otherwise in accordance with the provisions set forth herein for the payment of Interest.

------------------------------------------------ ------ ---------------------------------------------
ASSIGNMENT FORM                                         CONVERSION NOTICE
------------------------------------------------ ------ ---------------------------------------------
------------------------------------------------ ------ ---------------------------------------------
To assign this Security, fill in the form               To convert this Security into Common Stock
below:                                                  of the Company, check the box [   ]

------------------------------------------------ ------ ---------------------------------------------
------------------------------------------------ ------ ---------------------------------------------

I or we assign and transfer this Security to            To convert only part of this Security,
__________________________________________________      state the principal amount to be converted
(Insert assignee's soc. sec. or tax ID no.)             (which must be $1,000 or an integral
_____________________________                           multiple of $1,000):
-----------------------------
_____________________________                           If you want the stock certificate made out
(Print or type assignee's name, address and             in another person's name fill in the form
zip code)                                               below:
                                                        ----------------------------------------------------------
and irrevocably appoint                                 (Insert the other person's soc. sec. tax ID
                                                        no.)
____________________ agent to transfer this             ________________________________________________________________________________________________________________________________________________
Security on the books of the Company.  The              (Print or type other person's name, address
agent may substitute another to act for him.            and zip code)
------------------------------------------------ ------ ---------------------------------------------

Date:  __________ Your Signature:  _________________________________

--------------------------------------------------------------

     (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

--------------------------------

Participant in a Recognized Signature

Guarantee Medallion Program

By:_____________________________
         Authorized Signatory

                                                  SCHEDULE OF INCREASES AND DECREASES
                                                          OF GLOBAL SECURITY

Initial Principal Amount of Global Security: One Hundred Million dollars ($100,000,000).

--------------------- ------------------- ------------------- ------------------- -------------------
Date                  Amount of           Amount of           Principal Amount    Notation by
                                                              of Global
                      Increase in         Decrease in         Security After
                      Principal Amount    Principal Amount    Increase or         Registrar or
                      of Global Security  of Global Security  Decrease            Security Custodian
--------------------- ------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- ------------------- -------------------

--------------------- ------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- ------------------- -------------------

--------------------- ------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- ------------------- -------------------

--------------------- ------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- ------------------- -------------------

                                                                                                                              EXHIBIT B

                     [FORM OF FACE OF CERTIFICATED SECURITY]

     THIS SECURITY HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE  "SECURITIES  ACT"),  OR THE SECURITIES  LAWS OF ANY STATE OR OTHER
JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY
BE REOFFERED,  SOLD,  ASSIGNED,  TRANSFERRED,  PLEDGED,  ENCUMBERED OR OTHERWISE
DISPOSED OF IN THE ABSENCE OF SUCH  REGISTRATION  OR UNLESS SUCH  TRANSACTION IS
EXEMPT FROM, OR NOT SUBJECT TO, SUCH  REGISTRATION.  EACH PURCHASER OF THIS NOTE
IS HEREBY  NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION
FROM THE  PROVISIONS  OF SECTION 5 OF THE  SECURITIES  ACT PROVIDED BY RULE 144A
THEREUNDER.

     THE HOLDER OF THIS SECURITY,  BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT
IT IS A  "QUALIFIED  INSTITUTIONAL  BUYER" AS  DEFINED  IN RULE  144A  UNDER THE
SECURITIES  ACT OF 1933,  (2)  AGREES  ON ITS OWN  BEHALF  AND ON  BEHALF OF ANY
INVESTOR  ACCOUNT  FOR WHICH IT HAS  PURCHASED  SECURITIES,  FOR THE  BENEFIT OF
SIERRA HEALTH  SERVICES,  INC. (THE "ISSUER") THAT THIS SECURITY MAY BE OFFERED,
RESOLD, PLEDGED OR OTHERWISE  TRANSFERRED,  ONLY (A) TO THE ISSUER, (B) PURSUANT
TO  A  REGISTRATION  STATEMENT  THAT  HAS  BEEN  DECLARED  EFFECTIVE  UNDER  THE
SECURITIES  ACT,  (C) FOR SO LONG AS THE  SECURITIES  ARE  ELIGIBLE  FOR  RESALE
PURSUANT  TO RULE  144A  UNDER THE  SECURITIES  ACT,  TO A PERSON IT  REASONABLY
BELIEVES IS A "QUALIFIED  INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE
SECURITIES  ACT THAT  PURCHASES  FOR ITS OWN  ACCOUNT  OR FOR THE  ACCOUNT  OF A
QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING
MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION
PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), AND IN THE
CASE OF (A) THROUGH (D) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY
STATE OF THE UNITED  STATES OR ANY OTHER  APPLICABLE  JURISDICTION.  EACH HOLDER
WILL NOTIFY ANY PURCHASER OF THIS  SECURITY  FROM IT OF THE RESALE  RESTRICTIONS
REFERENCED ABOVE.

     The foregoing  legend may be removed from this Security on  satisfaction of the conditions specified in the Indenture.

                          SIERRA HEALTH SERVICES, INC.

                  2.25% Senior Convertible Debentures Due 2023

REGISTERED
CUSIP: 826322AA7
ISSUE DATE: March 3, 2003           Principal Amount:  $___________
 No. R-

     SIERRA HEALTH SERVICES, INC., a Nevada corporation, promises to pay to Cede
&  Co. or registered  assigns,  the principal  amount of  __________________
dollars ($__________), on ____________, 2023.

     Interest Rate: 2.25% per year.

     Interest Payment Dates: March 15 and September 15 of each year,  commencing
September 15, 2003.

     Interest Record Date: March 1 and September 1 of each year.

     Reference  is hereby made to the further  provisions  of this  Security set forth on the reverse side of this Security,  which further  provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS  WHEREOF,  the  Company has caused  this  instrument  to be duly executed under its corporate seal.

Dated:  _____________, 2003                         SIERRA HEALTH SERVICES, INC.

                                                    By:  _______________________
                                                    Title: _____________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

----------------------------,
Wells Fargo Bank Minnesota, N.A.,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.

By__________________________________
         Authorized Signatory

Dated:  _____________, 2003

      [FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                          SIERRA HEALTH SERVICES, INC.

                  2.25% Senior Convertible Debentures Due 2023

                              Transfer Certificate

     In connection with any transfer of any of the Securities  within the period prior to the  expiration of the holding  period  applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the  "Securities
Act") (or any successor  provision),  the undersigned  registered  owner of this
Security hereby certifies with respect to $____________  principal amount of the above-captioned  Securities  presented  or  surrendered  on the date hereof (the
"Surrendered  Securities")  for  registration  of  transfer,  or for exchange or conversion where the securities issuable upon such exchange or conversion are to be  registered  in a name other than that of the  undersigned  registered  owner
(each such transaction being a "transfer"), that such transfer complies with the restrictive  legend set forth on the face of the Surrendered  Securities for the reason checked below:

     [_]  A transfer of the Surrendered Securities is made to the Company or any subsidiaries; or

     [_]  The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act; or

     [_]  The transfer of the  Surrendered  Securities  complies  with Rule 144A under the Securities Act; or

     [_]  The  transfer of the  Surrendered  Securities  is pursuant to Rule 144 under the  Securities Act and each of the conditions set forth in such rule have been met;

     and unless the box below is checked,  the undersigned confirms that, to the undersigned's  knowledge,  such Securities are not being  transferred to an
     "affiliate"  of the Company as defined in Rule 144 under the Securities Act
     (an "Affiliate").

     [_]  The transferee is an Affiliate of the Company.

DATE:                               __________________________________
                                            Signature(s)

     (If the registered  owner is a corporation,  partnership or fiduciary,  the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

--------------------------------
Participant in a Recognized Signature